     As Filed Electronically with the Securities and Exchange Commission on

                                February 7, 2006

                        Securities Act File No. 33-59216

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933 [ ]

                         Pre-Effective Amendment No. __ [ ]
                         Post-Effective Amendment No. 1 [X]

                        LIBERTY VARIABLE INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                                -----------------

                             101 South Tryon Street
                         Charlotte, North Carolina 28255
               (Address of Principal Executive Offices) (Zip Code)

                                 1-800-345-6611
                  (Registrant's Area Code and Telephone Number)

                            R. Scott Henderson, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111
                     (Name and Address of Agent for Service)

                                -----------------

                                 With copies to:

      Brian D. McCabe, Esq.                         Cameron S. Avery, Esq.
        Ropes & Gray LLP                            Bell, Boyd & Lloyd LLC
     One International Place                  70 West Madison Street, Suite 3300
    Boston, Massachusetts 02110                    Chicago, Illinois 60602

                                -----------------

                      TITLE OF SECURITIES BEING REGISTERED:
 Shares of the Liberty Growth and Income Fund, Variable Series of the Registrant

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Post-effective amendment No. 1 to this Registration Statement.

     It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph b)

[ ] on November 1, 2004 pursuant to paragraph (b)

[X] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date) pursuant to paragraph (a)(2) of rule 485

     No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

                            NATIONS VALUE PORTFOLIO
            101 South Tryon Street, Charlotte, North Carolina 28255

Dear Investor:

   I am writing to ask for your voting instructions on the proposed merger of Nations Value Portfolio (the "Acquired Fund"), a series of Nations Separate Account Trust, into Liberty Growth and Income Fund, Variable Series (the "Acquiring Fund"), a series of Liberty Variable Investment Trust. As an investor through a variable annuity contact or variable insurance policy, you can instruct your insurance company as to how to vote on these policies. At a special meeting of shareholders of the Acquired Fund to be held on March 15, 2006 your insurance company will vote on the proposals as instructed by you and other investors holding contracts or policies through your insurance company.

   The proposed merger of the Acquired Fund is one of several mergers recommended by Columbia Management Advisors, LLC ("Columbia Management"), the investment adviser to the Liberty Variable Investment Trust. Columbia Management's overall goal in proposing these fund mergers is twofold. First, by merging funds with generally similar investment strategies, Columbia Management can create larger, more efficient investment portfolios. Second, by streamlining its product offering, Columbia Management can more effectively concentrate its investment management and distribution resources on a more focused group of portfolios. Columbia Management recommended the merger of the Acquired Fund to enable shareholders (that is, your insurance company and others) to invest in a larger, more efficient investment portfolio while continuing to access a similar investment strategy.

   Should the merger be approved and other conditions to the merger be satisfied, such investment will be exchanged, without immediate federal income tax consequences, for an equal investment (that is, dollar value) in Class A shares of the Acquiring Fund. More information on the specific details of and reasons for the Acquired Fund's merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

   THE TRUSTEES OF THE ACQUIRED FUND UNANIMOUSLY RECOMMEND THAT YOU INSTRUCT YOUR INSURANCE COMPANY TO VOTE FOR THE MERGER.

   YOUR VOTING INSTRUCTION IS IMPORTANT. YOU CAN INSTRUCT YOUR INSUARNCE COMPANY HOW TO VOTE BY COMPLETING THE ENCLOSED VOTING INSTRUCTION CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

   We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                          Sincerely,

                                          Christopher L. Wilson
                                          President and Chief Executive Officer
                                          Nations Separate Account Trust


February 8, 2006

            NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                MARCH 15, 2006

                            NATIONS VALUE PORTFOLIO
                  A Series of Nations Separate Account Trust

                            101 South Tryon Street
                        Charlotte, North Carolina 28255
                                1-800-321-7854

To the shareholders of Nations Value Portfolio:

   NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Nations Value Portfolio (the "Acquired Fund") will be held at 10:00 a.m. Eastern time on March 15, 2006, at the offices of Columbia Management Advisors, LLC, One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

      1. To approve an Agreement Plan of Reorganization providing for (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Liberty Growth and Income Fund, Variable Series (the "Acquiring Fund"), a series of Liberty Variable Investment Trust, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

      2. To consider and act upon such other matters as properly come before the meeting or any adjourned session of the meeting.

   Shareholders of record of the Acquired Fund at the close of business on January 19, 2006, are entitled to notice of and to vote at the meeting and any adjourned session of the meeting. Proxies given by shareholders must be received by the Acquired Fund (or its solicitor) prior to the time of the meeting.

                                          By Order of the Board of Trustees,

                                          R. Scott Henderson,
                                          Secretary


February 8, 2006


NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
        PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                          PROSPECTUS/PROXY STATEMENT

                               January 21, 2006


                 Acquisition of the Assets and Liabilities of

                            NATIONS VALUE PORTFOLIO

                      c/o Nations Separate Account Trust
                            101 South Tryon Street
                        Charlotte, North Carolina 28255
                                1-800-345-6611

                   by and in Exchange for Class A Shares of

                LIBERTY GROWTH AND INCOME FUND, VARIABLE SERIES

                     c/o Liberty Variable Investment Trust
                             One Financial Center
                          Boston, Massachusetts 02111
                                1-866-348-1468

                               TABLE OF CONTENTS

     I.   Questions and Answers Regarding Approval of the Merger.......   3
     II.  Proposal--Merger of the Acquired Fund into the Acquiring Fund  10
        The Proposal...................................................  10
        Principal Investment Risks.....................................  10
        Information about the Merger...................................  12
     III. General......................................................  18
        Voting Information.............................................  18
        Information about Proxies and the Conduct of the Meeting.......  18
     Appendix A--Form of Agreement and Plan of Reorganization.......... A-1
     Appendix B--Fund Information...................................... B-1
     Appendix C--Information Applicable to the Acquiring Fund.......... C-1
     Appendix D--Financial Highlights for the Acquiring Fund........... D-1
     Appendix E--Comparison of Organizational Documents................ E-1

   This prospectus/proxy statement (this "Prospectus/Proxy Statement") and the enclosed proxy card (the "Proxy Card") are expected to be mailed to shareholders and Contract Owners (defined below) beginning on or about February 6, 2006.


   This Prospectus/Proxy Statement contains information Contract Owners should know before voting on the approval of the Agreement and Plan of Reorganization, dated as of January 31, 2006 (the "Record Date"), with respect to the proposed reorganization of Nations Value Portfolio (the "Acquired Fund"), a series of Nations Separate Account Trust ("Nations Trust"), into Liberty Growth and Income Fund, Variable Series (the "Acquiring Fund" and, together with the Acquired Fund, each a "Fund" and collectively the "Funds"), a series of Liberty Variable Investment Trust ("Liberty Trust" and, together with Nations Trust, each a "Trust" and collectively the "Trusts") (the "Agreement and Plan of Reorganization").


   Except for certain seed capital investments, all shares of the Acquired Fund are owned of record by sub-accounts of separate accounts ("Separate Accounts") of the insurance companies (the "Participating Insurance Companies") established to fund benefits under variable annuity contracts and variable life insurance policies (each a "Contract") issued by the Participating Insurance Companies. Persons holding Contracts are referred to herein as "Contract Owners."

   The proposal will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund (the "Meeting") that will be held at the offices of Columbia Management Advisors, LLC. ("Columbia Management"), One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers substantially all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, this Prospectus/Proxy Statement refers to such transaction as a "Merger." Each of the Funds is a series of a registered open-end management investment company. Please read this Prospectus/Proxy Statement and keep it for future reference.

   The Acquiring Fund seeks long-term growth and income. The Acquiring Fund pursues this objective by, under normal market conditions, investing at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization (large-cap) stocks.

   Both the Acquiring Fund and the Acquired Fund have the same investment adviser, distributor, transfer agent and other service providers. Additionally, the Acquired Fund and Acquiring Fund are currently managed by the same portfolio managers.

   If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger is consummated, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class A shares of the Acquiring Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, Class A shares received by the Acquired Fund will be distributed pro rata to its shareholders and such shareholders would become shareholders of the Acquiring Fund.

   The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy Statement by reference:


  . The Statement of Additional Information of the Acquiring Fund dated January 20, 2006, relating to this Prospectus/Proxy Statement.


  .   The Prospectus of the Acquired Fund dated May 1, 2005, as supplemented.

  . The Statement of Additional Information of the Acquired Fund dated May 1, 2005, as supplemented.

  . The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated December 31, 2004 and the unaudited financial statements included in the Semiannual Report to Shareholders of the Acquired Fund dated June 30, 2005.


   Contract Owners may obtain a copy of a Fund's annual reports, semiannual reports, prospectuses, statements of additional information or the statement of additional information relating to this Prospectus/Proxy Statement or request other information about a Fund by calling or writing the Participating Insurance Companies that issued their Contracts or by calling the Acquired Fund at 1-800-345-6611 or the Acquiring Fund at 1-866-348-1468, as applicable. Text-only versions of the Funds' documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


   The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

   An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

           I. QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

   The following questions and answers provide an overview of key features of the Merger and of the information contained in this Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. If you have questions about the Merger, please call 1-800-345-6611.

1. What Merger is being proposed?

   The Board of Trustees of the Acquired Fund (the "Trustees") is recommending that the Acquired Fund be merged into the Acquiring Fund. This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class A shares of the Acquiring Fund. If the Merger is approved and completed, shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund with a dollar value equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger currently is scheduled to take place on May 1, 2006, or such other date as the parties may agree.

2. Why is the Merger being proposed?


   The Trustees recommend approval of the Merger because the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar investment goals and strategies. Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall expense ratios. In reviewing the Acquisition, the Trustees also considered that, based on estimated expense ratios, shareholders of the Acquired Fund, after the Merger, are expected to experience operating expense ratios that are lower than the net operating expense ratios of such shareholder's current shares.


   Please review "Reasons for the Merger and Trustees' Considerations" under "Information about the Merger" in Section II of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

3. How do the management fees and the expense ratios of the Funds compare, and what are they estimated to be following the Merger?


   The tables below allow a shareholder to compare the management fees and the expense ratios of each Fund and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. Annual Fund Operating Expenses are paid by each Fund. They include management fees, distribution and service (12b-1) fees (if applicable) and administrative costs, including fund accounting and custody services. The expenses do not reflect any Contract-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


   In addition, following the presentation of that information, Annual Fund Operating Expenses and Example Expenses are presented on a pro forma combined basis. The Annual Fund Operating Expenses shown in the table below represent expenses as of each Fund's most recent fiscal year (ended December 31, 2005), and those projected for the Acquiring Fund on a pro forma basis after giving effect to the proposed Merger, and based on pro forma combined net assets as of December 31, 2005.

   Shareholders of the Funds do not currently pay sales charges and will not pay sales charges as a result of the Merger (although Contract Owners may pay sales charges in connection with purchasing a Contract that invests in the Funds).

   Based on the expense ratios shown below, the expense ratio of Class A shares of the Acquiring Fund is expected to be lower than the net operating expense ratio of shares of the Acquired Fund.


   Merger expenses have been allocated to the Acquired Fund, which have reduced the Acquired Fund's net asset value (by approximately $0.011 per share based on shares outstanding as of the Record Date). Based on the expense ratios shown below, it is projected that, after the Merger, former Acquired Fund shareholders will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses until approximately 12 months after the Merger. If a shareholder redeems his or her shares prior to that time the shareholder may incur a net loss.


Annual Fund Operating Expenses
(deducted directly from Fund assets)


                            Nations Value Portfolio



                                                          Shares
                                                          ------
              Management fee (%)/(1)/....................  0.77%
              Distribution and service (12b-1) fees (%)..  0.25%
              Other expenses (%).........................  0.14%
                                                          -----
              Total annual fund operating expenses (%)...  1.16%
              Waivers/Expense Reimbursements (%)......... (0.25)%
              Net annual fund operating expenses (%)/(2)/  0.91%


                Liberty Growth and Income Fund, Variable Series


                                                           Class A
                                                           -------
              Management fee (%)/(3)/.....................  0.77%
              Distribution and service (12b-1) fees (%)...  0.00%
              Other expenses (%)/(4)/.....................  0.10%
                                                            ----
              Total annual fund operating expenses(%)/(5)/  0.87%


                Liberty Growth and Income Fund, Variable Series
                             (pro forma combined)


                                                           Class A
                                                           -------
             Management fee (%)/(3)/......................  0.77
             Distribution and service (12b-1) fees (%)....  0.00
             Other expenses (%)/(4)/......................  0.10
                                                            ----
             Total annual fund operating expenses (%)/(5)/  0.87

--------

(1)The Acquired Fund pays a management fee of 0.54 and an administration fee of
   0.23. The Acquired Fund's investment adviser has implemented a breakpoint schedule for the Acquired Fund's management fee. The management fee charged to the Acquired Fund will decline as the Acquired Fund's assets grow and will continue to be based on a percentage of the Acquired Fund's average daily assets. The breakpoint schedule for the Acquired Fund is as follows:
   0.54% for assets up to $500 million; 0.49% for assets in excess of $500 million and up to $1 billion; 0.44% for assets in excess of $1 billion and up to $1.5 billion; 0.39% for assets in excess of $1.5 billion and up to $3 billion; 0.37% for assets in excess of $3 billion and up to $6 billion; and 0.35% for assets in excess of $6 billion.
(2)The Acquired Fund's investment adviser and/or some of its other service providers have agreed to waive fee and/or reimburse expenses until April 30, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after April 30, 2006.
(3)The management fee has been restated to reflect contractual changes to the management fee for the Acquiring Fund effective November 1, 2004. The management fee charged to the Acquiring Fund declines as Acquiring Fund assets grow as a percentage of the Acquiring Find's average daily assets. The breakpoint schedule for the Acquiring Fund is as follows: 0.77% for assets up to $500 million; 0.72% for assets in excess of $500 million and up to $1 billion; 0.67% for assets in excess of $1 billion but less than $1.5 billion; 062% for assets in excess of $1.5 billion and up to $3 billion; 0.60% for assets in excess of $3 billion and up to $6 billion; and 0.58% for assets in excess of $6 billion.
(4)Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for transfer agency and pricing and bookkeeping services effective November 1, 2005
(5)The Acquiring Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Acquiring Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If the waiver were reflected in the table the total annual operating expenses would be 0.80% for Class A. This arrangement maybe modified or terminated by the distributor at any time. The Acquiring Fund's adviser has agreed to extend this waiver on a contractual basis through April 30, 2007 if the merger occurs.

Example Expenses

   Example Expenses help shareholders compare the cost of investing in the Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The "1 Year" column in the table for the Acquired Fund reflects any fee waivers and expense reimbursements described in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses use the following hypothetical conditions:

  .   $10,000 initial investment.

  .   5% total return for each year.

  .   Each Fund's operating expenses remain the same.

  .   Reinvestment of all dividends and distributions.

Example Expenses
(actual costs may be higher or lower)


          Nations Value Portfolio/(1)/ 1 Year 3 Years 5 Years 10 Years
          ---------------------------  ------ ------- ------- --------
                    Shares............  $93    $344    $614    $1,387



Liberty Growth and Income Fund, Variable Series 1 Year 3 Years 5 Years 10 Years
----------------------------------------------- ------ ------- ------- --------
                    Class A....................  $89    $278    $482    $1,073



Liberty Growth and Income Fund, Variable Series
(pro forma combined)                            1 Year 3 Years 5 Years 10 Years
----------------------------------------------- ------ ------- ------- --------
                    Class A....................  $89    $278    $482    $1,073

--------

(1)The waivers and/or reimbursements shown above under "Annual Fund Operating Expenses" expire April 30, 2006 and are not reflected in the 3, 5 and 10 year examples.


   The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

Hypothetical Investment and Expense Information


   Please see Appendix C for information relating to supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund's returns over a 10-year period.


4. How do the investment goals, principal investment strategies and policies of the Funds compare?


   The Acquired Fund and the Acquiring Fund have similar investment objectives and principal investment strategies. The Acquired Fund seeks growth of capital, while the Acquiring Fund seeks long term growth and income. Both Funds normally invest at least 80% of their assets in common stocks of U.S. companies; however, the Acquired Fund generally invests in companies with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million, while the Acquiring Fund normally invests in companies with market capitalizations similar to those companies in the Russell 1000 Value Index.

   The table below shows the investment goals and principal investment strategies of each Fund:



                         Nations Value Portfolio               Liberty Growth and Income Fund, Variable Series
                             (Acquired Fund)                                  (Acquiring Fund)
             ------------------------------------------------ -------------------------------------------------
Investment   The Acquired Fund seeks growth of capital        The Acquiring Fund seeks long-term growth
Goal(s)/     by investing in companies that are believed      and income.
Objective(s) to be undervalued.

Principal    . The Acquired Fund normally invests at          . Under normal market conditions, the
Investment      least 80% of its assets in common stocks         Acquiring Fund invests at least 80% of
Strategies      of U.S. companies. It generally invests          its net assets (plus any borrowings for
                in companies in a broad range of                 investment purposes) in U.S. securities,
                industries with market capitalizations of        primarily consisting of large-
                at least $1 billion and daily trading            capitalization (large-cap) stocks. Large-
                volumes of at least $3 million.                  cap stocks are stocks of large-size
                                                                 companies that have market
             . The Acquired Fund may also invest up              capitalizations similar in size to those
                to 20% of its assets in foreign securities.      companies in the Russell 1000 Value
                                                                 Index (as of December 31, 2005, the
             . The Acquired Fund may also invest in              capitalization range for the Russell 1000
                real estate investment trusts.                   Value Index is approximately $563
                                                                 million - $372 billion.)

                                                              . Up to 10% of the Acquiring Fund's
                                                                 assets may be invested in debt securities.
                                                                 When purchasing securities for the
                                                                 Acquiring Fund, the Fund's investment
                                                                 advisor generally chooses securities of
                                                                 companies it believes are undervalued.

                                                              . In selecting debt securities for the
                                                                 Acquiring Fund, the advisor may invest
                                                                 in: (i) debt securities that are convertible
                                                                 into common stock; (ii) corporate debt
                                                                 securities that are rated investment grade
                                                                 stocks by at least two nationally
                                                                 recognized rating organizations
                                                                 (investment grade stocks have a rating
                                                                 of BBB or higher by Standard & Poor's
                                                                 or Baa or higher by Moody's Investor's
                                                                 Service, Inc.); and (iii) debt securities
                                                                 that are not guaranteed by the U.S.
                                                                 government.

   The following highlights differences in the Funds' investment policies and restrictions. For purposes of this discussion, a "fundamental" investment policy or restriction is one that may not be changed without a shareholder vote.

                             FUNDAMENTAL POLICIES


   The Acquiring Fund and the Acquired Fund have substantially identical fundamental policies. As a matter of fundamental policy, neither the Acquiring Fund nor the Acquired Fund may:


  . purchase or sell real estate, except that the fund may purchase securities of issuers which deal or invest in real estate, and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

  . purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Acquired Fund.

  . purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

  . underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either
      (a) in connection with the disposition of a portfolio security or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Acquired Fund's ability to invest in securities issued by other registered management investment companies.

  . make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Acquired Fund.

  . borrow money or issue senior securities except to the extent permitted under by the 1940 Act, the rules and regulations thereunder and nay exemptive relief obtained by the portfolios.

                           NON-FUNDAMENTAL POLICIES

  . The Acquiring Fund may not purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets. As a matter of fundamental policy, the Acquired Fund may not purchase or sell commodities, except that the Acquired Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including without limitation forward currency contracts.

  . The Acquiring Fund may not purchase securities on margin, but may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions. The Acquired Fund has no similar policy.

  . The Acquiring Fund may not have a short securities position, unless it owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities. The Acquired Fund has a similar policy, except that the owned or acquirable securities must be equivalent in both kind and amount to the securities sold short (short sales "against the box"). The Acquired Fund may also sell securities short when it segregates assets in an amount at least equal to the underlying security or asset.

The Acquired Fund is subject to certain other non-fundamental policies to which the Acquiring Fund is not subject:

  . The Acquired Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future;

  . The Acquired Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of its total assets, provided that such loans of portfolio securities are fully collateralized based on values that are marked to market daily; and

  . The Acquired Fund may not make investments for the purpose of exercising control of management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in those countries will not be deemed the making of investments for the purpose of exercising control.)

   For a complete list of each Fund's investment policies and restrictions, see each Fund's Statement of Additional Information.

5. What class of the Acquiring Fund shares will shareholders receive if the Merger occurs?


   If the Merger occurs, holders of shares of the Acquired Fund will receive Class A shares of the Acquiring Fund. The merger will not result in any changes to shareholder rights in connection with or the procedures for purchases, redemptions or exchanges of shares of the Acquiring Fund, or distributions by the Acquiring Fund.


   For more information on the Acquiring Fund's current distribution, purchase, redemption and exchange policies, see Appendix D.

6. What are the federal income tax consequences of the Merger?

   The Merger is expected to be tax-free to Separate Accounts as shareholders for federal income tax purposes. This means that neither Separate Accounts, Contract Owners nor the Acquired Fund are expected to recognize a gain or loss directly as a result of the Merger. Although the Merger will end the tax year of the Acquired Fund, and possibly accelerate distributions from the Acquired Fund to Separate Accounts as shareholders, there will be no tax consequences to Contract Owners.

   The cost basis and holding period of shares in the Acquired Fund are expected to carry over to new shares in the Acquiring Fund.

   Certain other tax consequences are discussed below under "Federal Income Tax Consequences."

7. Who bears the expenses associated with the Merger?

   Columbia Management and the Acquired Fund each will bear a portion of the out-of-pocket expenses associated with the Merger. Out-of-pocket expenses associated with the Merger include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger;
(2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; (3) the legal fees and expenses incurred by the Funds in connection with the Merger; and (4) the trustees' fees and out-of-pocket expenses incurred in connection with the Merger.

   The estimated costs of the Merger to be borne by the Acquired Fund are approximately $ 20,250 (approximately $0.003 per share based on shares outstanding as of the Record Date), assuming completion of the Merger. Columbia Management will bear all of the costs of the Merger otherwise allocable to the Acquiring Fund. Columbia Management also will bear all of the costs allocable to the Acquired Fund in excess of $20,250. In calculating the costs to be allocated to the Funds, the out-of-pocket expenses of the Merger are first allocated to the Acquiring Fund or to the Acquired Fund. Merger-related costs that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing this Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund). Costs of the Merger that are not specifically allocable to either Fund are divided equally between the Funds. Following this initial allocation between the Funds, Columbia Management limits the expenses actually allocated to a Fund in each Merger to the lesser of
(i) the anticipated reductions in expenses borne by that Fund over the first year following the Merger and (ii) 75% of the initial allocation to that Fund. Any reduction in the Merger expenses allocable to a Fund as a result of these limitations is borne by Columbia Management, not the other Fund. Should the Merger fail to occur, Columbia Management will bear all costs associated with the Merger.


8. Who is eligible to vote?

   As of the Record Date, the Acquired Fund had 6,454,847.687 shares outstanding. Only shareholders who owned shares on the Record Date are entitled to vote at the Meeting or any adjournment of the Meeting. Except for certain seed capital investments, all shares of the Acquired Fund are owned of record by sub-accounts of Separate Accounts of the Participating Insurance Companies established to fund benefits under Contracts issued by such Participating Insurance Companies.

   All shareholders of the Acquired Fund will vote together as a single class on this proposal. Each shareholder will be entitled to vote based on the ratio its interest bears to the interests of all shareholders entitled to vote. Shareholders may vote either in person or by duly executed proxy and each shareholder shall be entitled to a vote proportionate to its interest in Nations Trust. No proxy shall be valid after eleven (11) months from the date of execution, unless a longer period is expressly stated in such proxy. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder's shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder's shares will be voted at the discretion of the persons named as proxies.

   Each Contract Owner is entitled to instruct his or her Participating Insurance Company as to how to vote its shares held on behalf of such Contract Owner. Please refer to "Contract Owner Instructions" located in Section III for more information.

9. Why is the Acquiring Fund expected to be reorganized following the Merger?

   At a meeting held on May 11, 2005, the Trustees, including all Trustees who are not "interested persons" of the Acquiring Fund (as defined in section 2(a)(19) of the 1940 Act) (each, for purposes of this question 9, an "Independent Trustee"), unanimously approved the reorganization of the Acquiring Fund as a series of an existing Massachusetts business trust, SteinRoe Variable Investment Trust (the "Trust Reorganization"). In the Trust Reorganization, the Acquiring Fund will be reorganized into a newly created series of SteinRoe Variable Investment Trust. The primary purpose of the Trust Reorganization is to facilitate compliance monitoring and administration for the Columbia Funds.


   Consummation of the Trust Reorganization with respect to the Acquiring Fund is expected to occur immediately following the completion of the Merger. The Merger is not conditioned on the completion of the Trust Reorganization. Shareholders of the Acquired Fund are not being asked to approve the Trust Reorganization.

   The rights of security holders of the Acquired Fund and of SteinRoe Variable Investment Trust are substantially similar. Material differences include the following: (i) security holders of the Acquired Fund have the power to vote with respect to any merger, consolidation, conversion or sale of assets, while security holders of SteinRoe Variable Investment Trust do not have such power, and (ii) SteinRoe Variable Investment Trust provides that no shareholder may bring a derivative claim without first requesting that the Trustees bring or maintain such claim, whereas the Acquired Fund does not require such demand. Additionally, SteinRoe Variable Investment Trust provides that its declaration of trust may be amended at any time by an instrument in writing signed by a majority of the Trustees. The declaration of trust relating to the Acquired Fund, however, may be amended by the Trustees only with the approval of shareholders holding more than 50% of the total interests entitled to vote.


   Please refer to Appendix E for a detailed comparison of the significant differences between the organizational documents that apply to the Acquired Fund, the Acquiring Fund and SteinRoe Variable Investment Trust.

       II. PROPOSAL--MERGER OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

The Proposal


   Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are approving the merger of the Acquired Fund into the Acquiring Fund. The Agreement and Plan of Reorganization and the Trust Reorganization are unrelated.


Principal Investment Risks

  What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

   The principal risks associated with each Fund are similar because the Funds have similar investment goals and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time. The table below shows the principal investment risks of each Fund:

                        Nations Value Portfolio                   Liberty Growth and Income, Variable Series
                            (Acquired Fund)                                    (Acquiring Fund)
           -------------------------------------------------- --------------------------------------------------
Principal  . Investment Strategy Risk: The team               . Management Risk: Management risk
Investment    chooses stocks that it believes are                means that the advisor's investment
Risks         undervalued, with the expectation that             decisions might produce losses or cause
              they will rise in value. There is a risk that      the Acquiring Fund to underperform when
              the value of these investments will not rise       compared to other funds with similar
              as high as the team expects, or will fall.         investment goals. Market risk means that
                                                                 security prices in a market, sector or
           . Stock Market Risk: The value of the                 industry may fall, reducing the value of
              stocks the Portfolio holds can be affected         your investment. Because of management
              by changes in U.S. or foreign economies            and market risk, there is no guarantee that
              and financial markets, and the companies           the Fund will achieve its investment goals
              that issue the stocks, among other things.         or perform favorably among comparable
              Stock prices can rise or fall over short as        funds.
              well as long periods. In general, stock
              markets tend to move in cycles, with            . Interest Rate Risk: Interest rate risk is
              periods of rising prices and periods of            the risk of a change in the price of a bond
              falling prices.                                    when prevailing interest rates increase or
                                                                 decline. In general, if interest rates rise,
           . Foreign Investment Risk: Because the                bond prices fall, and if interest rates fall,
              Portfolio may invest up to 20% of its              bond prices rise. Changes in the values of
              assets in foreign securities, it can be

             Nations Value Portfolio                  Liberty Growth and Income, Variable Series
                 (Acquired Fund)                                   (Acquiring Fund)
  ----------------------------------------------   -------------------------------------------------
      affected by the risks of foreign investing.      bonds usually will not affect the amount
     Foreign investments may be riskier than          of income the Fund receives from them
     U.S. investments because of political and        but will affect the value of the Fund's
     economic conditions, changes in currency         shares. Interest rate risk is generally
     exchange rates, foreign controls on              greater for bonds with longer maturities.
     investment, difficulties selling some
     securities and lack of or limited financial   . Debt Security Risk: Because the Fund
     information. Significant levels of foreign       may invest in debt securities issued or
     taxes, including potentially confiscatory        supported by private entities, including
     levels of taxation and withholding taxes,        corporate bonds and mortgage-backed and
     also may apply to some foreign                   asset-backed securities, the Fund is subject
     investments.                                     to issuer risk.

                                                   . Issuer Risk: Issuer risk is the possibility
                                                      that changes in the financial condition of
                                                      the issuer of a security, changes in general
                                                      economic conditions, or changes in
                                                      economic conditions that affect the issuer
                                                      may impact its actual or perceived
                                                      willingness or ability to make timely
                                                      payments of interest or principal. This
                                                      could result in a decrease in the price of
                                                      the security and in some cases a decrease
                                                      in income.

                                                   . Equity Security Risk: Since it purchases
                                                      equity securities, the Fund is subject to
                                                      equity risk. This is the risk that stock
                                                      prices will fall over short or extended
                                                      periods of time. Although the stock
                                                      market has historically outperformed other
                                                      asset classes over the long term, the stock
                                                      market tends to move in cycles. Individual
                                                      stock prices may fluctuate drastically from
                                                      day to day and may underperform other
                                                      asset classes over an extended period of
                                                      time. Individual companies may report
                                                      poor results or be negatively affected by
                                                      industry and/or economic trends and
                                                      developments. The prices of securities
                                                      issued by such companies may suffer a
                                                      decline in response. These price
                                                      movements may result from factors
                                                      affecting individual companies, industries
                                                      or the securities market as a whole.

                                                   . Value Stock Risk: Value stocks are
                                                      stocks of companies that may have
                                                      experienced adverse business or industry
                                                      developments or may be subject to special
                                                      risks that have caused the stocks to be out
                                                      of favor and, in the advisor's opinion,

    Nations Value Portfolio    Liberty Growth and Income, Variable Series
        (Acquired Fund)                     (Acquiring Fund)
    ----------------------- -------------------------------------------------
                                undervalued. If the advisor's assessment
                               of a company's prospects is wrong, the
                               price of the company's stock may fall, or
                               may not approach the value the advisor
                               has placed on it.

                            . Convertible Security Risk: Convertible
                               securities are securities that can be
                               converted into common stock, such as
                               certain debt securities and preferred stock.
                               Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

   For more information about the principal investment risks and other investment risks of the Acquiring Fund, please see Appendix D.

   Please see the answer to question 4 above under "Questions and Answers Regarding Approval of the Merger" for more information regarding the investment goals, strategies and policies of the Funds.

Information about the Merger

  Terms of the Agreement and Plan of Reorganization

   If approved by the shareholders of the Acquired Fund, the Merger is expected to occur on May 1, 2006, or such other date as the parties may agree under the Agreement and Plan of Reorganization. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to this Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

  . The Acquired Fund will transfer all of the assets and liabilities attributable to its shares to the Acquiring Fund in exchange for Class A of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

  . The assets of each the Acquired Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger (currently scheduled to be May 1, 2006), or such other date as the parties may agree.

  . The Class A shares of the Acquiring Fund received by the Acquired Fund will be distributed to the shareholders of the Acquired Fund pro rata in accordance with their percentage ownership of shares of the Acquired Fund in complete liquidation of the Acquired Fund.

  .   After the Merger, the Acquired Fund will be terminated under state law.

  . The Merger requires approval by the Acquired Fund's shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Trustees of Nations Trust and the Trustees of Liberty.

   Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. Shares may be redeemed at any time prior to the consummation of the Merger.

  Shares that Shareholders Will Receive


   If the Acquisition occurs, shareholders of the Acquired Fund will receive Class A shares in the Acquiring Fund. As compared to the Acquired Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:


  . They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder's current shares as of the business day before the closing of the Merger.


  . They will entitle shareholders to voting and other rights generally similar to those currently enjoyed by shareholders, but as shareholders of the Acquiring Fund. Please see Appendix E to this Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Acquired Fund.


  . The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

  Capitalization

   The following table shows, on an unaudited basis, the capitalization of the Nations Value Portfolio (the "Acquired Fund") and the Liberty Growth and Income Fund, Variable Series (the "Acquiring Fund") as of October 31, 2005 and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund, the capitalization of the Acquiring Fund at net asset value as of that date:


                                                                               Liberty Growth and
                                            Liberty Growth and                    Income Fund,
                              Nations          Income Fund,                     Variable Series
                          Value Portfolio    Variable Series      Pro Forma        Pro Forma
                          (Acquired Fund)    (Acquiring Fund)    Adjustments     Combined/(1)/
                          ---------------   ------------------ -----------     ------------------
Class A
Net asset value..........   80,411,486/(2)/    171,300,507              0/(3)/    251,711,993
Shares outstanding.......    6,582,944          10,614,462     (1,600,820)         15,596,586
Net asset value per share        12.22               16.14                              16.14

Class B
Net asset value..........                       41,597,296                         41,597,296
Shares outstanding.......                        2,585,258                          2,585,258
Net asset value per share                            16.09                              16.09

--------

(1)Assumes the Acquisition was consummated on October 31, 2005 and is for information purposes only. No assurance can be given as to how many shares of the Liberty Growth and Income Fund, Variable Series will be received by the shareholders of the Nations Value Portfolio on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Liberty Growth and Income Fund, Variable Series that actually will be received on or after such date.
(2)One time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $20,250 has been borne by Nations Value Portfolio.

(3)Shares of Nations Value Portfolio are exchanged for Class A shares of Liberty Growth and Income Fund, Variable Series, based on the net asset value per share of Liberty Growth and Income Fund, Variable Series' Class A shares at the time of the merger.

  Reasons for the Merger and Trustees' Considerations


   The Trustees of Nations Trust, all of whom are not "interested persons" (as such term is defined in the 1940 Act), based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund's shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Trustees have unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommend that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.


   Columbia Management proposed the Merger to the Trustees of Nations Trust at a meeting held on May 4 and 5, 2005.


   At the meeting, the Trustees (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

      1. the Merger as part of a continuing initiative to streamline and improve the mutual fund offerings of the Columbia Funds family and the Nations Funds family by eliminating overlapping funds and clarifying investor choices;

      2. various potential shareholder benefits of the Merger;

      3. the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

      4. the historical performance of the Acquired Fund and the Acquiring Fund (see "Performance Information" below), although no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Merger;

      5. the investment objectives and principal investment strategies of the Funds;

      6. that holders of shares of the Acquired Fund are expected to experience lower total net operating expense ratios as respective holders of Class A of the Acquiring Fund after the Merger;

      7. the anticipated tax-free nature of the exchange of shares in the Merger and other expected U.S. federal income tax consequences of the Merger, including limitations on the use of realized and unrealized losses for U.S. federal income tax purposes and the potential diminution of the ability to use such losses to offset future gains (see "Federal Income Tax Consequences" below);

      8. the potential benefits of the Merger to Columbia and its affiliates (e.g., the benefit of consolidating resources within Columbia Management);

      9. various aspects of the Merger and the Agreement and Plan of Reorganization, including the fact that the Acquiring Fund will be part of a Massachusetts business trust;

      10. the fact that shareholders of the Acquired Fund will experience no change in shareholder services as a result of the Merger;

      11. that Columbia Management, the Acquired Fund and the Acquiring Fund will bear the costs associated with the Merger, such costs to be borne by the Acquired Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such fund in the first year following the Merger.

   If the Merger is approved by the shareholders, the transaction will combine the Acquired Fund's assets with those of the Acquiring Fund, resulting in a combined portfolio that is significantly larger than the Acquired Fund's. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

   Columbia Management also believes that the Merger helps eliminate overlapping products. The Acquired Fund and the Acquiring Fund are both funds that invest primarily in U.S. securities of large companies. Columbia Management believes that streamlining its product offerings in a particular asset segment will help to minimize investor confusion.

   The Acquired Fund and Acquiring Fund are currently managed by the same portfolio managers. Columbia Management believes that shareholders of both the Acquired Fund and the Acquiring Fund will benefit from centralized fund management.

  Performance Information

   The bar charts below show the percentage gain or loss in each calendar year for the 7-year period ending December 31, 2005, for shares of the Acquired Fund and the 10-year period ending December 31, 2005, for the Class A shares of the Acquiring Fund. The bar charts should give you a general idea of how the Acquired Fund's and the Acquiring Fund's returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

   Additional discussion of the manner of calculating total return is contained in each Fund's Prospectus and Statement of Additional Information.

                            Nations Value Portfolio

                                    [CHART]

1999    2000    2001    2002     2003     2004     2005
-----  ------  -----  -------   ------   ------   ------
0.05%  22.22%  8.00%  -20.64%   20.99%   14.51%   6.31%




              For period shown in bar
                chart:
              Best quarter: 2/nd/
                quarter 2003, 16.39%
              Worst quarter: 3/rd/
                quarter 2002, -20.41%


             Liberty Growth and Income, Variable Series (Class A)

                                    [CHART]

1999    2000    2001    2002     2003     2004     2005
-----  ------  -----  -------   ------   ------   ------
0.05%  22.22%  8.00%  -20.64%   20.99%   14.51%   6.31%




              For period shown in bar
                chart:
              Best quarter: 4/th/
                quarter 1998, 21.79%
              Worst quarter: 3/rd/
                quarter 2002, -20.41%

   The following tables list the average annual total return for the shares of the Acquired Fund and Class A shares of the Acquiring Fund for the one-year, five-year and ten-year (or since inception) periods ended December 31, 2005.


   The table shows the Acquired Fund's average annual total return for each period, compared with the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios (the ratio of a company's stock price to the book value of its assets) and forecasted growth rates relative to the Russell 1000 Index as a whole. The Russell 1000 index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


   The Acquiring Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

Nations Value Portfolio

       Average Annual Total Returns--For Periods Ended December 31, 2005

                                                                                          Since
                                                                       1 Year 5 Years Inception/(1)/
                                                                       ------ ------- -------------
Shares................................................................  9.33%  3.45%      4.07%
Russell 1000 Value Index (Reflects no deductions for fees or expenses)  7.05%  5.28%      5.68%

--------
(1)The inception date of Nations Value Portfolio is March 27, 1998. The return for the index shown is from that date.

Liberty Growth and Income Fund, Variable Series


       Average Annual Total Returns--For Periods Ended December 31, 2005



                                                             1 Year 5 Years 10 Years
                                                             ------ ------- --------
Class A (Reflects no deductions for fees and expenses)......  6.38%  2.38%    9.71%
S&P 500 Index (Reflects no deductions for fees and expenses)  4.91%  0.54%    9.07%


  Federal Income Tax Consequences

   The Merger is intended to be a tax-free reorganization for federal income tax purposes. Ropes & Gray LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by such Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

  .   the Merger will constitute a reorganization within the meaning of
      Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a "party to a reorganization" within the meaning of
      Section 368(b) of the Code;

  . under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its Separate Accounts as shareholders in liquidation;

  . under Section 354 of the Code, no gain or loss will be recognized by Separate Accounts as shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

  . under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund's Separate Accounts receive as shareholders in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

  . under Section 1223(1) of the Code, an Acquired Fund Separate Account's holding period as shareholder of the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the Separate Accounts as shareholder held the Acquired Fund shares as a capital asset;

  . under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

  . under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund's tax basis in such assets immediately prior to such exchange;

  . under Section 1223(2) of the Code, the Acquiring Fund's holding periods in such assets will include the Acquired Fund's holding periods in such assets; and

  . under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under
      Section 383 of the Code.

   The opinion will be qualified to reflect that the Code requires that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "nonequity" options and investments in "passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer).

   The opinion will be based on certain factual certifications made by officers of the Acquired Fund and Nations Separate Account Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

   This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any Contract Owner. Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

   THE TRUSTEES OF NATIONS TRUST, ON BEHALF OF THE ACQUIRED FUND, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal

   Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the lesser of (1) 67% or more of the shareholders present or represented at such meeting, provided the shareholders of more than 50% of the interest in the Nations Value Portfolio are present or represented by proxy, or (2) more than 50% of the interest in the Nations Value Portfolio.

                                 III. GENERAL

Voting Information

   The Trustees are soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 10:00 a.m. Eastern time on March 15, 2006, at Columbia Management's offices at One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about January 27, 2006.

Information about Proxies and the Conduct of the Meeting


   Solicitation of Proxies. Proxies will be solicited primarily through the mailing of this Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, Inc., 280 Oser Avenue, Hauppage, NY 11788, has been engaged to
assist in the solicitation of proxies, at an estimated cost of $[    ].


   Voting Process. You can vote in any one of the following ways:

      a. By mail, by filling out and returning the enclosed Proxy Card;

      b. By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

      c. In person at the Meeting.

   Shareholders who owned shares on the Record Date, are entitled to vote at the Meeting. Each whole share of the Acquired Fund is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Except for certain seed capital investments, all of the shares of the Acquired Fund are owned of record by sub-accounts of Separate Accounts of the Participating Insurance Companies established to fund benefits under Contracts issued by such Participating Insurance Companies.


   Contract Owner Instructions. The Participating Insurance Companies are mailing copies of these proxy materials to Contract Owners who, by completing and signing the accompanying voting instruction card, will instruct the Separate Accounts how they wish the shares of the Fund to be voted. Each Contract Owner is entitled to instruct his or her Participating Insurance Company as to how to vote its shares held on behalf of such Contract Holder. The Separate Accounts will vote shares of the Acquired Fund as instructed on the voting instruction cards by their Contract Owners. If a Contract Owner simply signs and returns the voting instruction card, the Separate Accounts will treat the card as an instruction to vote the shares represented thereby in favor of the Proposal. The Separate Accounts intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instructions cards are returned. Shares attributable to amounts retained by the Participating Insurance Companies will be voted in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any "broker non-votes." "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. Any Contract Owner giving instructions to a Participating Insurance Company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed instructions received in time for the meeting will be voted as specified in the instructions. Because the Participating Insurance Companies may vote all Acquired Fund shares even if only a small number of Contract Owners forward voting instructions to the Insurance Companies, it is possible that a small number of Contract Owners dictate the outcome of the vote on the proposed Agreement and Plan of Reorganization.


   Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the Proposal. A shareholder can revoke a proxy by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person.

   Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers for the Meeting (the "Tellers"). Thirty-three and one-third percent (33 1/3%) of the shares of the Acquired Fund entitled to vote on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote. Abstentions will have the effect of a negative vote on the Proposal. Except for certain seed capital investments, all of the shares of the Acquired Fund are owned of record by sub-accounts of Separate Accounts of the Participating Insurance Companies established to fund benefits under Contracts issued by such Participating Insurance Companies.

   Underwriter Address. The address of the Acquired Fund's and the Acquiring Fund's principal underwriter, Columbia Management Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111-2621.

   Share Ownership. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of the Record Date for each class of the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of the Acquired Fund, and contains information about the executive officers and Trustees of the Acquired Fund and their shareholdings in the Acquired Fund.

   Adjournments; Other Business. If the Acquired Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares voted on the matter, but, for purposes of adjournment only, any number of shares present at the Meeting or represented by proxy constitutes a quorum. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxies that direct them to vote against the Proposal. They will not vote any proxies that direct them to abstain from voting on the Proposal.

   The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except where the Secretary of the Acquired Fund has previously received written instructions to the contrary from shareholders entitled to vote the shares.

           Appendix A--Form of Agreement and Plan of Reorganization


   THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of January 31, 2006, is by and among Nations Separate Account Trust (the "Trust"), a Delaware statutory trust, on behalf of Nations Value Portfolio (the "Acquired Fund"), Liberty Variable Investment Trust (the "Acquiring Trust"), a Massachusetts business trust, on behalf of Liberty Growth and Income Trust (the "Acquiring Fund"), and Columbia Management Advisors, LLC. ("Columbia").


   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund exchange for Class A shares of beneficial interest of the Acquiring Fund ("Acquisition Shares"), and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of the Acquisition Shares, to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement. In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

      1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

          a. The Acquired Fund will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

          b. The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

          c. The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset values of the shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

      1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Trustees and officers, acting in their capacities as such, under the Acquired Fund's Declaration of Trust and Bylaws as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquired Fund, its successors or assigns.

      1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

      1.4. With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

      1.5. As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution.

2. VALUATION.

      2.1. For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

      2.2. For the purpose of paragraph 2.1, the net asset value of a Acquisition Shares shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Fund and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

      3.1. The Closing Date shall be on May 1, 2006, or on such other date as the parties may agree. The Closing shall be held at 10:00a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

      3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Liberty Growth and Income Fund, Variable Series."

      3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by the Acquiring Fund upon the giving of written notice to the other party.

      3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

      3.5. At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

      4.1. Nations Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

          a. Nations Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

          b. Nations Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of Nations Trust and the 1940 Act;

          c. The Acquired Fund is not in violation in any material respect of any provision of its Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          d. The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

          e. To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

          f. The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund at as of and for the fiscal year ended December 31, 2004, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2005, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2005;

          g. Since June 30, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

          h. As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund's knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

          i. For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

          j. The Acquired Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

          k. The authorized capital of Nations Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Fund have the characteristics described in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended from time to time, the "Acquired Fund Prospectus"). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund Prospectus) by the Acquired Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquired Fund of any class are outstanding and none will be outstanding on the Closing Date;

          l. The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

          m. The execution, delivery and performance of this Agreement has been duly authorized by the Board of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          n. The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

          o. The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

          p. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto
       Rico);

          q. At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2005, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

          r. At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

          s. No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

      4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

          a. The Acquiring Trust is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a business trust) duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

          b. The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

          c. The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Acquiring Fund Prospectus or in the registration statement of which it is a part;

          d. At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

          e. The Acquiring Fund is not in violation in any material respect of any provisions of its Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          f. To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

          g. The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the fiscal year ended December 31, 2004, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2005, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such date and for the period then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2004;

          h. Since June 30,2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

          i. As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund's knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

          j. The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to
       Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

          k. For all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception, the assets of the Acquiring Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

          l. The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares and Class A shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

          m. The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

          n. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          o. The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

          p. The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

          q. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

   The Acquired Fund and Acquiring Fund hereby covenant and agree as follows:

      5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

      5.2. The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

      5.3. In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

      5.4. The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

      5.5. The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

      5.6. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

      5.7. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

   The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

      6.1. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

      6.2. The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Acquiring Fund for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Acquired Fund, to the following effect:

          a. The Acquiring Trust is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a business trust) duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

          b. This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          c. The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

          d. The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

          e. The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Acquiring Fund's Declaration of Trust or Bylaws, or any provision of any agreement known to such counsel to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound;

          f. To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

          g. Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

          h. Nations Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

          i. To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

      7.1. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

      7.2. The Acquiring Fund shall have received a favorable opinion of Morrison & Foerster LLP, counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

          a. Nations Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of Nations Trust;

          b. This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          c. The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

          d. The execution and delivery of this Agreement did not, and the performance by the Acquired Fund of its obligations hereunder will not, violate the Acquiring Fund's Declaration of Trust or Bylaws, or any provision of any agreement known to such counsel to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Fund is a party or by which it is bound;

          e. To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

          f. Such counsel does not know of any legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph
       5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

          g. Nations Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

          h. To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

      7.3. Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2004, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2004, and on or prior to the Closing Date.

      7.4. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Fund, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

      7.5. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

   The respective obligations of the Acquired Fund and the Acquiring Fund hereunder are subject to the further conditions that on or before the Closing
Date:

      8.1. This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

      8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

      8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Acquired Fund and the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

      8.4. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5. The Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

          a. The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the Separate Accounts as shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          b. No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of the obligations of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its Separate Accounts as shareholders in liquidation, as contemplated in paragraph 1 hereof;

          c. No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Obligations of the Acquired Fund and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

          d. The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

          e. The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

          f. No gain or loss will be recognized by the Acquired Fund Separate Accounts as shareholders upon the exchange of all of their Acquired Fund shares for the Acquisition Shares;

          g. The aggregate tax basis of the Acquisition Shares to be received by each Separate Account as shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

          h. An Acquired Fund Separate Account's holding period as shareholder of the Acquiring Fund Shares to be received will include the period during which the Acquired Fund shares exchanged therefor were held, provided that the Separate Account as shareholder held the Acquired Fund shares as a capital asset on the date of the exchange; and

          i. The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

   The opinion will be qualified to reflect that the Code requires that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "nonequity" options and investments in "passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer).

   The opinion will be based on certain factual certifications made by officers of the Acquired Fund and Nations Trust and also will be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

      8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived by the Board of the Acquired Fund or the Acquiring Fund, if, in its judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

      9.1. The Acquired Fund and the Acquiring Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.


      9.2 All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquiring Fund and the Acquired Fund. The expenses detailed above shall be borne as follows:

          (a) as to expenses allocable to the Acquiring Fund, one hundred percent (100%) shall be borne by Columbia, and

          (b) as to expenses allocable to the Acquired Fund, thirty-one percent (31%) of such expenses shall be borne by the Acquired Fund and sixty-nine percent (69%) of such expenses shall be borne by Columbia. In the event the Closing does not occur, Columbia shall bear all such expenses.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

      10.1. The Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

      11.1. This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

          a. of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

          b. a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

          c. any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.


       If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2006, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.


      11.2. If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111, Attention:
Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

      14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

      14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.5. A copy of the Declaration of Trust of the Acquiring Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquiring Fund.

               [The rest of this page intentionally left blank.]

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                               NATIONS SEPARATE ACCOUNT TRUST
                               on behalf of Nations Value Portfolio

                               By:
                                      -----------------------------
                               Name:
                               Title:

                               ATTEST:

                               By:
                                      -----------------------------
                               Name:
                               Title:

                               LIBERTY VARIABLE INVESTMENT TRUST
                               on behalf of Liberty Growth and
                                 Income Fund,
                               Variable Series

                               By:
                                      -----------------------------
                               Name:
                               Title:

                               ATTEST:

                               By:
                                      -----------------------------
                               Name:
                               Title:

                               Solely for purposes of Paragraph 9.2
                                 of the Agreement:

                               COLUMBIA MANAGEMENT ADVISORS, INC.

                               By:
                                      -----------------------------
                               Name:
                               Title:

                               ATTEST:

                               By:
                                      -----------------------------
                               Name:
                               Title:

                         Appendix B--Fund Information

Shares of the Acquired Fund Outstanding and Entitled to Vote

   For shares of the Acquired Fund that are entitled to vote at the Meeting, the number of shares outstanding as of January 19, 2006 was as follows:


                                       Number of Shares
                                   Outstanding and Entitled
                     Fund                  to Vote
                     ----          ------------------------
                     Acquired Fund      6,454,847.687


Ownership of Shares

   As of January 19, 2006, Nations Separate Account Trust believes that, as a group, the Trustees and officers, as the case may be, of the Acquired Fund owned less than one percent of each class of shares of the Acquired Fund. As of January 19, 2006, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of shares of the Acquired Fund or the Acquiring Fund:

                            Nations Value Portfolio
                                (Acquired Fund)

                                                                 Percentage of
                                                                  Outstanding
                                      Number of   Percentage of Shares of Class
                                     Outstanding   Outstanding    Owned Upon
                                      Shares of     Shares of    Consummation
Name and Address of Shareholder      Class Owned   Class Owned      Merger*
-------------------------------     ------------- ------------- ---------------
TRANSAMERICA LIFE INSURANCE CO.....   335,304.214      5.18%          1.70%
RIB III
4333 EDGEWOOD RD NE
ATTN FMD ACCOUNTING MS 4410
CEDAR RAPIDS IA 52499-0001

HARTFORD LIFE INSURANCE COMPANY.... 5,601,205.698     86.59%         28.47%
SEPARATE ACCOUNT TWO
ATTN DAVID TEN BROECK
PO BOX 2999
HARTFORD CT 06104-2999

VARIABLE SEPARATE ACCOUNT OF ANCHOR   532,099.576      8.23%          2.70%
NATIONAL LIFE INSURANCE CO
PO BOX 54299
LOS ANGELES CA 90054-0299

                Liberty Growth and Income Fund, Variable Series

                               (Acquiring Fund)

Class A

                                                                           Percentage of
                                                                            Outstanding
                                               Number of    Percentage of Shares of Class
                                              Outstanding    Outstanding    Owned Upon
                                            Shares of Class   Shares of    Consummation
Name and Address of Shareholder                  Owned       Class Owned      Merger*
-------------------------------             --------------- ------------- ---------------
KEYPORT....................................    782,976.230       7.83%          5.26%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS MA 02481-9133

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)  2,261,137.955      22.62%         15.18%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS MA 02481-9133

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)  6,174,713.705      61.77%         41.46%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS MA 02481-9133

--------

* Percentage owned assuming completion of the Merger on January 19, 2006.

           Appendix C--Information Applicable to the Acquiring Fund


   Below is information regarding the Liberty Growth and Income Fund, Variable
Series:


THE TRUST

   Liberty Growth and Income Fund, Variable Series (the "Fund") is a mutual fund series of the Liberty Variable Investment Trust (the "Trust"). The Trust includes seven separate mutual funds ("Funds"), each with its own investment goals and strategies. The Fund is an investment option under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Management Distributor, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Management.

   The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

PRINCIPAL INVESTMENT RISKS

   The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. A shareholder may lose money by investing in the Fund.

   Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of a shareholder's investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

   Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

   Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. This could result in a decrease in the price of the security and in some cases a decrease in income.

   Equity Risk is the risk that stock prices will fall over short or extended periods of time. Since the Fund purchases equity securities, it is subject to equity risk. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

   Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

   Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

PURCHASES AND REDEMPTIONS

   The Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES

   The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Funds. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.

   The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Money Market Fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

   The rights of shareholders to redeem shares of a Fund are not affected by any of the limits mentioned above.

   For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

   Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

   The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above.

   Columbia Management Group, Inc. has designated a Market Timing Steering Committee (the "Committee") composed of members of senior management designed to ensure, among other things, that Participating Insurance Companies can either enforce the Funds' market timing policy, or monitor for market timing pursuant to a policy that is at least as restrictive as the Funds' policy. The Committee oversees the due diligence process with respect to Participating Insurance Companies. The due diligence process for Participating Insurance Companies includes a review of an insurance company's market timing policies, and requests that insurance companies certify that they can enforce the Funds' market timing policy as disclosed in the prospectus. Alternatively, if the Participating Insurance Company cannot certify that it can enforce the Funds' market timing policy, the Committee requests that the Participating Insurance Company certify that it has an internal market timing policy that is as restrictive or more restrictive than the Funds' market timing policy. If the insurance company cannot provide either form of certification, the Committee requests that the Participating Insurance Company provide the Funds' transfer agent with shareholder level data transparency to enable the transfer agent to monitor trading activity in accordance with the Funds' market timing policy. An insurance company that agrees to provide data transparency is required to restrict, upon the transfer agent's request, participants that violate the Funds' market timing policy. If a current Participating Insurance Company is unable to comply, CMG will take steps consistent with its contractual obligations to place the Participating Insurance Company's accounts on redemption only status. If a prospective Participating Insurance Company is unable to comply with one of the alternatives, the Funds will not begin a business relationship with that company.

   The Funds seek to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES

Additional Intermediary Compensation

   The Acquiring Fund's distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.

   Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including:
(i) occasional gifts (ii) occasional meals, or other entertainment; and/or
(iii) support for financial service firm educational or training events. In addition, the distributor, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for sub accounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

   In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. Please also contact your financial service firm or intermediary for details about payments it may received.

OTHER INFORMATION ABOUT YOUR ACCOUNT

How The Funds Calculate Net Asset Value

   Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

   To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

   The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

   The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

   The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

Dividends and Distributions

   Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

Tax Consequences

   Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

   In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

   The Internal Revenue Service (IRS) has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Management believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively.

MANAGING THE FUNDS

Investment Advisor

   Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Management is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Management runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of Bank of America. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

   Columbia Management determines which securities and other instruments are purchased and sold for the Funds. Columbia Management may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia Management or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. Columbia Management will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia Management designates the S&P 500 Fund's

Sub-Advisor, evaluates and monitors its performance and investment program, and recommends to the Board of Trustees whether their contract should be continued or modified and the addition or deletion of Sub-Advisors. Columbia Management also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.


   For the 2005 fiscal year, aggregate advisory fees paid to Columbia Management by the Funds, not including pricing and bookkeeping, and other fees paid to Columbia Management by the Fund, amounted to 0.54% of average daily net assets of the Fund.


Portfolio Managers

   Lori J. Ensinger, a senior portfolio manager of Columbia Management, is the lead manager for the Growth & Income Fund and has managed the Growth & Income Fund since June, 2005. Ms. Ensinger has been associated with Columbia Management or its affiliates since 2001. Prior to 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments from 1999 to 2001.

   David I. Hoffman, a senior portfolio manager of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since June, 2005. Mr. Hoffman has been associated with Columbia Management or its affiliates since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments from March, 1999 to July, 2001.

   Noah J. Petrucci, a portfolio manager of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since June, 2005. Mr. Petrucci has been associated with Columbia Management or its affiliates since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments from October, 1996, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.

   Diane L. Sobin, a senior portfolio manager of Columbia Management, is a co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since June, 2005. Ms. Sobin has been associated with Columbia Management or its affiliates since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments from February, 2000 to June, 2001.

   The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities of the Acquiring Fund.

Legal Proceedings

   On March 15, 2004, Columbia Management and CMD the distributor of the Fund's shares (collectively, "Columbia"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

   On February 9, 2005, Columbia entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

   Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

   Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Fund's independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

   As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

   A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing filed on February 10, 2005.

   In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees off the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

   The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

   On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally order its transfer to the MDL.

   The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.


   In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On
November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005.

Disclosure of the Fund's Portfolio Holdings

   The Statement of Additional Information includes a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

   The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in the Fund assuming a 5% return each year, the hypothetical year-end balance before expenses and the cumulative return after fees and expenses. The chart also assumes that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of fee waivers or expense reimbursements. Your actual costs may be higher or lower.

Liberty Growth and Income Fund, Variable Series- Class A Shares


Maximum Sales Charge Initial Hypothetical Investment Amount Assumed Rate of Return
-------------------- -------------------------------------- ----------------------
       0.00%........               $10,000.00                         5%



                                                                         Hypothetical
                                 Cumulative                  Cumulative    Year-End
                                   Return                   Return After Balance After  Annual
                                 Before Fees Annual Expense    Fees &      Fees and    Fees and
Year                             & Expenses      Ratio        Expenses     Expenses    Expenses
----                             ----------- -------------- ------------ ------------- ---------
1...............................     5.00%        0.87%         4.13%     $10,413.00   $   88.80
2...............................    10.25%        0.87%         8.43%     $10,843.06   $   92.46
3...............................    15.76%        0.87%        12.91%     $11,290.88   $   96.28
4...............................    21.55%        0.87%        17.57%     $11,757.19   $  100.26
5...............................    27.63%        0.87%        22.43%     $12,242.76   $  104.40
6...............................    34.01%        0.87%        27.48%     $12,748.39   $  108.71
7...............................    40.71%        0.87%        32.75%     $13,274.89   $  113.20
8...............................    47.75%        0.87%        38.23%     $13,823.15   $  117.88
9...............................    55.13%        0.87%        43.94%     $14,394.04   $  122.74
10..............................    62.89%        0.87%        49.89%     $14,988.52   $  127.81
                                    -----         ----         -----      ----------   ---------
Total Gain After Fees & Expenses                                          $ 4,988.52
Total Annual Fees and Expenses..                                                       $1,072.55

            Appendix D--Financial Highlights for the Acquiring Fund


   The financial highlights tables are intended to help you understand the Acquiring Fund's financial performance. Information is shown for the last five fiscal periods, which run from January 1 to December 31. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Acquiring Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the variable annuity contracts or variable life insurance policies. This information has been derived from the Fund's financial statements which have been audited (excluding data provided for the six month period ended June 30, 2005) by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Fund's financial statements, are included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-426-3750 or writing the Participating Insurance Company which issued your VA contract or VLI policy.


   Selected data for a share outstanding throughout each period is as follows:

                Liberty Growth and Income Fund, Variable Series


                                                 (Unaudited)
                                                 Six Months                            (Audited)
                                                    Ended                       Year Ended December 31,
                                                  June 30,       ---------------------------------------------------
Class A                                             2005             2004         2003       2002     2001      2000
-------                                        -----------       -------      -------      -------  -------  -------
Net asset value--Beginning of period ($)......     15.82           14.15        11.97        15.55    18.27    19.85

Income from Investment Operations ($):
   Net investment income/(a)/.................      0.13            0.25         0.21         0.15     0.16     0.17
   Net realized and unrealized gain (loss) on
     investments and futures contracts........      0.03            1.70         2.16        (3.56)   (0.35)    0.54

Total from Investment Operations..............      0.10            1.95         2.37        (3.41)   (0.19)    0.71

Less Distributions Declared to
  Shareholders ($):
   From net investment income.................        --           (0.28)       (0.19)       (0.17)   (0.15)    0.17
   In excess of net investment income.........        --              --           --           --       --      -- (b)
   From net realized gains....................        --              --           --           --    (2.34)   (2.12)
   Return of Capital..........................        --              --           --           --    (0.04)      --

Total Distributions Declared to
  Shareholders................................        --           (0.28)       (0.19)       (0.17)   (2.53)   (2.29)

Net asset value--End of period ($)............     15.92           15.82        14.15        11.97    15.55    18.27

Total return (%)/(c)(d)/......................      0.63/(e)(f)/   13.76/(e)/   19.79/(e)/  (21.95)   (0.60)    3.60

Ratios to Average Net Assets/Supplemental
  Data (%):
   Expenses/(f)/..............................      0.80/(h)/       0.76         0.80         0.88     0.96     0.88
   Net investment income/(f)/.................      1.67/(h)/       1.68         1.66         1.08     0.92     0.85
Waiver/Reimbursement..........................      0.04/(h)/       0.11         0.09           --       --       --
Portfolio turnover rate (%)...................        21/(f)/         37           73           69       53      120
Net assets, end of period (000's) ($).........   187,141         206,695      216,923      113,335  180,053  203,366

--------
(a)Per share data was calculated using average shares outstanding during the period.
(b)Rounds to less than $0.01 per share.
(c)Total return at net asset value assuming all distributions reinvested.
(d)Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e)Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)Annualized.

              Appendix E--Comparison of Organizational Documents

   As a series of Nations Separate Account Trust ("Nations Trust"), a Delaware business trust, the Acquired Fund is subject to the provisions of Nations Trust's Amended and Restated Declaration of Trust and By-laws. As a series of Liberty Variable Investment Trust ("Liberty Trust"), a Massachusetts business trust, the Acquiring Fund is subject to the provisions of Liberty Trust's current Agreement and Declaration of Trust and Bylaws. For convenience, declarations of trust and bylaws are referred to below generally as "Charter Documents." The provisions of the Liberty Trust and Nations Trust Charter Documents are generally similar, but differ in some respects.

   The following are summaries of the significant differences between Nations Trust's Charter Documents and Delaware law, on the one hand, and Liberty Trust's Charter Documents and Massachusetts law, on the other. A comparison of the Liberty Trust's Charter Documents with those under which the Acquiring Fund would operate following the Trust Reorganization also appears below. Except as noted, the Charter Documents of Nations Trust are substantially similar to the Charter Documents of Liberty Trust, and the provisions of Delaware law are substantially similar to the provisions of Massachusetts law, insofar as such provisions affect the rights of shareholders of the Funds generally. For additional information regarding all of the differences, shareholders should refer directly to the Funds' organizational documents, copies of which may be obtained by contacting the applicable Fund at its address listed on the cover of this Prospectus/Proxy Statement or toll-free at 1-800-345-6611.

Comparison of Nations Trust Charter Documents and Delaware Law to Liberty Trust Charter Documents and Massachusetts Law.

   Shareholder Voting Rights, Interests, Meetings and Proxies. Liberty Trust's Declaration of Trust provides that shareholders holding at least 10% of the outstanding shares of the Trust may call meetings. Nations Trust's Declaration of Trust also provides shareholders holding, in the aggregate, not less than 10% of the Interests of the Trust the right to call meetings upon written request.

   Liberty Trust's Declaration of Trust provides that shareholders have the power to vote only (i) for the election or removal of Trustees, (ii) with respect to any investment adviser, (iii) with respect to any termination (by the shareholders) of the Trust or series or class thereof, (iv) with respect to any amendment (by the Trustees) to the Declaration of Trust that requires shareholder authorization, (v) with respect to derivative actions similar to a Massachusetts corporation, and (vi) with respect to any other matters required by law or deemed desirable by the Board of Trustees.

   Nations Trust's Declaration of Trust provides that shareholders have the power to vote only (i) for the election of Trustees, (ii) with respect to the investment contract, (iii) with respect to termination of the Trust, (iv) with respect to any amendment to the Declaration of Trust, (v) with the respect to any merger, consolidation, conversion or sale of assets, (vi) with respect to incorporation of the Trust, and (vii) with respect to such additional matters required by law or deemed necessary or desirable by the Board of Trustees.

   A Trustee of Liberty Trust may be removed, with or without cause (i) at any meeting called for by such purpose by a vote of two-thirds the outstanding shares, (ii) by the holders of two-thirds of the outstanding shares by declaration in writing filed with the Custodian of the Securities of the Trust, or (ii) by vote of a majority of the Trustees then in office. A Trustee of Nations Trust may be removed by the affirmative vote of the shareholders of two-thirds of the interest in the Trust or with cause by the action of two-thirds of the remaining Trustees.

   Neither Liberty Trust nor Nations Trust is required to hold annual shareholder meetings. Pursuant to the 1940 Act, vacancies on the Board of Trustees of both Liberty Trust and Nations Trust may be filled by the Trustees unless, after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected to such office by the shareholders. The Board of Trustees of Liberty Trust or Nations Trust, as applicable, will call a meeting of shareholders to elect trustees whenever less than a majority of the trustees has been elected by shareholders.

   Liberty Trust's Declaration of Trust provides that a quorum for a shareholder meeting is 30% of the shares entitled to vote, except that if any provision of law or the Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then 30% of the number of shares of each series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class. Nations Trust's Declaration of Trust provides that a quorum for a shareholder meeting is 33 1/3% of the shares entitled to vote, except that if any holders of any series or class shall vote as a class, then 33 1/3% of the shares of each series or class entitled to vote shall be necessary to constitute a quorum at a shareholders meeting of that series.

   Liberty Trust's Declaration of Trust provides that written notice of a shareholder meeting must be given to shareholders not less than seven days before the date of such meeting. Nations Trust's Declaration of Trust allows for notice personally, leaving it at his or her residence or usual place of business or by mailing to shareholders at least 20 business days and not more than 90 business days before the meeting.

   A shareholder of Liberty Trust may put a voting proxy in place with no specified duration, compared with a maximum of eleven months, unless otherwise provided in the proxy, for shareholders of Nations Trust.

   Shareholder Liability. Liberty Trust's Declaration of Trust provides that any shareholder or former shareholder held to be personally liable solely by reason of his or her being or having been a shareholder and not because of is or her acts or omissions, his or her non-compliance with applicable federal tax law, or for some other reason, the shareholder or former shareholder shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability. Likewise, Nations Trust's Declaration of Trust provides that any shareholder or former shareholder who is exposed to liability by reason of a claim relating solely to their status as a shareholder will be held harmless from and indemnified against all loss and expense arising from such claim. Liberty Trust's Declaration of Trust, unlike Nations Trust's Declaration of Trust, requires that every note, bond, contract, instrument, certificate or undertaking made or issued by any Trustees or Trustee or by any officers or officer shall recite that the obligations of such instrument are not binding on any of them or the shareholders individually.

   As Delaware limits shareholder liability by statute, and the likelihood of shareholder liability for obligations of Liberty Trust is considered remote, the differences between the Declarations of Trust are likely to be immaterial.

   Trustees' Plenary Powers and Powers with Respect to Amendments, Mergers and Committees. Trustees of both Nations Trust and Liberty Trust are responsible for managing the business of the Trust and have all powers necessary or convenient to carry out that responsibility.

   Liberty Trust's Declaration of Trust may be amended at any time by a majority of the then Trustees provided notice of any amendment shall be mailed promptly to shareholders or record at the close of business on the effective date of the such amendment except that no notice must be made for amendments which supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision. Nations Trust's Declaration of Trust may be amended by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the vote of shareholders holding more than 50% of the total interests entitled to vote. The Trustees of the Nations Trust may also amend without vote or consent of the shareholders to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or to conform the Declaration of Trust to the requirements of applicable Federal or Delaware law, but the Trustees shall not be liable for failing to do so.

   Nations Trust, or any series thereof, may merge or consolidate into one or more business trusts or other business entities when and as authorized by no less than a majority of the Trustees and, at any meeting of Holders called for the purpose, by a Majority Interest Vote, or by an instrument or instruments in writing without a meeting, consented to by a Majority Interest Vote. According to the Nations Trust Declaration of Trust, a Majority Interests Vote shall mean a vote, at a meeting of the shareholders of the Trust, or any series thereof, of the lesser of (i) 67% or more of the interests present or represented at such meeting, provided the shareholders of more than 50% of the interest in the Trust, or the series thereof, are present or represented by proxy or (ii) more than 50% of the interests in the Trust or series thereof. While the Declaration of Trust of Liberty Trust does not expressly provide for Trust mergers or consolidations, because shareholders have the power to vote only on specifically enumerated matters in contrast to the Trustees' plenary powers, the Trustees of Liberty Trust have the same powers as the Trustees of Nations Trust to cause the transactions described above.

   Trustee Liability and Indemnification. Pursuant to Liberty Trust's Declaration of Trust, the Trustees are not personally liable for claims against the Trust or for any neglect or wrongdoing of any officer, agent, employee, investment adviser, or principal underwriter of the Trust. Each Trustee is not responsible for the act or omission of any other Trustee and may be liable only by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

   Liberty Trust will indemnify each of its Trustees and officers against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees, reasonably incurred by such person while in office or thereafter, by reason of the indemnified person's service as a Trustee or officer. Liberty Trust will not indemnify its Trustees and officers against any liability to the Trust or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of a final decision on the merits by an adjudicating body that such person is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office, no indemnification shall be permitted unless a determination that such person was not so liable shall have been made on behalf of the Trust by (i) the vote of a majority of the disinterested non-party Trustees, or (ii) an independent legal counsel as expressed in a written opinion.

   Legal expenses may be paid from time to time by Liberty Trust in advance of the final disposition of any such proceeding if Liberty Trust receives an undertaking by the indemnified person to reimburse Liberty Trust in the event it is ultimately determined that the indemnified person is not entitled to such indemnification and (a) the indemnified person provides security for his undertaking, or (b) the Trust shall be insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non-party Trustees or an independent legal counsel, as expressed in a written opinion, determines, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnified person ultimately will be found entitled to indemnification.

   Nations Trust will indemnify Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, which in office or thereafter, by reason of his or her being or having been such a Trustee, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties; provided however that as to any matter disposed of by a compromise payment by he indemnified person, pursuant to a consent decree or otherwise, no indemnification wither for said payment or for any other expenses shall be provided unless there has been a determination that such indemnified person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard o the duties involved in the conduct of his or her office by the court or other body approving the settlement r other disposition or by a reasonable determination, based upon a review of readily available facts, that he or she did not engage in such conduct by written opinion from independent legal counsel approved by the Trustees.

   Trustees of Nations Trust may make advance payments n connection with indemnification provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

Changes to Charter Documents Resulting From Trust Reorganization.


   It currently is expected that, following the Merger, the Acquiring Fund be reorganized into a new series of SteinRoe Variable Investment Trust which is then expected to be renamed Columbia Variable Insurance Trust (the "Combined Trust"). The Combined Trust is organized as a Massachusetts business trust governed by Massachusetts and federal law. If the Trust Reorganization is effected, then the Acquiring Fund will be subject to new Charter Documents. The following is a summary of the significant differences between Liberty Trust's Charter Documents and the Combined Trust's Charter Documents.


   Shareholder Voting Rights. Both Liberty Trust and Combined Trust Charter Documents provide shareholders the power to vote (i) for the election or removal of Trustees, (ii) with respect to any termination of the Trust other than by the Trustees by written notice to shareholders, (iii) with respect to derivative actions, and (iv) with respect to any other matters required by law or by the organizational documents, or deemed desirable by the Board of Trustees. The Liberty Trust Charter Documents also explicitly provide shareholders the power to vote with respect to any investment adviser and with respect to any amendment, by the shareholders, to the Declaration of Trust. Both sets of Charter Documents state that shareholders have the power to vote only on these matters.

   The Combined Trust Charter Documents provide that no shareholder may bring a derivative claim without first requesting the Trustees to bring or to maintain such claim. They further state that such demand shall be excused only when the shareholder plaintiff makes a specific showing that irreparable injury to the Trust or series otherwise would result. The Liberty Trust Charter Documents do not require such demand.

   The Combined Trust Charter Documents provide that each whole share or fractional share outstanding on the record date is entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share or fractional share in U.S. dollars determined at the close of business on the record date. For example, a share having a net asset value of $10.50 would be entitled to 10.5 votes. The Liberty Trust Charter Documents provide that on a record date, each outstanding share or fractional share is entitled to one vote or a proportional fractional vote.

   Both Liberty Trust and Combined Trust Charter Documents provide that shareholders shall vote together as a single class without regard to series or class of shares, except that (i) when required by the 1990 Act of other applicable law or (ii) when the Trustees shall have determined that the matter affects one or more series or classes materially differently, shares shall be voted by individual series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

   Notice to Shareholders. Both the Liberty Trust Charter Documents and Combined Trust Charter Documents provide that notice of shareholder meetings must be given not less than seven days in advance. The Combined Trust Charter Documents state that this notice can be mailed, postage prepaid, or sent by facsimile or other electronic submission, whereas the Liberty Trust Charter Documents require only that the notice be written. Furthermore, Liberty Trust Charter Documents provide that notice must include the purpose or purposes for which a meeting is called whereas Combined Trust Chart states that notice is not expressly required to include the purpose for which the meeting is called.

   Trustee's Power to Amend Declaration of Trust. The Combined Charter Documents provide that the Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees, provided that, for non-ministerial amendments, notice is promptly mailed to shareholders as of the day such amendment is effective. The Liberty Trust Charter Documents provide that the Declaration of Trust may be amended by a majority vote of the Trustees, provided that, for non-ministerial amendments, notice is mailed to the shareholders upon the same day such amendment is made.

   Trustee's Power to Amend By-Laws. The Combined Trust Charter Documents provide that the Trustees may amend the By-laws at any time. Under the Liberty Trust Charter Documents, the Trustees or shareholders may, by majority vote, amend the by-laws, provided that shareholder approval is required to amend the provisions regarding amendments, lending Liberty Trust assets to certain interested persons, and transferability of shares and dealings with the Liberty Trust by certain persons.

   Termination of Trust, Series or Class of Trust. Both the Liberty Trust Charter Documents and the Combined Trust Charter Documents provide that the Trustees may terminate the Trust or any series of the Trust without shareholder approval by written notice to the shareholders. The Combined Trust Charter Documents also allow the Trustees to terminate a class without shareholder approval by written notice to the shareholders. Furthermore, the Combined Trust Charter Documents provide that shareholders have the right to terminate the Trust, or series or class, upon approval of at least 66 2/3% of the outstanding shares of the Trust or the affected series or class.

   Merger or Consolidation of Trust or Series of Trust. The Combined Trust Charter Documents provide that a consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without shareholder approval, unless otherwise required by law. Under the Liberty Trust Charter Documents, the shareholders have no express right to vote on mergers or consolidations.

   Removal of Trustees. Both the Liberty Trust Charter Documents and the Combined Trust Charter Documents provide that a Trustee may be removed, with or without cause, by a majority of Trustees then in office. Under the Liberty Trust Charter Documents, a Trustee may also be removed, with or without cause, by (i) a vote of two-thirds of the holders of outstanding shares at a meeting called for the purpose, or (ii) the holders of two-thirds of the outstanding shares by declaration in writing filed with the custodian of the Trust.

   Trustee and Officer Indemnification. The Combined Trust Charter Documents provide that the Trust will indemnify each of its Trustees and officers who are not employees or officers of any investment adviser to the Trust or any affiliated person thereof and may indemnify each of its officers who are employees or officers of any investment adviser to the Trust or any affiliated person thereof against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees, reasonably incurred by such person while in office or thereafter, by reason of the indemnified person's service as a Trustee or officer. The Liberty Trust Charter Documents provide for the same indemnification without limitation for employment or officer status with an investment advisor or affiliate. Neither Trust will indemnify its Trustees and officers against any liability to the Trust or to its shareholders to which he otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

   The Combined Trust Charter Documents provide that in the absence of a final decision on the merits by an adjudicating body that (i) an indemnifiable person has not acted in good faith in the reasonable belief that such person's action was in the best interests of the Trust or (ii) such person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, indemnification will be provided if (a) approved, after notice of such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that such person has acted in good faith in the reasonable belief that such person's action was in the best interests of the Trust and is not liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts to the effect that such person appears to have acted in good faith in the reasonable belief that such person's action was in the best interests of the Trust and that such indemnification would not protect such person against any liability to the Trust to which such person otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Liberty Trust Charter Documents provide the same indemnification coverage in the absence of a final decision on the merits, but do not employ the good faith standard in addition to the liability standard.

   Both the Combined Trust and the Liberty Trust Charter Documents provide that Trustees are not personally liable for claims against the Trust or for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust. Furthermore, each Trustee is not responsible for the act of omission of any other only by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

   The Combined Trust Charter Documents provide that the appointment, designation or identification of a Trustee as the chairman of the Board, the lead or assistant lead independent Trustee, a member or chairman of a committee of the Board, an expert on any topic or in any area (including an audit committee financial expert) or as having any other special appointment, designation or identification shall not (a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee's rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (x) be held to a higher standard of care by virtue thereof or
(y) be limited with respect to any indemnification to which such Trustee would otherwise be entitled.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!

                              THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

                              You can vote your proxies over the Internet, by telephone or by fax - it's easy and confidential.

                              INTERNET, TELEPHONE AND FAX VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

                              If you are voting by Internet, telephone or fax, you should NOT mail your proxy card.

                              Vote by Internet:
                                - Read the proxy statement and have your proxy
                                  card available.
                                - Go to https://vote.proxy-direct.com and follow
                                  the on screen directions.
                              Vote by Telephone:
                                - Read the proxy statement and have your proxy
                                  card available.
                                - When you are ready to vote, call toll free
                                  1-866-837-1888.
                                - Follow the recorded instructions provided to
                                  cast your vote.
                              Vote by Fax:
                                - Fax your executed proxy to us toll free at
                                  1-888-796-9932 anytime.

                              If you have any questions or concerns, please call 1-866-348-1468 from 9:00 a.m. to 11:00 p.m. EDT
                              Monday through Friday, and Saturdays from 12:00 p.m. to 6:00 p.m.

                              You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy in order for your votes to be counted.

                  Please detach at perforation before mailing.


                       NATIONS ASSET ALLOCATION PORTFOLIO                  PROXY
                   A SERIES OF NATIONS SEPARATE ACCOUNT TRUST
            SPECIAL MEETING OF SHAREHOLDERS to be held March 15, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, Michael G. Clarke and Vincent P. Pietropaolo, and each of them, with full power of substitution to each, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on March 15, 2006 Eastern time and at any and all adjournments, as specified herein and, on any other business that may properly come before the meeting, in accordance with their best judgment.

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in order for your votes to be counted. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSALS LISTED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-837-1888

                             999 9999 9999 999         12345678

                            Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                            ----------------------------------------------------
                            Shareholder sign here

                            ----------------------------------------------------
                            Co-owner sign here

                            ----------------------------------------------------
                            Date                                       AST_15976


    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                    ENVELOPE.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!









                  Please detach at perforation before mailing.


THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSAL

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [ ]

                                                     FOR    AGAINST   ABSTAIN
1.   To approve an Agreement and Plan of             [ ]      [ ]       [ ]
     Reorganization providing for (i) the sale of all of the assets of Nations Asset Allocation
     Portfolio (the "Acquired Fund") to, and the assumption of all of the liabilities of the Acquired Fund by, Liberty Asset Allocation
     Fund, Variable Series (the "Acquiring Fund"), a series of SteinRoe Variable Investment
     Trust, in exchange for shares of the
     Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

2. To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

                                    AST_15976

                        LIBERTY VARIABLE INVESTMENT TRUST

                                    Form N-14
                                     Part B

                       STATEMENT OF ADDITIONAL INFORMATION


                                January 20, 2006

This Statement of Additional Information (the "SAI") relates to the proposed acquisition (the "Acquisition") of Nations Value Portfolio (the "Acquired Fund"), a series of Nations Separate Accounts Trust, by Liberty Growth and Income Fund, Variable Series (the "Acquiring Fund"), a series of Liberty Variable Investment Trust. This SAI contains information which may be of interest to shareholders but which is not included in the combined Prospectus/Proxy Statement dated January 20, 2006 (the "Prospectus/Proxy Statement") which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor for accounting purposes.


This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

TABLE OF CONTENTS

Additional Information about the Acquiring Fund............................  2
Independent Registered Public Accounting Firm..............................  4
Financial Statements.......................................................  4
Appendix A - Statement of Additional Information of
the Acquiring Fund ....  A-1
Appendix B -  Pro Forma Financial Statements ..............................  B-1


ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated May 1, 2005, as supplemented.


The following updates the Statement of Additional Information of the Acquiring Fund dated May 1, 2005 attached hereto:

With respect to the Acquiring Fund, the Trustee compensation table under the section TRUSTEES AND OFFICERS-Trustees and Trustees' Fees is revised as follows:

                                                                                    Total Compensation from
                               Aggregate Compensation from        Pension or         the Fund Complex Paid
           Trustee                the Liberty Growth and      Retirement Benefits   to the Trustees for the
                                Income Fund for the Fiscal    Accrued as part of      Calendar Year Ended
                               Year Ended December 31, 2005      Fund Expenses         December 31, 2005
                               ----------------------------   -------------------   -----------------------
Douglas A. Hacker                        2699.72                      N/A                   $111,277
Janet Langford Kelly                     2940.62                      N/A                   $116,500
Richard W. Lowry                         2523.19                      N/A                   $142,500
William E. Mayer                         2904.45                      N/A                   $147,750
Charles R. Nelson                        2800.55                      N/A                   $111,500
John J. Neuhauser                        2559.27                      N/A                   $137,833
Patrick J. Simpson                          --                        N/A                      --
Thomas E. Stitzel                        2762.11                      N/A                   $113,000
Thomas C. Theobald                       1262.78                      N/A                   $55,500
Anne-Lee Verville                        3049.37                      N/A                   $120,723
Richard L. Woolworth                     2612.84                      N/A                   $106,500

With respect to the Acquiring Fund, the table under the section TRUSTEES AND OFFICERS-Share Ownership is revised as follows:

     The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2005 (i) in each Fund and
(ii) in the Funds in the Fund Complex.

                                                    Aggregate Dollar Range
                                 Dollar Range of           of Equity
                                Equity Securities   Securities Owned in All
                                  Owned in the         Funds Overseen by
                                 Liberty Growth       Trustee in the Fund
       Name of Trustee           and Income Fund            Complex
       ---------------          -----------------   -----------------------
    Disinterested Trustees
    Douglas A. Hacker.....            None               Over $100,000
    Janet Langford Kelly..            None               Over $100,000
    Richard W. Lowry......            None               Over $100,000
    Charles R. Nelson.....            None               Over $100,000
    John J. Neuhauser.....            None               Over $100,000
    Patrick J. Simpson....       $50,001-$100,00         Over $100,000
    Thomas E. Stitzel.....            None              $50,001-$100,00
    Thomas C. Theobald....            None               Over $100,000
    Anne-Lee Verville.....            None             Over $100,000 (1)
    Richard L. Woolworth..       $50,001-$100,00         Over $100,000

    Interested Trustee
    William E. Mayer......            None             $50,001-$100,000

(1) Includes the value of compensation payable under the deferred compensation plan for independent Trustees of the Columbia Fund Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Fund Complex as specified by Ms. Verville.

With respect to the Acquiring Fund, the following is added to the table under the section PORTFOLIO MANAGERS-Other Accounts Managed by Portfolio Managers:

------------------------------ ------------------------------ ------------------------------- -------------------------------

                                   Other SEC-registered

                               open-end and closed-end funds     Other pooled investment
      Portfolio Manager                                                  vehicles                     Other accounts
------------------------------ ------------------------------ ------------------------------- -------------------------------
------------------------------ --------------- -------------- --------------- --------------- --------------- ---------------
                                 Number of        Assets        Number of         Assets        Number of         Assets
                                  accounts                       accounts                        accounts
------------------------------ --------------- -------------- --------------- --------------- --------------- ---------------
------------------------------ --------------- -------------- --------------- --------------- --------------- ---------------
Growth & Income Fund                 11           $6.359            1         $97.1 million       2,053        $2.1 billion
Lori J. Ensinger                                  billion
------------------------------ --------------- -------------- --------------- --------------- --------------- ---------------
------------------------------ --------------- -------------- --------------- --------------- --------------- ---------------
Growth & Income Fund                 11           $6.359            1         $97.1 million       2,052        $2.1 billion
David I. Hoffman                                  billion
------------------------------ --------------- -------------- --------------- --------------- --------------- ---------------
------------------------------ --------------- -------------- --------------- --------------- --------------- ---------------
Growth & Income Fund                 11           $6.359            1         $97.1 million       2,050        $2.1 billion
Noah J. Petrucci                                  billion
------------------------------ --------------- -------------- --------------- --------------- --------------- ---------------
------------------------------ --------------- -------------- --------------- --------------- --------------- ---------------
Growth & Income Fund                 11           $6.359            1         $97.1 million       2,052        $2.1 billion
Diane L. Sobin                                    billion
------------------------------ --------------- -------------- --------------- --------------- --------------- ---------------

With respect to the Acquiring Fund, the following is added to the table under the section PORTFOLIO MANAGERS-Ownership of Securities:

------------------------------------------------------- -----------------------------------------------------

                                                           Dollar Range of Equity Securities in the Fund
                  Portfolio Manager                                      Beneficially Owned

------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Growth & Income Fund                                                             $0
Lori J. Ensinger
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Growth & Income Fund                                                             $0
David I. Hoffman
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Growth & Income Fund                                                             $0
Noah J. Petrucci
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Growth & Income Fund                                                             $0
Diane L. Sobin
------------------------------------------------------- -----------------------------------------------------

With respect to the Acquiring Fund, the following is added to the table under the section PORTFOLIO MANAGERS-Compensation:

----------------------------------------------- -------------------------------------------------------------

              Portfolio Manager                                    Performance Benchmark

----------------------------------------------- -------------------------------------------------------------
----------------------------------------------- -------------------------------------------------------------
Growth & Income Fund                                              Russell 1000 Value Index
Lori J. Ensinger

----------------------------------------------- -------------------------------------------------------------
----------------------------------------------- -------------------------------------------------------------
Growth & Income Fund                                              Russell 1000 Value Index
David I. Hoffman

----------------------------------------------- -------------------------------------------------------------
----------------------------------------------- -------------------------------------------------------------
Growth & Income Fund                                              Russell 1000 Value Index
Noah J. Petrucci

----------------------------------------------- -------------------------------------------------------------
----------------------------------------------- -------------------------------------------------------------
Growth & Income Fund                                              Russell 1000 Value Index
Diane L. Sobin
----------------------------------------------- -------------------------------------------------------------

With respect to the Acquiring Fund, the section TRUST CHARGES AND
EXPENSES-Management Fees is supplemented as follows:

     For the 2005 fiscal year, Liberty Growth and Income Fund, Variable Series paid the Advisor $1,770,009 in advisory fees.

With respect to the Acquiring Fund, the brokerage commissions table under the section PORTFOLIO TRANSACTIONS-Compensation is revised as follows:

-------------------------------------------------------- -------------------

                                                           Liberty Growth
Fiscal year ended December 31, 2005                       and Income Fund,
                                                              Variable
                                                               Series
-------------------------------------------------------- -------------------
-------------------------------------------------------- -------------------
Total amount of brokerage commissions                       $199,594.77
-------------------------------------------------------- -------------------

With respect to the Acquiring Fund, the RECORD SHAREHOLDERS section is revised as follows:

---------------------------------------- -------------------- --------------------- --------------------
                                                                                       PERCENTAGE OF
                                              NUMBER OF          PERCENTAGE OF      OUTSTANDING SHARES
                                             OUSTANDING           OUTSTANDING         OF CLASS A OWNED
                                          SHARES OF CLASS A    SHARES OF CLASS A     UPON CONSUMMATION
           NAME AND ADDRESS                     OWNED                OWNED               OF MERGER
--------------------------------------- -------------------- --------------------- --------------------
KEYPORT                                          782,976.230                 7.83%                5.26%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS MA
02481-9133
---------------------------------------- -------------------- --------------------- --------------------
SUN LIFE ASSURANCE                             2,261,137.955                22.62%               15.18%
COMPANY OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS MA
02481-9133
---------------------------------------- -------------------- --------------------- --------------------
SUN LIFE ASSURANCE                             6,174,713.705                61.77%               41.46%
COMPANY OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS MA
02481-9133
---------------------------------------- -------------------- --------------------- --------------------


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the independent registered public accounting firm for the Acquiring Fund, providing audit and tax return review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2004, are incorporated by reference into this SAI. The audited financial statements for the Acquiring Fund are incorporated by reference into this SAI and the audited financial statements for the Acquired Fund are incorporated by reference into the Prospectus/Proxy Statement and this SAI have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on their authority as experts in auditing and accounting.

FINANCIAL STATEMENTS

Pro forma financial statements of the Acquiring Fund for the Acquisition are attached hereto as Appendix B.

Appendix A - Statement of Additional Information of the Acquiring Fund

                                     - A-1 -

                        LIBERTY VARIABLE INVESTMENT TRUST

                              One Financial Center
                           Boston, Massachusetts 02111

                  Columbia International Fund, Variable Series
                  Liberty Growth & Income Fund, Variable Series
                 Colonial Strategic Income Fund, Variable Series
                 Colonial Small Cap Value Fund, Variable Series
                    Columbia High Yield Fund, Variable Series
                   Liberty Select Value Fund, Variable Series
                   Liberty S&P 500 Index Fund, Variable Series
                 (Each a "Fund" and collectively, the "Funds.")

                       STATEMENT OF ADDITIONAL INFORMATION
                                Dated May 1, 2005

        The Statement of Additional Information ("SAI") is not a Prospectus, but should be read in conjunction with the Class A and Class B Prospectuses for Liberty Variable Investment Trust (the "Trust"), dated May 1, 2005, and any supplements thereto, which may be obtained at no charge by calling Columbia Funds Distributor, Inc. ("CFD") at (800) 426-3750, or by contacting the applicable Participating Insurance Company (as defined in the Prospectus), or the broker-dealers offering certain variable annuity contracts ("VA contracts") or variable life insurance policies ("VLI policies") issued by the Participating Insurance Company. Each Fund's financial statements for the fiscal year ended December 31, 2004 are incorporated into this SAI by reference. The most recent annual report to shareholders is available by calling CFD at the number above or by contacting the Participating Insurance Company which issued your VA contract or VLI policy.

                                TABLE OF CONTENTS
ITEM                                                                        PAGE
----                                                                        ----
ORGANIZATION AND HISTORY ..................................................   3
INVESTMENT MANAGEMENT AND OTHER SERVICES ..................................   4
  General .................................................................   4
  Trust Charges and Expenses ..............................................   4
  Principal Underwriter and Distribution Plan .............................  11
  Code of Ethics ..........................................................  14
  Anti-Money Laundering Compliance ........................................  15
  Proxy Voting Policies and Fund Proxy Voting Record ......................  15
  Disclosure of Portfolio Information .....................................  16
INVESTMENT RESTRICTIONS ...................................................  17
  Columbia International Fund, Variable Series ............................  18
  Liberty Growth & Income Fund, Variable Series ...........................  19
  Colonial Strategic Income Fund, Variable Series .........................  19
  Colonial Small Cap Value Fund, Variable Series ..........................  20
  Columbia High Yield Fund, Variable Series ...............................  21
  Liberty Select Value Fund, Variable Series ..............................  23
  Liberty S&P 500 Index Fund, Variable Series .............................  23
  Proposed Fundamental Restrictions .......................................  25
MORE FACTS ABOUT THE TRUST ................................................  26
  Organization ............................................................  26
  Trustees and Officers ...................................................  26
  Trustee Positions .......................................................  34
  Approving the Investment Advisory Contract ..............................  34
  Compensation of Trustees ................................................  35
  Portfolio Managers ......................................................  41
  Principal Holders of Securities .........................................  43
  Custodian ...............................................................  49
OTHER CONSIDERATIONS ......................................................  49
  Portfolio Turnover ......................................................  49
  Suspension of Redemptions ...............................................  49
  Valuation of Securities .................................................  50
  Portfolio Transactions ..................................................  50
  Information About the Standard & Poor's 500 Composite ...................  58
  Stock Price Index .......................................................  58
  Taxes ...................................................................  58
DESCRIPTION OF CERTAIN INVESTMENTS ........................................  59
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND
FINANCIAL STATEMENTS ......................................................  80
APPENDIX I ................................................................  81

                            ORGANIZATION AND HISTORY

        Liberty Variable Investment Trust, a business trust organized under the laws of Massachusetts in 1993, is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust is permitted to offer separate series and different classes of shares. Each Fund currently offers two separate classes of shares, Class A shares and Class B shares. Class B shares differ from Class A shares solely in that Class B shares have a fee pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended ("1940 Act"), which is used for certain shareholder services and distribution expenses. Sales of shares of each class are made without a sales charge at each Fund's per share net asset value.

        The Trust currently offers seven Funds: Columbia International Fund, Variable Series ("International Fund"); Liberty Growth & Income Fund, Variable Series ("Growth & Income Fund"); Colonial Strategic Income Fund, Variable Series ("Strategic Income Fund"); Colonial Small Cap Value Fund, Variable Series ("Small Cap Fund"); Columbia High Yield Fund, Variable Series ("High Yield Fund"); Liberty Select Value Fund, Variable Series ("Select Value Fund") and Liberty S&P 500 Index Fund, Variable Series ("500 Index Fund"). Other funds may be added and some Funds eliminated from time to time. The Trust commenced operations on July 1, 1993. Each Fund, except the International Fund, is a diversified series of the Trust, each representing the entire interest in a separate series of the Trust. The International Fund is a non-diversified series of the Trust, representing the entire interest in a separate series of the Trust.

        Effective November 15, 1997, the Trust changed its name from "Keyport Variable Investment Trust" to its current name. Effective November 15, 1997, the International Fund changed its name from "Colonial-Keyport International Fund for Growth" to "Colonial International Fund for Growth, Variable Series." Effective April 7, 2003, the International Fund changed its name from "Colonial International Fund for Growth, Variable Series" to its current name. Effective May 1, 1997, the Growth & Income Fund changed its name from "Colonial-Keyport U.S. Fund for Growth" to "Colonial-Keyport U.S. Stock Fund." Effective November 15, 1997, the Growth & Income Fund changed its name from "Colonial-Keyport U.S. Stock Fund" to "Colonial U.S. Stock Fund, Variable Series." Effective June 1, 1999, the Growth & Income Fund changed its name from "Colonial U.S. Stock Fund, Variable Series" to "Colonial U.S. Growth & Income Fund, Variable Series." Effective April 7, 2003, the Growth & Income Fund changed its name from "Colonial U.S. Growth & Income Fund, Variable Series" to its current name. Effective November 15, 1997, the Strategic Income Fund changed its name from "Colonial-Keyport Strategic Income Fund" to its current name.

        The High Yield Fund is the successor to the Galaxy VIP Columbia High Yield Fund II ("Predecessor Fund"), a series of The Galaxy VIP Fund (the "Predecessor Trust"), a Massachusetts business trust organized on May 27, 1992. On April 14, 2003, the Predecessor Fund was reorganized as a separate series of the Trust. Class A shares of the Fund were issued in exchange for shares of the Predecessor Fund. The Predecessor Fund commenced operations on March 3, 1998. Class A and Class B shares of the High Yield Fund were first offered on April 14, 2003.

        The Trustees of the Trust ("Board of Trustees") monitor events to identify any material conflicts that may arise between the interests of the Participating Insurance Companies or between the interests of owners of VA contracts and VLI policies. The Trust currently does not foresee any disadvantages to the owners of VA contracts and VLI policies arising from the fact that certain interests of owners may differ. Additional information regarding such differing interests and related risks are described in the Prospectus under "Mixed and Shared Funding."

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

General

        Columbia Management Advisors, Inc. ("Columbia Management") serves as investment advisor pursuant to investment advisory agreements between the Trust, on behalf of the Funds, and Columbia Management (the "Management Agreements"). Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. ("CMG"), which is an indirect wholly owned subsidiary of Bank of America Corporation ("Bank of America"). Columbia Management's address is 100 Federal Street, Boston, Massachusetts 02110. The directors and the principal executive officer of Columbia Management are Keith T. Banks (principal executive officer and director), and Roger Sayler.

        On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America. As a result of this acquisition, Columbia Management and CFD are now indirect wholly owned subsidiaries of Bank of America.

        SSgA Funds Management, Inc. ("SSgA FM") sub-advises the 500 Index Fund pursuant to a Portfolio Management Agreement among the Trust, on behalf of the 500 Index Fund, Columbia Management and SSgA FM. SSgA FM, located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, is one of the State Street Global Advisors companies which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA FM succeeded to most or all of the registered investment company business of State Street Global Advisors as of May, 2001. Agustin Fleites and Mitchell H. Shames are Directors of SSgA FM and may therefore be considered controlling persons of SSgA FM. SSgA FM is a subsidiary of State Street Corporation.

        The Management Agreements and the Portfolio Management Agreement provide that neither Columbia Management nor SSgA FM (each an "Advisor" and together, the "Advisors"), nor any of their respective directors, officers, stockholders (or partners of stockholders), agents, or employees, shall have any liability to the Trust or any shareholder of the Trust (or for SSgA FM any shareholder of the S&P 500 Fund) for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by either Advisor of its respective duties under such agreements, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of either Advisor, in the performance of its respective duties or from reckless disregard by such Advisor of its respective obligations and duties thereunder.

Trust Charges and Expenses

Management Fees. Each Fund listed below paid management fees to Columbia Management (or an affiliate thereof) as follows during each year in the three-year period ended December 31, 2004, pursuant to the Management Agreements described in the Prospectus:

                            2004         2003         2002
                         ----------   ----------   ----------
International Fund:      $  694,542   $  564,108   $  311,181
Growth & Income Fund:     2,030,029    1,716,268    1,398,399
Strategic Income Fund:    1,042,328    1,003,522      904,382
Small Cap Fund:           1,306,990      243,991      167,427
High Yield Fund:            331,369      161,189       14,229*
Select Value Fund:          279,887      211,079      152,363
500 Index Fund:             205,138      145,520      112,281
*    The Predecessor Fund to this Fund paid these fees.

        The Trust's Investment Advisory Agreement with Columbia Management has been amended with respect to the Funds listed below so that, effective February 9, 2005, the fees payable thereunder will be paid at the following reduced rates:

International Fund

Average Daily Net Assets                                  Rate
Net assets under $500 million                             0.870%
Net assets of $500 million but less than $1 billion       0.820%
Net assets of $1 billion but less than $1.5 billion       0.770%
Net assets of $1.5 billion but less than $3 billion       0.720%
Net assets of $3 billion but less than $6 billion         0.700%
Net assets in excess of $6 billion                        0.680%

Strategic Income Fund

Average Daily Net Assets                                  Rate
Net assets under $500 million                             0.600%
Net assets of $500 million but less than $1 billion       0.550%
Net assets of $1 billion but less than $1.5 billion       0.520%
Net assets in excess of $1.5 billion                      0.490%

Growth & Income Fund

Average Daily Net Assets                                  Rate
Net assets under $500 million                             0.770%
Net assets of $500 million but less than $1 billion       0.720%
Net assets of $1 billion but less than $1.5 billion       0.670%
Net assets of $1.5 billion but less than $3 billion       0.620%
Net assets of $3 billion but less than $6 billion         0.600%
Net assets in excess of $6 billion                        0.580%

Columbia Management receives from the 500 Index Fund a monthly fee consisting of a flat rate of 0.200%.

        Previously, Columbia Management had, with respect to the period from November 1, 2004 to February 9, 2005, waived a portion of its fees, so that it retained fees at the rates shown above.

Certain Administrative Expenses.

All Funds except High Yield Fund.

        Columbia Management is responsible for providing accounting and bookkeeping services to the Funds pursuant to a pricing and bookkeeping agreement. Under a separate agreement ("Outsourcing Agreement"), Columbia Management has delegated those functions to State Street Corporation ("State Street"). Columbia Management pays fees to State Street under the Outsourcing Agreement.

        Under its pricing and bookkeeping agreement with each Fund, Columbia Management receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

..    An annual flat fee of $10,000, paid monthly; and
..    In any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

        Each Fund reimburses Columbia Management for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

        During each year in the three-year period ended December 31, 2004, each Fund listed below made payments as follows to Columbia Management or an affiliate thereof for pricing and bookkeeping services:

                                 2004       2003       2002
                               --------   --------   --------
International Fund:            $ 35,986   $ 27,631   $ 11,226
Growth & Income Fund:            72,344     70,470     75,063
Strategic Income Fund:          106,577     85,593     66,564
Small Cap Fund:                  54,220     16,947     10,968
Select Value Fund:               11,606     12,441     10,953
500 Index Fund:                  42,965     33,264     10,967

        In addition, each Fund, pays Columbia Management or an affiliate thereof an additional fee for transfer agent services in the amount of $7,500 per year, payable in monthly installments of $625. The foregoing fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month. During each year in the three-year period ended December 31, 2004, each Fund listed below made payments as follows to Columbia Management or an affiliate thereof for transfer agent services:

                                 2004       2003       2002
                               --------   --------   --------
International Fund:            $  7,500   $  7,500   $  7,500
Growth & Income Fund:             7,500      7,500      7,500
Strategic Income Fund:            7,500      7,500      7,500
Small Cap Fund:                   7,500      7,500      7,500
Select Value Fund:                7,500      7,500      7,500
500 Index Fund:                   7,500      7,500      7,500

High Yield Fund only.
        Prior to July 22, 2002, the Predecessor Trust paid PFPC Inc. ("PFPC") or an affiliate thereof a fee for statistical and research data, clerical, accounting and bookkeeping services, internal auditing services, computation of net asset value and net income, preparation of annual and semi-annual reports, federal and state tax returns, filings with state securities commissions, and transfer agency services. The Predecessor Trust paid PFPC a monthly fee at the annual rate of 0.085% of the first $1 billion of the combined average daily net assets of all funds that were series of the Predecessor Trust, plus 0.078% of the next $1.5 billion of the combined average daily net assets, plus 0.073% of the combined average daily net assets in excess of $2.5 billion. For the fiscal year ended December 31, 2002, the Predecessor Fund paid PFPC fees at the annual rate of 0.085% of the Predecessor Fund's average daily net assets. The minimum aggregate annual fee payable to PFPC for administration services was $100,000. In addition, PFPC received a separate monthly fee from the Predecessor Fund for certain fund accounting services and was paid by the Predecessor Fund for certain custody administration services.

        During the year ended December 31, 2002, PFPC received the following administrative fees (including pricing and bookkeeping fees, but excluding custody and transfer agency services) from the Predecessor Fund to the High Yield Fund :

                                                2002(*)
                                                -------
High Yield Fund:                                $18,563

(*)  Represents payments to PFPC until July 22, 2002.

        For the period from July 22, 2002 until April 14, 2003, Fleet Investment Advisors Inc. ("FIA") served as the administrator for the Predecessor Fund. Pursuant to its Agreement with the Predecessor Trust, FIA (i) provided substantially the same types of administrative services (other than certain pricing and bookkeeping services) as those that were required to be provided by PFPC, and (ii) received the same fees for providing such services as those that PFPC was entitled to receive. Effective July 22, 2002, PFPC served as sub-administrator to the Predecessor Fund pursuant to an Agreement with FIA.

        For the period July 22, 2002 to December 31, 2002, FIA received $849 for administrative services from the Predecessor Fund to the High Yield Fund.

        Effective April 14, 2003, Columbia Management began serving as the administrator for the High Yield Fund pursuant to an Agreement between Columbia Management and the Trust, on behalf of this Fund. For the period April 14, 2003 to October 31, 2003, Columbia Management fees at the annual rate of 0.85% of the High Yield Fund's average daily assets.

        Effective November 1, 2003, Columbia Management discontinued the administration fee for the High Yield Fund.

        For the period January 1, 2003 to December 31, 2003, the High Yield Fund paid $17,244 to Columbia Management for administrative services.

        For the period from July 22, 2002 until April 14, 2003, Colonial Management Associates, Inc. ("Colonial") provided the Predecessor Fund with certain pricing and bookkeeping services. Pursuant to its Pricing and Bookkeeping Agreement, Colonial was responsible for providing substantially the same types of pricing and bookkeeping services as those that were required to be provided by PFPC pursuant to its Administration Agreement with the Predecessor Trust. PFPC agreed to continue to provide certain of these pricing and bookkeeping services pursuant to an agreement with Colonial.

        Under its pricing and bookkeeping agreement with the Predecessor Fund, Colonial received from the Predecessor Fund an annual fee based on the average net assets of the Predecessor Fund as follows:

                    Average Net Assets           Fee
                    ------------------         --------
                    Under $50 million          $ 25,000
                    $50 million but less
                      than $200 million        $ 35,000
                    $200 million but less
                      than $500 million        $ 50,000
                    $500 million but less
                      than $1 billion          $ 85,000
                    In excess of $1 billion    $125,000

        The annual fees for the Predecessor Fund with more than 25% in non-domestic assets was 150% of the annual fees described above.

        For the period July 22, 2002 to December 31, 2002, Colonial received $14,297 for pricing and bookkeeping services from the Predecessor Fund to the High Yield Fund.

        Effective April 14, 2003, Columbia Management became responsible for providing pricing and bookkeeping services to the High Yield Fund for the same fees that Colonial received from the Predecessor Fund. Also on April 14, 2003, Columbia Management entered into the Outsourcing Agreement, whereby Columbia Management has delegated to State Street certain pricing and bookkeeping functions for the High Yield Fund.

        For the period January 1, 2003 to December 31, 2003, the High Yield Fund made payments of $29,652 to Columbia Management for pricing and bookkeeping services.


        Prior to July 22, 2002, PFPC served as the Predecessor Fund's transfer agent and dividend disbursing agent. Effective July 22, 2002, Columbia Management Services, Inc. ("CMS"), an affiliate of Columbia Management, located at One Financial Center, Boston, MA 02111, began serving as the Predecessor Fund's, and now serves as the High Yield Fund's transfer agent and dividend disbursing agent. Pursuant to its Shareholders' Servicing and Transfer Agent Agreement with the Trust, CFS is responsible for providing substantially the same types of services as those that were previously provided by PFPC to the Predecessor Fund. The High Yield Fund pays CFS according to the following fee schedule: (i) $14.00 annual per open account fee; (ii) $14.00 annual per closed account fee; and (iii) $ 5.00 new account set-up fee. The annual minimum charge for the Fund shall be $5,000.

        During the year ended December 31, 2002, PFPC received the following fees for transfer agency services from the Predecessor Fund to the High Yield
Fund:

                                                2002(*)
                                                -------
High Yield Fund:                                $ 2,755

(*)  Represents payments to PFPC until July 22, 2002.

        For the period July 22, 2002 to December 31, 2002, CFS received $2,245 from the Predecessor Fund to the High Yield Fund.

        For the period January 1, 2003 to December 31, 2003, the High Yield Fund made payments of $5,000 to CFS for transfer agency services.

12b-1 Fees. During each year in the three-year period ended December 31, 2004, each Fund listed below paid CFD distribution fees as follows, as described in the Prospectus:

                                 2004       2003       2002
                               --------   --------   --------
International Fund:            $ 16,418   $ 11,521   $      2
Growth & Income Fund:           112,316     90,508     71,044
Strategic Income Fund:          141,240    115,511     64,933
Small Cap Fund:                 378,114     54,357     28,611
High Yield Fund:                111,205     42,008      --(*)
Select Value Fund:               96,410     72,709     53,882
500 Index Fund:                 128,000     90,677     69,993

(*)  The Predecessor Fund did not incur 12b-1 fees.

Expense Limitations. Columbia Management and CFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by each of the following Funds in excess of the following percentages of each of Class A and Class B share average daily net asset value per annum:

Strategic Income Fund:      1.00%
Small Cap Fund:             1.10%
Select Value Fund:          1.10%
500 Index Fund:             0.75%

        CFD will first reimburse the Class B distribution fee of up to 0.25% to reach the above stated limits on Class B expenses. If, after reimbursing the distribution fee, Class B expenses are above the expense limit, Columbia Management will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit. If additional reimbursement is still needed to reach the expense limits, Columbia Management will then waive a portion of its management fee to reach the above stated limits.

These arrangements may be modified or terminated by Columbia Management or CFD at any time.

        Columbia Management has voluntarily agreed to waive advisory fees and reimburse the following Funds for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed the following percentages:

International Fund:        0.95%
Growth & Income Fund:      0.80%
High Yield Fund:           0.60%

These arrangements may be modified or terminated by Columbia Management at any time.

        CFD has voluntarily agreed to waive the following percentage of the 12b-1 fee for Class B shares of the following Funds:

Growth & Income Fund:      0.02%
High Yield Fund:           0.19%

These arrangements may be terminated or modified by CFD at any time.

Fees or Expenses Waived or Borne by Columbia Management


                                 2004       2003       2002
                               --------   --------   --------
International Fund:            $162,060   $115,632   $      0
Growth & Income Fund:           279,266    209,396          0
Small Cap Fund:                       0     33,956      9,011
High Yield Fund:                 91,694     82,476         --
500 Index Fund:                       0      9,478          0

Fees or Expenses Waived or Borne by CFD

                                 2004       2003       2002
                               --------   --------   --------
Growth & Income Fund:          $  8,985   $  5,806   $ 36,414
Strategic Income Fund:           26,709     22,294      2,715
Small Cap Fund:                 183,342     54,357     28,611
High Yield Fund:                 84,515     31,926         --
Select Value Fund:                3,786     28,337     16,369
500 Index Fund:                  69,352     69,991     39,037

Fees or Expenses Reimbursed by Columbia Management with respect to the Predecessor Fund to the High Yield Fund


                                               2002
                                              -------
High Yield Fund:                              $39,765

Sales-Related Expenses

        Sales-related expenses of CFD relating to each Fund's Class B shares for the year ended December 31, 2004 were as follows:

                                                 International      Growth &        Strategic
                                                     Fund         Income Fund      Income Fund
                                                 -------------   -------------   --------------
Fees to Financial Service Firms                  $      16,419   $     112,329   $     141,275
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                 29             417           1,522
Allocated travel, entertainment and other
  promotional expenses (including advertising)              32             452           1,649

                                                   Small Cap      Select Value      500 Index
                                                     Fund             Fund             Fund
                                                 --------------  -------------    -------------
Fees to Financial Service Firms                   $     378,297   $      96,445   $     128,041
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                 438           1,182           2,923
Allocated travel, entertainment and other
   promotional expenses (including advertising)             475           1,281           3,167


                                                  High Yield
                                                     Fund
                                                 -------------
Fees to Financial Service Firms                  $     111,519
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                 15
Allocated travel, entertainment and other
   promotional expenses (including advertising)             16

Principal Underwriter and Distribution Plan

        CFD, located at One Financial Center, Boston, MA 02111, serves as the principal underwriter to the Funds. CFD is a direct wholly owned subsidiary of Columbia Management. CFD conducts a continuous offering and is not obligated to sell a specific number of shares of any Fund.

        The Trustees have approved a Distribution Plan and Agreement ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class B shares of the Funds. Under the Plan, the Funds pay CFD a monthly distribution fee at the aggregate annual rate of up to 0.25% of each Fund's Class B share's average daily net assets. CFD has agreed to waive the fee for some of the Funds to an amount so that the Class B share expenses (including the distribution fee) of these Funds do not exceed the limits as described above under Expense Limitations. CFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms ("FSFs") and for certain other purposes. Since the distribution fees are payable regardless of the amount of CFD's expenses, CFD may realize a profit from the fees.

        The Plan authorizes any other payments by the Funds to CFD and its affiliates (including Columbia Management) to the extent that such payments might be construed to be indirect financing of the distribution of fund shares.

        No interested person of the Funds, nor any Trustee, has any direct or indirect financial interest in the operation of the Plan except to the extent that CFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts paid to CFD under the Plan. The Trustees believe the Plan could be a contributing factor to the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund's shares, on 60 days' written notice to CFD. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

        In addition to the commissions specified in a Fund's prospectus and this SAI, CFD, or its advisory affiliates, from their own resources, may make cash payments to FSFs that agree to promote the sale of shares of funds that CFD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CFD and/or its affiliates, and the nature of the services provided by FSFs to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

        Subject to applicable rules, CFD may also pay non-cash compensation to FSFs and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

        In addition, CFD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

        In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

        As of the date of this SAI, CFD and its affiliates anticipate that the FSFs and intermediaries that will receive the additional compensation described above include:

1st Global Capital Corp
401 Company
ABN AMRO Trust Services
ADP Retirement Services
Advest
AEGON/Transamerica
AG Edwards
American Century Services
American Express
AMG
AON Consulting
AST Trust Company
Banc of America Investment Services
BancOne
Bear Stearns
Benefit Plan Administrators
Bidwell & Company
BNY Clearing
C N A Trust
Charles Schwab
CIBC Oppenheimer
Citigroup Global Markets
CitiStreet Associates LLC
City National Bank
City of Milwaukee
Columbia Trust Company
Commonwealth Financial
Compensation & Capital
CPI Qualified Plan Consultants
Daily Access Concepts
Davenport & Company
Delaware Investments
Digital Retirement Solutions
Discover Brokerage
Dreyfus/Mellon
Edgewood Services
Edward Jones
E-Trade,
ExpertPlan

FAS Liberty Life Spectrum
Ferris Baker Watts
Fidelity
Financial Data Services
Franklin Templeton
Freeman Welwood
Gem Group
Great West Life
Hewitt Associates LLC
Huntington Bank
ING
Intermountain Health Care
Investmart, Inc.
Investment Manager Services ("IMS")
Janney Montgomery Scott
JJB Hilliard Lyons
JP Morgan/American Century
Kenney Investments
Kirkpatrick Pettis Smith Polian Inc
Legg Mason Wood Walker
Liberty Life
Lincoln Financial
Lincoln Life
Linsco Private Ledger
M & T Securities
Marquette Trust Company
Mass Mutual Life
Matrix Settlement & Clearance Services ("MSCS")
McDonald Investments
Merrill Lynch
MetLife
MFS
Mfund Trax
MidAtlantic Capital
Milliman USA
Morgan Keegan
Morgan Stanley Dean Witter
PFPC
Nationwide Investment Services
Neuberger Berman Mgmt
NFP Securities
NSD -NetStock Sharebuilder
NYLife Distributors
Optimum Investment Advisors
Orbitex
Pershing LLC
Phoenix Home Life
Piper Jaffray
PNC
PPI Employee Benefits
Private Bank & Trust
Prudential

Putnam Investments
Raymond James
RBC Dain Rausher
Robert W Baird
Royal Alliance
RSM McGladrey Inc.
Safeco
Scott & Stringfellow
Scudder Investments
Security Benefit
Segall Bryant Hamill
South Trust Securities
Southwest Securities
Standard Insurance
Stanton Group
State of NY Deferred Compensation Plan
Stephens, Inc.
Stifel Nicolaus & Co
Strong Capital
Sungard T Rowe Price
Trustar Retirement Services
Trustlynx/Datalynx
UBS Financial Services
USAA Investment Management
Vanguard
Wachovia
TD Waterhouse
Webster Investment Services
Wells Fargo
Wilmington Trust

Please contact your FSF or intermediary for details about payments it may receive.

Code of Ethics

        The Funds, Columbia Management, SSgA FM and CFD have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. This Code of Ethics permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. This Code of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. This Code is also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

Anti-Money Laundering Compliance

        The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

Proxy Voting Policies and Fund Proxy Voting Record (In this section the "Advisor" refers to Columbia Management only.)

        Each Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of a Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

        The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of a Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

        The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of a Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

        The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

        The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

        The Advisor's proxy voting guidelines and procedures are included in this SAI as Appendix I. In accordance with SEC regulations, the fund's proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC. You may obtain a copy of a Fund's proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

Disclosure of Portfolio Information

        The Trustees of the Columbia Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Columbia Management, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Funds' policies are described below. The Trustees shall be updated as needed regarding the Funds' compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of Columbia Management and its affiliates. The Funds' policies prohibit Columbia Management and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Funds' shares, third-party service providers, rating and ranking organizations and affiliated persons of the Funds.

        Public Disclosures. The Funds' portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the Funds' website at www.columbiafunds.com. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Funds' fiscal year). Shareholders may obtain the Funds' Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Funds' Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

        The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:

   Type of Fund          Information Provided      Frequency of Disclosure    Date of Web Posting
--------------------   -----------------------     -----------------------   ----------------------
   Equity Funds        Full portfolio holdings           Monthly             30 calendar days after
                       information                                           month-end.

Fixed Income Funds     Full portfolio holdings           Quarterly           60 calendar days after
                       information                                           quarter-end

        The scope of the information provided relating to the Funds' portfolios that is made available on the website may change from time to time without prior notice.

        For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling the Fund's distributor, Columbia Funds Distributor, Inc. at the address listed on the cover of this SAI.

        A Fund, Columbia Management or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

        Other Disclosures. The Funds' policies provide that non-public disclosures of the Funds' portfolio holdings may be made if (1) a Fund has a legitimate business purpose for making such disclosure, (2) a Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

        The Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information in order to assist the Funds with their day-to-day business affairs. In addition to Columbia Management and its affiliates, these service providers include the Funds' custodian and sub-custodians, the Funds' independent registered public accounting firm, legal counsel, financial printers (R.R. Donnelly & Sons and Bowne & Co., Inc.), the Funds' proxy voting service provider (Alamo Direct Mail Services, Inc.), the Funds' proxy solicitor (Georgeson Shareholder Communications Inc.), rating agencies that maintain ratings on certain Columbia Funds (Fitch, Inc.) and service providers that support Columbia Management's trading systems (InvestorTool, Inc. and Thomson Financial). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. The Funds may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

        Certain clients of the Funds' investment advisor(s) may follow a strategy similar to that of the Funds, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Funds.

                             INVESTMENT RESTRICTIONS

        The investment restrictions specified below with respect to each Fund as "Fundamental Investment Policies" have been adopted as fundamental investment policies of each Fund. Such fundamental investment policies may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the Prospectuses and in this SAI, the term "majority of the outstanding voting securities" means the lesser of a vote of (i) 67% of the voting securities of a Fund present at a meeting where the holders of more than 50% of the outstanding voting securities of a Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental goals, policies, or restrictions of that Fund.

        Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For purposes of the diversification requirement of the 1940 Act, the issuer with respect to a security is the entity whose revenues support the security.

International Fund

        Fundamental Investment Policies. International Fund may:

        1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

        2. Underwrite securities issued by others only when disposing of portfolio securities;

        3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

        4. Not concentrate more than 25% of its total assets in any one industry;

        5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

        6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

        Other Investment Policies. As non-fundamental investment policies of International Fund, which may be changed without a shareholder vote, the Fund may not:

        1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

        2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

        3.      Invest more than 15% of its net assets in illiquid assets;

        4. With respect to 75% of total assets, purchase any voting security of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer;

        5. Purchase puts, calls, straddles, spreads, or any combination thereof if, as a result of such purchase, the Fund's aggregate investment in such securities would exceed 5% of total assets;

        6. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

        7. Acquire any security issued by a person that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities related activities (within the meaning of Rule 12d3-1 under the 1940 Act) if the Fund would control such person after such acquisition; or

        8. Acquire any security issued by a person that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities related activities (as so defined) unless (i) immediately after such acquisition of any equity security, the Fund owns 5% or less of the outstanding securities of that class of the issuer's equity securities, (ii) immediately after such acquisition of a debt security, the Fund owns 10% or less of the outstanding principal amount of the issuer's debt securities, and (iii) immediately after such acquisition, the Fund has invested not more than 5% of its total assets in the securities of the issuer.

Growth & Income Fund

        Fundamental Investment Policies. Growth & Income Fund may:

        1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

        2. Underwrite securities issued by others only when disposing of portfolio securities;

        3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

        4. Not concentrate more than 25% of its total assets in any one industry;

        5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

        6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

        7. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

        Other Investment Policies. As non-fundamental investment policies of Growth & Income Fund, which may be changed without a shareholder vote, the Fund may not:

        1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

        2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

        3.      Invest more than 15% of its net assets in illiquid assets; or

        4. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets.

Strategic Income Fund

        Fundamental Investment Policies. Strategic Income Fund may:

        1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

        2. Underwrite securities issued by others only when disposing of portfolio securities;

        3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

        4. Not concentrate more than 25% of its total assets in any one industry;

        5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

        6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

        7. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

        Other Investment Policies. As non-fundamental investment policies of Strategic Income Fund, which may be changed without a shareholder vote, the Fund may not:

        1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

        2. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

        3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; or

        4.      Invest more than 15% of its net assets in illiquid assets.

Small Cap Fund

        Fundamental Investment Policies. Small Cap Fund may:

        1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, it will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

        2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

        3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

        4. Underwrite securities issued by others only when disposing of portfolio securities;

        5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and

        6. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

        Other Investment Policies. As non-fundamental investment policies of Small Cap Fund, which may be changed without a shareholder vote, the Fund may not:

        1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

        2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

        3. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets; and

        4.      Invest more than 15% of its net assets in illiquid assets.

High Yield Fund

        Fundamental Investment Policies. High Yield Fund may not:

        1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous by the Advisor) and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing; provided, however, that mortgage dollar rolls entered into by the Fund that are not accounted for as financings shall not constitute borrowings. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by more than the proportionate decline in value suffered by the Fund's securities.

        3. Invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

        4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer (the "5% Limitation"), except that up to 25% of the value of the total assets of the Fund may be invested without regard to such 5% Limitation. With respect to the above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

        5. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry).

        6. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

        7. Act as an underwriter within the meaning of the 1933 Act, except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities, and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

        8. Purchase or sell real estate, except that the Fund may purchase securities which are secured by real estate and securities of issuers which deal in real estate or interests therein, and may purchase or sell interests in real estate limited partnerships.

        9. Purchase or sell commodities or commodity contracts, or invest in oil, gas or other mineral exploration or development programs or mineral leases; provided, however, that the Fund may enter into futures contracts and options on futures contracts.

        10. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that (i) the Fund may write covered call options with respect to their portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and (ii) the Fund may purchase put and call options and sell or write secured put options to the extent permitted by its investment objectives and policies.

        11. Invest in companies for the purpose of exercising management or control.

        12. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Fund may acquire such securities in accordance with the 1940 Act.

Select Value Fund

        Fundamental Investment Policies. Select Value Fund may:

        1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

        2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

        3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;

        4. Not issue senior securities except as provided in paragraph 1. above and to the extent permitted by the 1940 Act;

        5. Underwrite securities issued by others only when disposing of portfolio securities;

        6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions,
                (c) through an interfund lending program with other affiliated registered open-end investment companies provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

        7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

        Other Investment Policies. As non-fundamental investment policies of the Select Value Fund, which may be changed without a shareholder vote, the Fund may not:

        1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

        2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

        3.      Invest more than 15% of its net assets in illiquid assets.

500 Index Fund

        Fundamental Investment Policies. 500 Index Fund may:

        1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

        2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

        3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;

        4. Not issue senior securities except as provided in paragraph 1. above and to the extent permitted by the 1940 Act;

        5. Underwrite securities issued by others only when disposing of portfolio securities;

        6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions,
                (c) through an interfund lending program with other affiliated registered open-end investment companies provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

        7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

        Other Investment Policies. As non-fundamental investment policies of the 500 Index Fund, which may be changed without a shareholder vote, the Fund may not:

        1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

        2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

        3.      Invest more than 15% of its net assets in illiquid assets.

        In addition to the restrictions set forth above, each Fund may be subject to investment restrictions imposed under state insurance laws and regulations. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of its shareholders, with the requirements as so modified.

        If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of the limitation.

        Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the limitations on purchases of illiquid instruments described above, Rule 144A securities will not be considered to be illiquid if the Advisor (or for the S&P 500 Fund SSgA FM) has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

        The Funds' Trustees have approved, subject to shareholder approval at a shareholder meeting expected to be held in 2005, the replacement of the Funds' current fundamental investment restrictions with the following standardized fundamental investment restrictions:

Proposed Fundamental Restrictions.

Each Fund may not, as a matter of fundamental policy:

        1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio's ability to invest in securities issued by other registered investment companies.

        2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

        3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

        4. [Except for Funds that are "concentrated" in an industry or group of related industries.] Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

        5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

        6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

        7. [Except for the International Fund, which is classified as "non-diversified" under Section 5 of the 1940 Act.] Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that:
                (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

                           MORE FACTS ABOUT THE TRUST

Organization

        The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

        The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

        The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental investment policies.

        Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust's shareholders are the separate accounts of Participating Insurance Companies, Columbia Management and, in certain cases, the general account of Sun Life Insurance Company ("Sun Life"). However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board of Trustees. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund is also believed to be remote.

Trustees and Officers

Fund Complex consists of the following funds:

        The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 8 closed-end investment company portfolios (the "Liberty Funds").

The series of Columbia Funds Trust VIII, the series of Columbia Funds Trust IX, the series of Columbia Funds Trust XI and the series of SteinRoe Variable Investment Trust (the "Stein Roe Funds").

Two closed-end management investment company portfolios named Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (the "All-Star Funds").

Columbia Management Multi-Strategy Hedge Fund, LLC.

Columbia Balanced Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia High Yield Fund, Inc., Columbia International Stock Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of CMG Fund Trust (the "Columbia Funds").

The series of The Galaxy Funds (the "Galaxy Funds").

The series of Columbia Acorn Trust and the series of Wanger Advisors Trust (the "Acorn Funds" and "WAT Funds," respectively).

The Trustees and officers serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Fund Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below.


                                                                                                      Number of
                                          Year First                                                Portfolios in
                               Position   Elected or                                                Fund Complex         Other
     Name, Address               With    Appointed to   Principal Occupation(s)                      Overseen by     Directorships
        and Age                 Funds     Office/(1)/    During Past Five Years                        Trustee           Held
-----------------------------  --------  ------------  -------------------------------------------  -------------  ----------------
Disinterested Trustees
Douglas A. Hacker (Age 49)     Trustee       1996      Executive Vice President - Strategy of           104             None
P.O. Box 66100                                         United Airlines (airline) since December,
Chicago, IL 60666                                      2002 (formerly President of UAL Loyalty
                                                       Services (airline) from September, 2001 to
                                                       December, 2002; Executive Vice President
                                                       and Chief Financial Officer of United
                                                       Airlines from July, 1999 to September,
                                                       2001; Senior Vice President-Finance from
                                                       March, 1993 to July, 1999).

Janet Langford Kelly (Age 47)  Trustee       1996      Partner, Zelle, Hofmann, Voelbel, Mason &        104             None
9534 W. Gull Lake Drive                                Gette (law firm); Adjunct Professor of
Richland, MI  49083-8530                               Law, Northwestern University, since
                                                       September, 2004; (formerly Chief
                                                       Administrative Officer and Senior Vice
                                                       President, Kmart Holding Corporation
                                                       (consumer goods), from September, 2003 to
                                                       March, 2004; Executive Vice
                                                       President-Corporate Development and
                                                       Administration, General Counsel and
                                                       Secretary, Kellogg Company (food
                                                       manufacturer), from September, 1999 to
                                                       August, 2003; Senior Vice President,
                                                       Secretary and General Counsel, Sara Lee
                                                       Corporation (branded, packaged,
                                                       consumer-products manufacturer) from
                                                       January, 1995 to September, 1999).

Richard W. Lowry (Age 68)      Trustee       1995      Private Investor since August, 1987              106/(2)/        None
10701 Charleston Drive                                 (formerly Chairman and Chief Executive
Vero Beach, FL 32963                                   Officer, U.S. Plywood Corporation
                                                       (building products manufacturer)).


                                                                                                      Number of
                                          Year First                                                Portfolios in
                               Position   Elected or                                                Fund Complex         Other
     Name, Address               With    Appointed to   Principal Occupation(s)                      Overseen by     Directorships
        and Age                 Funds     Office/(1)/    During Past Five Years                        Trustee           Held
-----------------------------  --------  ------------  -------------------------------------------  -------------  ----------------
Disinterested Trustees
Charles R. Nelson (Age 62)     Trustee       1981      Professor of Economics, University of            104             None
Department of Economics                                Washington, since January, 1976; Ford and
University of Washington                               Louisa Van Voorhis Professor of Political
Seattle, WA 98195                                      Economy, University of Washington, since
                                                       September, 1993; (formerly Director,
                                                       Institute for Economic Research,
                                                       University of Washington, from September,
                                                       2001 to June, 2003); Adjunct Professor of
                                                       Statistics, University of Washington,
                                                       since September, 1980; Associate Editor,
                                                       Journal of Money Credit and Banking, since
                                                       September, 1993; consultant on econometric
                                                       and statistical matters.

John J. Neuhauser (Age 61)     Trustee       1985      Academic Vice President and Dean of              106/(2)/    Saucony, Inc.
84 College Road                                        Faculties since August, 1999, Boston                           (athletic
Chestnut Hill, MA 02467-3838                           College (formerly Dean, Boston College                         footwear)
                                                       School of Management from September, 1977
                                                       to August, 1999).

Patrick J. Simpson (Age 60)    Trustee       2000      Partner, Perkins Coie L.L.P. (law firm).         104             None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128

Thomas E. Stitzel (Age 69)     Trustee       1998      Business Consultant since 1999 (formerly         104             None
2208 Tawny Woods Place                                 Professor of Finance from 1975 to 1999,
Boise, ID  83706                                       College of Business, Boise State
                                                       University); Chartered Financial Analyst.


                                                                                                      Number of
                                          Year First                                                Portfolios in
                               Position   Elected or                                                Fund Complex         Other
     Name, Address               With    Appointed to   Principal Occupation(s)                      Overseen by     Directorships
        and Age                 Funds     Office/(1)/    During Past Five Years                        Trustee           Held
-----------------------------  --------  ------------  -------------------------------------------  -------------  ----------------
Disinterested Trustees
Thomas C. Theobald (Age 67)    Trustee       1996      Partner and Senior Advisor, Chicago              104             Anixter
8 Sound Shore Drive            and                     Growth Partners (private equity                               International
Suite 285                      Chairman                investing) since September, 2004                                (network
Greenwich, CT 06830            of the                  (formerly Managing Director, William                             support
                               Board                   Blair Capital Partners (private equity                          equipment
                                                       investing) from September, 1994 to                            distributor);
                                                       September, 2004.                                              Ventas, Inc.
                                                                                                                     (real estate
                                                                                                                      investment
                                                                                                                     trust); Jones
                                                                                                                     Lang LaSalle
                                                                                                                     (real estate
                                                                                                                      management
                                                                                                                     services) and
                                                                                                                         Ambac
                                                                                                                       Financial
                                                                                                                         Group
                                                                                                                      (financial
                                                                                                                       guarantee
                                                                                                                      insurance)

Anne-Lee Verville (Age 59)     Trustee       1998      Retired since 1997 (formerly General             104          Chairman of
359 Stickney Hill Road                                 Manager, Global Education Industry, IBM                      the Board of
Hopkinton, NH  03229                                   Corporation (computer and technology)                         Directors,
                                                       from 1994 to 1997).                                          Enesco Group,
                                                                                                                        Inc.
                                                                                                                     (designer,
                                                                                                                    importer and
                                                                                                                   distributor of
                                                                                                                    giftware and
                                                                                                                    collectibles)

Richard L. Woolworth (Age 63)  Trustee       1991      Retired since December, 2003 (formerly            104           Northwest
100 S.W. Market Street                                 Chairman and Chief Executive Officer,                          Natural Gas
#1500                                                  The Regence Group (regional health                            Co. (natural
Portland, OR 97207                                     insurer); Chairman and Chief Executive                         gas service
                                                       Officer, BlueCross BlueShield of                                provider)
                                                       Oregon; Certified Public Accountant,
                                                       Arthur Young & Company)


                                                                                                      Number of
                                          Year First                                                Portfolios in
                               Position   Elected or                                                Fund Complex         Other
     Name, Address               With    Appointed to   Principal Occupation(s)                      Overseen by     Directorships
        and Age                 Funds     Office/(1)/    During Past Five Years                        Trustee           Held
-----------------------------  --------  ------------  -------------------------------------------  -------------  ----------------
Interested Trustee
William E. Mayer/(3)/ (Age 64)  Trustee       1994     Partner, Park Avenue Equity Partners             106/(2)/           Lee
399 Park Avenue                                        (private equity) since February, 1999                           Enterprises
Suite 3204                                             (formerly Founding Partner, Development                           (print
New York, NY 10022                                     Capital LLC from November 1996 to                               media), WR
                                                       February, 1999).                                                Hambrecht +
                                                                                                                           Co.
                                                                                                                       (financial
                                                                                                                         service
                                                                                                                       provider);
                                                                                                                         Readers
                                                                                                                         Digest
                                                                                                                      (publishing)
                                                                                                                           and
                                                                                                                        OPENFIELD
                                                                                                                        Solutions
                                                                                                                         (retail
                                                                                                                        industry
                                                                                                                       technology
                                                                                                                        provider)

/1/In October 2003, the trustees of the Liberty Funds and Stein Roe Funds were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.
/2/Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds.
/3/Mr. Mayer is an "interested person" (as defined in the 1940 Act) by reason of his affiliation with WR Hambrecht + Co.


                                                     Year First
                                    Position         Elected or
     Name, Address                    With          Appointed to                     Principal Occupation(s)
        and Age                       Funds            Office                         During Past Five Years
------------------------------  -----------------  -------------  -------------------------------------------------------------
Officers
Christopher L. Wilson (Age 47)       President         2004       Head of Mutual Funds since August, 2004 and Senior Vice
One Financial Center                                              President of the Advisor since January, 2005; President of
Boston, MA 02111                                                  the Columbia Funds, Liberty Funds and Stein Roe Funds since
                                                                  October, 2004; President and Chief Executive Officer of the
                                                                  Nations Funds since January, 2005; Senior Vice President of
                                                                  BACAP Distributors LLC since January, 2005; Director of FIM
                                                                  Funding, Inc. since January, 2005; Senior Vice President of
                                                                  Columbia Funds Distributor, Inc. since January, 2005;
                                                                  Director of Columbia Funds Services, Inc. since January, 2005
                                                                  (formerly President and Chief Executive Officer, CDC IXIS
                                                                  Asset Management Services, Inc. from September, 1998 to
                                                                  August, 2004).

J. Kevin Connaughton (Age 40)        Treasurer         2000       Treasurer of the Columbia Funds since October, 2003 and of
One Financial Center                                              the Liberty Funds, Stein Roe Funds and All-Star Funds since
Boston, MA 02111                                                  December, 2000; Vice President of the Advisor since April,
                                                                  2003 (formerly President of the Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to October, 2004;
                                                                  Chief Accounting Officer and Controller of the Liberty Funds
                                                                  and All-Star Funds from February, 1998 to October, 2000);
                                                                  Treasurer of the Galaxy Funds since September, 2002 (formerly
                                                                  Treasurer from December, 2002 to December, 2004 and President from February, 2004 to December, 2004 of the Columbia
                                                                  Management Multi-Strategy Hedge Fund, LLC; Vice President of
                                                                  Colonial Management Associates, Inc. from February, 1998 to
                                                                  October, 2000).

Mary Joan Hoene (Age 54)            Senior Vice        2004       Senior Vice President and Chief Compliance Officer of the
40 West 57th Street                President and                  Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star
New York, NY 10005               Chief Compliance                 Funds since August, 2004 (formerly Partner, Carter, Ledyard &
                                      Officer                     Milburn LLP from January, 2001 to August, 2004; Counsel,
                                                                  Carter, Ledyard & Milburn LLP from November, 1999 to
                                                                  December, 2000; Vice President and Counsel, Equitable Life
                                                                  Assurance Society of the United States from April, 1998 to
                                                                  November, 1999,).

Michael G. Clarke (Age 35)       Chief Accounting      2004       Chief Accounting Officer of the Columbia Funds, Liberty
One Financial Center                  Officer                     Funds, Stein Roe Funds and All-Star Funds since October, 2004
Boston, MA 02111                                                  (formerly Controller of the Columbia Funds, Liberty Funds,
                                                                  Stein Roe Funds and All-Star Funds from May, 2004 to October,
                                                                  2004; Assistant Treasurer from June, 2002 to May, 2004; Vice
                                                                  President, Product Strategy & Development of the Liberty
                                                                  Funds and Stein Roe Funds from February, 2001 to June, 2002;
                                                                  Assistant Treasurer of the Liberty Funds, Stein Roe Funds and
                                                                  the All-Star Funds from August, 1999 to February, 2001).


                                                     Year First
                                    Position         Elected or
     Name, Address                    With          Appointed to                     Principal Occupation(s)
        and Age                       Funds            Office                         During Past Five Years
------------------------------  -----------------  -------------  -------------------------------------------------------------
Officers
Jeffrey R. Coleman (Age 35)        Controller          2004       Controller of the Columbia Funds, Liberty Funds, Stein Roe
One Financial Center                                              Funds and All-Star Funds since October, 2004 (formerly Vice
Boston, MA 02111                                                  President of CDC IXIS Asset Management Services, Inc. and
                                                                  Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles
                                                                  Funds from February, 2003 to September, 2004; Assistant Vice
                                                                  President of CDC IXIS Asset Management Services, Inc. and
                                                                  Assistant Treasurer of the CDC Nvest Funds from August, 2000 to February, 2003; Tax Manager of PFPC, Inc. from November,
                                                                  1996 to August, 2000).

R. Scott Henderson (Age 45)         Secretary          2004       Secretary of the Columbia Funds, Liberty Funds and Stein Roe
One Financial Center                                              Funds since December, 2004 (formerly Of Counsel, Bingham
Boston, MA 02111                                                  McCutchen from April, 2001 to September, 2004; Executive
                                                                  Director and General Counsel, Massachusetts Pension Reserves
                                                                  Investment Management Board from September, 1997 to March,
                                                                  2001).

Trustee Positions

        As of December 31, 2004, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of Columbia Management, another investment advisor, sub-advisor or portfolio manager of any of the Funds in the Fund Complex or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

        The Investment Company Act of 1940 requires that each investment advisory agreement between Columbia Management and the Trust on behalf of each Fund and each investment sub-advisory agreement among Columbia Management, each sub-advisor and the Trust on behalf of each sub-advised Fund be approved annually both by the Board of Trustees and also by a majority of the independent trustees voting separately. The investment advisory and investment sub-advisory agreements are referred to individually as a "management agreement" and collectively as the "management agreements." For purposes of the following discussion, Columbia Management and each sub-advisor are referred to individually as an "advisor" and collectively as the "advisors." In determining to approve the most recent annual extension of the Funds' management agreements, the Trustees met over the course of the year with the relevant investment advisory personnel from the advisors and considered information provided by the advisors relating to the education, experience and number of investment professionals and other personnel providing services under those agreements. See "Trust Management Organizations" in the Funds' Prospectuses and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the Fund Complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the advisors to the relevant Funds were appropriate to fulfill effectively their duties under the respective management agreements. The Trustees also considered the business reputation of each advisor and its financial resources, and concluded that each would be able to meet any reasonably foreseeable obligations under the respective management agreements.

        The Trustees received information concerning the investment philosophy and investment process applied by the advisors in managing the relevant Fund. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectuses. In this connection, the Trustees considered each advisor's in-house research capabilities as well as other resources available to the advisor's personnel, including research services available to the advisor as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that each advisor's investment process, research capabilities and philosophy were well suited to the relevant Fund, given the Fund's investment goals and policies.

        The Trustees considered the scope of the services provided by each advisor to the relevant Fund under the agreements relative to services provided by third parties to other mutual funds. See "Trust Charges and Expenses" and "Management Arrangements." The Trustees concluded that the scope of each advisor's services to the relevant Fund was consistent with the Fund's operational requirements, including, in addition to its investment goals, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

        The Trustees considered the quality of the services provided by the advisors to the Funds. The Trustees evaluated each advisor's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated selected procedures of each advisor designed to fulfill its fiduciary duty to the Funds with respect to possible conflicts of interest, including each advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Code of Ethics"), the procedures by which each advisor allocates trades among its various investment advisory clients and the record of each advisor in these matters. The Trustees also received information concerning standards of each advisor with respect to the execution of portfolio transactions. See "Portfolio Transactions."

        The Trustees considered Columbia Management's management of non-advisory services provided by persons other than Columbia Management by reference, among other things, to the Funds' total expenses and the reputation of the Funds' other service providers. The Trustees also considered information provided by third parties relating to the Funds' investment performance relative to their performance benchmark(s), relative to other similar funds managed by the relevant advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including the Funds' one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Funds' Prospectuses), as well as factors identified by the advisor as contributing to the relevant Fund's performance. See the Funds' most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of each advisor's services was sufficient to merit reapproval of the agreements for another year.

        In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees reviewed information concerning fees paid to investment advisors of similarly managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to Columbia Management. The Trustees evaluated Columbia Management's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by each Fund directly to Columbia Management, but also so-called "fallout benefits" to Columbia Management such as reputational value derived from serving as investment Advisor to the Funds and the research services available to Columbia Management by reason of brokerage commissions generated by the Funds' turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Funds" in the Funds' Prospectus.

        Based on the foregoing, the Trustees concluded that the fees to be paid under the management agreements were fair and reasonable, given the scope and quality of the services rendered by the advisors.

General

        Messrs. Lowry, Mayer and Neuhauser are also trustees/directors of the Liberty All-Star Funds.

Compensation of Trustees

        The Trustees serve as trustees of all open-end funds managed by Columbia Management for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Beginning in December, 2003, Mr. Theobald began serving as the Chairman of the Board. Mr. Theobald receives an additional annual retainer of $40,000 for serving in this capacity. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and members of Committees, except the Audit Committee, receive $1,500 for each committee meeting . The Audit Committee chair receives an annual retainer of $10,000 and each Audit Committee member receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the funds in the Fund Complex based on each fund's relative net assets and one-third of the fees is divided equally among the funds.

        Columbia Management or its affiliates pay the compensation of all the officers of the funds in the Fund Complex advised by Columbia Management, including the Trustees who are affiliated with Columbia Management. For the fiscal and calendar year ended December 31, 2004, the Trustees received the following compensation for serving as Trustees:

                                Pension or       Total Compensation from the Fund
                            Retirement Benefits  Complex Paid to the Trustees for
                            Accrued as part of        the Calendar Year Ended
Trustee(a)                   Fund Expenses(b)          December 31, 2004 (a)
----------                  -------------------  --------------------------------
Douglas A. Hacker                    N/A                   $ 135,000
Janet Langford Kelly                 N/A                     148,500
Richard W. Lowry                     N/A                     150,700
William E. Mayer                     N/A                     166,700
Charles R. Nelson                    N/A                     141,500
John J. Neuhauser                    N/A                     158,284
Patrick J. Simpson (c)               N/A                     129,000
Thomas E. Stitzel                    N/A                     149,000
Thomas C. Theobald(d)                N/A                     172,500
Anne-Lee Verville(e)                 N/A                     157,000
Richard L. Woolworth                 N/A                     131,000

                                       Aggregate               Aggregate               Aggregate                  Aggregate
                                   Compensation from       Compensation from         Compensation from         Compensation from
                                   the International         the Growth &           the Strategic Income       the Small Cap Fund
                                  Fund for the Fiscal      Income Fund for the       Fund for the Fiscal      for the Fiscal Year
                                      Year Ended            Fiscal Year Ended           Year Ended                   Ended
Trustee                            December 31, 2004        December 31, 2004        December 31, 2004         December 31, 2004
-------                           -------------------      -------------------      --------------------      -------------------
Douglas A. Hacker                      $  569                    $   864                   $  705                    $  705
Janet Langford Kelly                      627                        961                      781                       781
Richard W. Lowry                          532                        801                      656                       656
William E. Mayer                          600                        907                      741                       741
Charles R. Nelson                         597                        906                      739                       741
John J. Neuhauser                         561                        845                      691                       739
Patrick J. Simpson (c)                    543                        816                      668                       691
Thomas E. Stitzel                         628                        944                      773                       668
Thomas C. Theobald(d)                     727                      1,125                      913                       773
Anne-Lee Verville(e)                      662                      1,000                      817                       913
Richard L. Woolworth                      550                        816                      673                       817

                                    Aggregate              Aggregate                 Aggregate
                                Compensation from       Compensation from        Compensation from
                               the High Yield Fund       the Select Value       the 500 Index Fund
                               for the Fiscal Year     Fund for the Fiscal     for the Fiscal Year
                                     Ended                 Year Ended                 Ended
Trustee                          December 31, 2004      December 31, 2004       December 31, 2004
-------                        -------------------     -------------------     -------------------
Douglas A. Hacker                     $  499                   $  486                  $   526
Janet Langford Kelly                     552                      536                      580
Richard W. Lowry                         466                      455                      494
William E. Mayer                         526                      513                      557
Charles R. Nelson                        523                      510                      553
John J. Neuhauser                        491                      479                      520
Patrick J. Simpson (c)                   476                      464                      504
Thomas E. Stitzel                        552                      538                      584
Thomas C. Theobald(d)                    634                      619                      665
Anne-Lee Verville(e)                     580                      566                      614
Richard L. Woolworth                     482                      471                      513

(a) As of December 31, 2004, the Fund Complex consisted of 127 open-end and 12 closed-end management investment company portfolios. Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth, then directors/trustees of the Columbia Funds, were appointed to the board of trustees of the Liberty Funds and Stein Roe Funds. Also effective October 8, 2003, the trustees of the Liberty Funds and the Stein Roe Funds were elected as directors/trustees of the Columbia Funds. A single combined board of trustees/directors now oversees all of the Liberty Funds, Stein Roe Funds and Columbia Funds. The All-Star Funds, Columbia Management Multi-Strategy Hedge Fund, LLC, the Galaxy Funds, the Acorn Funds and the WAT Funds each have separate boards of trustees/directors.
(b) The Funds do not currently provide pension or retirement plan benefits to the Trustees.
(c) During the fiscal year ended December 31, 2004, Mr. Simpson deferred his total compensation for each Fund pursuant to the deferred compensation plan. During the calendar year ended December 31, 2004, he deferred his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Simpson's account under that plan was $143,646.
(d) During the fiscal year ended December 31, 2004, Mr. Theobald deferred the following amounts of his compensation for each Fund listed: $381 for the International Fund, $633 for the Growth & Income Fund, $502 for the Strategic Income Fund, $502 for the Small Cap Fund, $328 for the High Yield Fund, $321 for the Select Value Fund and $334 for the 500 Index Fund, and $90,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Theobald's account under that plan was $157,328.
(e) During the fiscal year ended December 31, 2004, Ms. Verville deferred the following amounts of her compensation for each Fund listed: $175 for the International Fund, $387 for the Growth & Income Fund, $307 for the Strategic Income Fund, $307 for the Small Cap Fund, $160 for the High Yield Fund, $196 for the Select Value Fund and $204 for the 500 Index Fund pursuant to the deferred compensation plan. During the calendar year ended December 31, 2004, she deferred $55,000 of her total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Ms. Verville's account under that plan was $653,275.

Role of the Board of Trustees

        The Trustees of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers for the Funds and review the Funds' performance. The Trustees have created several committees to perform specific functions for the Funds. Mr. Theobald was elected Chairman of the Board of Trustees of the Liberty Funds, Stein Roe Funds and Columbia Funds effective December, 2003.

Audit Committee

        Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended December 31, 2004, the Audit Committee convened eleven times.

Governance Committee

        Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended December 31, 2004, the Governance Committee convened four times.

Advisory Fees & Expenses Committee

        Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended December 31, 2004, the Advisory Fees & Expenses Committee convened seven times.

Compliance Committee

        Ms. Kelly, Messrs. Nelson and Simpson and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Funds. Prior to August 10, 2004, Ms. Kelly, Mr. Nelson and Ms. Verville were members of the Compliance Committee of the Board of Trustees of the Funds. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended December 31, 2004, the Compliance Committee convened six times.

Investment Oversight Committees

        Beginning in 2004, each Trustee of the Funds also began serving on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Fund Complex and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Fund Complex which they review:

        IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised) and Municipal.

        IOC #2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector, Fixed Income
                - Core and Young Investor.

        IOC #3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

        IOC #4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing funds in the following asset categories:
                Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

Share Ownership

        The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2004 (i) in each Fund and
(ii) in all funds in the Fund Complex.

                                      Dollar Range of       Dollar Range of
                                     Equity Securities     Equity Securities      Dollar Range of        Dollar Range of
                                       Owned in the          Owned in the        Equity Securities      Equity Securities
                                       International        Growth & Income        Owned in the           Owned in the
Name of Trustee                            Fund                  Fund             High Yield Fund        Small Cap Fund
---------------                      -----------------     -----------------     -----------------      -----------------
Disinterested Trustees
Douglas A. Hacker                          $    0                $    0               $    0                $    0
Janet Langford Kelly                       $    0                $    0               $    0                $    0
Richard W. Lowry                           $    0                $    0               $    0                $    0
Charles R. Nelson                          $    0                $    0               $    0                $    0
John J. Neuhauser                          $    0                $    0               $    0                $    0
Patrick J. Simpson                         $    0                $    0               $    0                $    0
Thomas E. Stitzel                          $    0                $    0               $    0                $    0
Thomas C. Theobald                         $    0                $    0               $    0                $    0
Anne-Lee Verville (a)                      $    0                $    0               $    0                $    0
Richard L. Woolworth                       $    0                $    0               $    0                $    0

Interested Trustee
William E. Mayer                           $    0                $    0               $    0                $    0

                                                                                                        Aggregate Dollar
                                      Dollar Range of      Dollar Range of                                  Range of
                                          Equity          Equity Securities     Dollar Range of         Equity Securities
                                     Securities Owned       Owned in the       Equity Securities        Owned in all Funds
                                     in the Strategic       Select Value        Owned in the 500       Overseen by Trustee
Name of Trustee                        Income Fund              Fund              Index Fund             in Fund Complex
---------------                      ----------------     -----------------    -----------------       -------------------
Disinterested Trustees
Douglas A. Hacker                          $   0                $   0                 $   0                Over $100,000
Janet Langford Kelly                       $   0                $   0                 $   0                Over $100,000
Richard W. Lowry                           $   0                $   0                 $   0                Over $100,000
Charles R. Nelson                          $   0                $   0                 $   0                Over $100,000
John J. Neuhauser                          $   0                $   0                 $   0                Over $100,000
Patrick J. Simpson                         $   0                $   0                 $   0                Over $100,000
Thomas E. Stitzel                          $   0                $   0                 $   0                Over $100,000
Thomas C. Theobald                         $   0                $   0                 $   0                Over $100,000
Anne-Lee Verville (a)                      $   0                $   0                 $   0                Over $100,000
Richard L. Woolworth                       $   0                $   0                 $   0                Over $100,000

Interested Trustee
William E. Mayer                           $   0                $   0                 $   0             $  50,001-100,000

----------
(a) Ms. Verville has elected to defer her compensation as a Trustee under the deferred compensation plan for independent Trustees of the Fund Complex. The value of her deferred compensation is determined as if the amounts had been invested, as of the date of deferral, in shares of one or more funds in the Fund Complex as specified by her. At December 31, 2004, the value of her deferred compensation account exceeded $100,000.

Portfolio Managers

Other Accounts Managed by Portfolio Managers

        The following table shows the number and assets of other investment accounts (or portions of investment accounts) that each Fund's portfolio managers managed as of each Fund's fiscal year-end.

                                   Other SEC-registered
                                   open-end and closed-          Other pooled investment
                                        end funds                      vehicles                          Other accounts
                               ------------------------------ ------------------------------- -------------------------------
                                 Number of        Assets        Number of         Assets        Number of         Assets
      Portfolio Manager           accounts                       accounts                        accounts
------------------------------ --------------- -------------- --------------- --------------- --------------- ---------------
Stephen D. Barbaro                   3            $1.047            1          $36 million           4          $22 million
                                                 billion

Laura A. Ostrander                   4            $1.75             0             $0                 4            $205
                                                 billion                                                        thousand

Kurt M. Havnaer                      9            $2.3              1            $3.9               28           $442
                                                 billion                        million                         million

Jeffrey L. Rippey                    7            $2.7              1             $4                22           $450
                                                 billion                        million                         million

Penelope L. Burgess                  5            $1.918            2            $540               10          $350.3
                                                 billion                        million                         million

Deborah F. Snee                      5            $1.918            2             $540              10          $350.3
                                                 billion                        million                         million

Brian Cunningham                     6            $3.577            1           $485.38             27           $94
                                                 billion                        million                         million

Gregory M. Miller                    7            $4.399            1           $485.38             59           $1.306
                                                 billion                        million                         billion

Richard Dahlberg                     6            $2.458            0             $0                83           $596
                                                 billion                                                        million

Diane L. Sobin                       8            $4.323            1            $97.1           2,052           $2.1
                                                 billion                        million                         billion

David I. Hoffman                     8            $4.323            1            $97.1           2,052           $2.1
                                                 billion                        million                         billion

James May                            3            $59               3            $91.3              16           $26.6
                                                 billion                        billion                         billion

        See "Other Considerations - Portfolio Transactions - Potential conflicts of interest in managing multiple accounts" for information on how the Advisor addresses potential conflicts of interest resulting from an individual's management of more than one account.

Ownership of Securities

        The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of each Fund's most recent fiscal year:

                                  Dollar Range of Equity Securities in the
Portfolio Manager                       Fund Beneficially Owned
-----------------                       -----------------------
Stephen D. Barbaro                                 $0
Laura A. Ostrander                                 $0
Kurt M. Havnaer                                    $0
Jeffrey L. Rippey                                  $0
Penelope L. Burgess                         $10,001-$50,000
Deborah F. Snee                                $1-$10,000
Brian Cunningham                                   $0
Gregory M. Miller                                  $0
Richard Dahlberg                                   $0
Diane L. Sobin                                     $0
David I. Hoffman                                   $0
James May                                          $0

Compensation

        All Funds, except the 500 Index Fund.

        As of the Funds' most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks noted below, emphasizing each manager's three- and five-year performance. The Advisor may also consider a portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

Portfolio Manager                      Performance Benchmark
-----------------                      ---------------------
Stephen D. Barbaro                   Russell 2000 Value Index

Laura A. Ostrander        Lehman Brothers Government/Credit Bond Index

Kurt M. Havnaer          Merrill Lynch U.S. High Yield, Cash Pay Index

Jeffrey L. Rippey        Merrill Lynch U.S. High Yield, Cash Pay Index

Penelope L. Burgess   Morgan Stanley Capital International Europe, Australasia,
                                        Far East Index

Deborah F. Snee       Morgan Stanley Capital International Europe, Australasia,
                                        Far East Index

Brian Cunningham                   Russell 1000 Value Index

Gregory M. Miller                  Russell 1000 Value Index

Richard Dahlberg                   Russell 1000 Value Index

Diane L. Sobin                     Russell Midcap Value Index

David I. Hoffman                   Russell Midcap Value Index

        The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor's profitability for the year, which is influenced by assets under management.

        500 Index Fund only.

        The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

Principal Holders of Securities

        All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VA contracts and VLI policies, by Columbia Management or by the general account of Sun Life. At all meetings of shareholders of the Funds each Participating Insurance Company will vote the shares held of record by sub-accounts of its separate accounts as to which instructions are received from the VA contract and VLI policy owners on behalf of whom such shares are held only in accordance with such instructions. All such shares as to which no instructions are received (as well as, in the case of Sun Life, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Sun Life's general account shares being voted in the proportions determined by instructing owners of Sun Life VA contracts and VLI policies). There is no requirement as to the minimum level of instructions which must be received from policy and contract owners. Accordingly, each Participating Insurance Company and Sun Life disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of their respective separate accounts (or, in the case of Sun Life, its general account).

        As of record on March 31, 2005, the following shareholders owned of record 5% or more of one or more of each class of the following Funds' then outstanding shares:

International Fund

Class A
-------
Keyport Life Insurance Company                                          6.12%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

Sun Life Assurance Company of Canada (U.S.)                            65.29%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

Sun Life Assurance Company of Canada (U.S.)                            22.10%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

Class B
-------
Keyport Life Insurance Company                                         11.25%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

Sun Life Assurance Company of Canada (U.S.)                            88.75%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

Growth & Income Fund

Class A
-------
Keyport Life Insurance Company                                          7.28%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

Sun Life Assurance Company of Canada (U.S.)                            63.23%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

Sun Life Assurance Company of Canada (U.S.)                            21.56%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

Class B
-------
Keyport Life Insurance Company                                         16.32%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

Sun Life Assurance Company of Canada (U.S.)                            80.84%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

Strategic Income Fund

Class A
-------
Keyport Life Insurance Company                                          7.83%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

Sun Life Assurance Company of Canada (U.S.)                            63.77%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

Sun Life Assurance Company of Canada (U.S.)                            17.64%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

Class B
-------
Keyport Life Insurance Company                                         15.25%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

Sun Life Assurance Company of Canada (U.S.)                            78.92%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

Sun Life Financial                                                      5.55%
P.O. Box 9133
Wellesley Hills, MA  02481-9133

Small Cap Fund

Class A
-------
Keyport Life Insurance Company                                          9.97%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

Sun Life Assurance Company of Canada (U.S.)                            68.08%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

Liberty Life Assurance Co of Boston                                     6.54%
Policy Holder Svcs - Attn S. Labella
100 Liberty Way
Dover, NH  03820

Transamerica Life Insurance Company                                     8.74%
Attn FMG Accounting MS 4410
4333 Edgewood Road NE
Cedar Rapids, IA  52499-0001

Class B
-------
Sun Life Assurance Company of Canada (U.S.)                             6.18%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

ING USA Annuity and Life Insurance Company                             90.83%(*)
1475 Dunwoody Drive
Attn: John Stanziani
Westchester, PA 19380-1478

High Yield Fund

Class A
-------
Keyport Life Insurance Company                                         10.95%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

Sun Life Assurance Company of Canada (U.S.)                            66.58%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

American Skandia Life Assurance Co                                     10.82%
Attn: Alison Mitnick
1 Corporate Drive
9th Floor
Shelton, CT  06484-6208

American Express - Managed Assets Trust                                 8.82%
American Enterprise Life Insurance
222 AXP Financial Center
Minneapolis, MN  55474-0002

Class B
-------
American Express - Managed Assets Trust                                15.14%
American Enterprise Life Insurance
1497 AXP Financial Center
Minneapolis, MN  55474-0014

Sun Life Assurance Company of Canada (U.S.)                            20.00%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

American Express - Managed Assets Trust                                55.96%(*)
IDS Life Insurance Company
1497 AXP Financial Center
Minneapolis, MN  55474-0014

Select Value Fund

Class A
-------
Sun Life Assurance Company of Canada (U.S.)                             8.93%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

Transamerica Life Insurance Company                                    46.09%
Attn FMG Accounting MS 4410
4333 Edgewood Road NE
Cedar Rapids, IA  52499-0001

Transamerica Life Insurance Company                                    34.93%
Attn FMG Accounting MS 4410
4333 Edgewood Road NE
Cedar Rapids, IA  52499-0001

Transamerica Life Insurance Company                                     8.96%
Attn FMG Accounting MS 4410
4333 Edgewood Road NE
Cedar Rapids, IA  52499-0001

Class B

Keyport Life Insurance Company                                         11.56%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

Sun Life Assurance Company of Canada (U.S.)                            85.36%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

500 Index Fund

Class A
-------
Sun Life Assurance Company of Canada (U.S.)                           100.00%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

Class B
-------
Keyport Life Insurance Company                                         16.15%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

Sun Life Assurance Company of Canada (U.S.)                            77.04%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA  02481-9133

Sun Life Financial                                                      5.65%
P.O. Box 9133
Wellesley Hills, MA  02481-9133
(*) As of record on March 31, 2005, this Participating Insurance Company owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.

Custodian

        State Street Bank & Trust Company, located at 2 Avenue De Lafayette, Boston, MA 02111-2900, is custodian of the securities and cash owned by all of the Funds. The custodian is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by persons authorized by the Trust. The custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Trust. Portfolio securities of the Funds purchased in the U.S. are maintained in the custody of the custodian and may be entered into the Federal Reserve Book Entry system, or the security depository system of the Depository Trust & Clearing Company or other securities depository systems. Portfolio securities purchased outside the U.S. are maintained in the custody of various foreign branches of the custodian and/or third party subcustodians, including foreign banks and foreign securities depositories.

                              OTHER CONSIDERATIONS

Portfolio Turnover

        Although no Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by any Fund and a Fund's annual portfolio turnover rate may vary significantly from year to year. A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. Although the Funds cannot predict portfolio turnover rate, it is estimated that, under normal circumstances, the annual rate for each Fund will be no greater than 100%. The portfolio turnover rates of the Funds are shown under "Financial Highlights" in the Prospectuses.

        If a Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios. The Funds pay brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities.

        International Fund may be expected to experience a higher portfolio turnover rate if such Fund makes a change in its investments from one geographic sector (e.g., Europe; Japan; emerging Asian markets; etc.) to another geographic sector. Costs will be greater if the change is from the sector in which the greatest proportion of its assets are invested.

Suspension of Redemptions

        The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (i) for any period during which trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closing, (ii) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Funds is not reasonably practicable, or (iii) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

Valuation of Securities

        The assets of the Funds are valued as follows:

        Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where Columbia Management (the Trust's pricing and bookkeeping agent) deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price (or the closing price reported by the NASDAQ system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost when such cost approximates market value pursuant to procedures approved by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate as of 3:00 p.m. Eastern time. Portfolio positions for which there are no such valuations and other assets are valued at fair value as determined in good faith under the direction of the Trustees.

        The net asset value of shares of each Fund is normally calculated as of the close of regular trading on the NYSE, currently 4:00 p.m., Eastern time, on every day the NYSE is open for trading, except on days where both (i) the degree of trading in a Fund's portfolio securities would not materially affect the net asset value of that Fund's shares and (ii) no shares of a Fund were tendered for redemption and no purchase order was received. The NYSE is open Monday through Friday, except on the following holidays: New Year's Day, Martin Luther King Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio Transactions

        The Trust has no obligation to do business with any broker-dealer or group of broker-dealers in executing transactions in securities with respect to the Funds, and the Funds have no intention to deal exclusively with any particular broker-dealer or group of broker-dealers.

        Each of Columbia Management and SSgA FM places the transactions of the Funds with broker-dealers selected by it and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time may also execute portfolio transactions with such broker-dealers acting as principals.

        Except as described below in connection with commissions paid to a clearing agent on sales of securities, it is each Fund's policy and the policy of its Advisor always to seek best execution, which is to place the Fund's transactions where the Fund can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when the Advisor believes that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

        Subject to such policy of always seeking best execution, and subject to the additional matters described below regarding the International Fund, securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to an Advisor, the Funds or other accounts as to which such Advisor exercises investment discretion. Such advisor may use all, some or none of such research services in providing investment advisory services to each of its clients, including the Fund(s) it advises. To the extent that such services are used by the Advisors, they tend to reduce their expenses. It is not possible to assign an exact dollar value for such services.

        Subject to such policies as the Board of Trustees may determine, each of the Advisors may cause a Fund to pay a broker-dealer that provides brokerage and research services to it an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for a Fund in excess of the amount of commission that another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). An Advisor placing a brokerage transaction must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided to it by the executing broker-dealer viewed in terms of that particular transaction or its overall responsibilities to the applicable Fund and all its other clients.

        Certain of the other accounts of any of the Advisors may have investment goals and programs that are similar to those of the Funds. Accordingly, occasions may arise when each of the Advisors engages in simultaneous purchase and sale transactions of securities that are consistent with the investment goals and programs of a Fund and such other accounts. On those occasions, the Advisor will allocate purchase and sale transactions in an equitable manner according to written procedures as approved by the Board of Trustees. Such procedures may, in particular instances, be either advantageous or disadvantageous to a Fund.

        Consistent with applicable rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution and such other policies as the Board of Trustees may determine, each of the Advisors may consider sales of VA contracts and VLI policies as a factor in the selection of broker-dealers to execute securities transactions for the Funds.

        Additional Matters Pertaining to International Fund. The Fund and the other accounts advised by the managers sometimes invest in the same securities and sometimes enter into similar transactions utilizing futures contracts and foreign currencies. In certain cases, purchases and sales on behalf of the Fund and such other accounts will be bunched and executed on an aggregate basis. In such cases, each participating account (including the International Fund) will receive the average price at which the trade is executed. Where less than the desired aggregate amount is able to be purchased or sold, the actual amount purchased or sold will be allocated among the participating accounts (including the International Fund) in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, futures or currencies as far as the International Fund is concerned, Columbia Management believes that in most cases these practices should produce better executions. It is the opinion of Columbia Management that the advantages of these practices outweigh the disadvantages, if any, which might result from them.

        Portfolio transactions on behalf of the International Fund may be executed by broker-dealers who provide research services to Columbia Management which are used in the investment management of such Fund or other accounts over which Columbia Management exercises investment discretion. Such transactions will be effected in accordance with the policies described above. No portfolio transactions on behalf of the Fund will be directed to a broker-dealer in consideration of the broker-dealer's provision of research services to Columbia Management, unless a determination is made that such research assists Columbia Management in its investment management of the International Fund or other accounts over which Columbia Management exercises investment discretion.

        The table below shows information on brokerage commissions paid by the following Funds during the periods indicated.


                                                                            International     Growth &
                                                                                Fund         Income Fund     Small Cap Fund
                                                                            -------------    ------------    --------------
Total amount of brokerage commissions paid during 2004                         $391,355        $199,675        $2,154,498
Total amount of directed transactions paid during 2004                       $27,799,940      $26,989,190      $1,153,196
Total amount of commissions on directed transactions paid during 2004          $76,293          $24,951          $2,285
Total amount of brokerage commissions paid during 2004 to Fleet
Securities, Inc. (% of total commission paid)                                     $0              $0               $0
Total Amount of brokerage commissions paid during 2004 to Banc of
America Securities (% of total commission paid)                                   $0              $0          $10,192 (b)

Total amount of brokerage commissions paid during 2003                         $385,757        $535,053         $169,617
Total amount of directed transactions paid during 2003                       $21,408,601      $40,081,156          $0
Total amount of commissions on directed transactions paid during 2003          $73,123          $83,618            $0
Total amount of brokerage commissions paid during 2003 to AlphaTrade
Inc. (% of total commission paid)                                                (a)              (a)             (a)
Total amount of brokerage commissions paid during 2003 to Fleet
Securities, Inc. (% of total commission paid)                                     $0              $0               $0

Total amount of brokerage commissions paid during 2002                         $85,257         $488,274         $100,639
Total amount of directed transactions paid during 2002                        $8,284,770      $23,756,750       $31,460
Total amount of commissions on directed transactions paid during 2002          $22,537          $78,392           $100
Total amount of brokerage commissions paid during 2002 to AlphaTrade              $0            $19,051          $1,491
Inc. (% of total commission paid)                                                                (4%)             (1%)
Total amount of brokerage commissions paid during 2002 to Fleet                   $0             $670
Securities, Inc. (% of total commission paid)                                                    (1%)              $0


                                                                Strategic       Select Value       500 Index
                                                               Income Fund         Fund              Fund
                                                               ------------     ------------     -----------
Total amount of brokerage commissions paid during 2004           $1,550,138         $30,256           $3,666
Total amount of directed transactions paid during 2004          $66,133,652       $3,294,424            $0
Total amount of commissions on directed transactions paid                           $5,827              $0
during 2004                                                       $78,705
Total amount of brokerage commissions paid during 2004 to
Fleet Securities, Inc. (% of total commission paid)                  $0               $0                $0
Total Amount of brokerage commissions paid during 2004 to
Banc of America Securities (% of total commission paid)              $0               $0                $0

Total amount of brokerage commissions paid during 2003               $0             $14,720           $10,048
Total amount of directed transactions paid during 2003               $0               $0                $0
Total amount of commissions on directed transactions paid
during 2003                                                          $0               $0                $0
Total amount of brokerage commissions paid during 2003 to
AlphaTrade Inc. (% of total commission paid)                        (a)               (a)               (a)
Total amount of brokerage commissions paid during 2003 to            $0               $0                $0
Fleet Securities, Inc. (% of total commission paid)

Total amount of brokerage commissions paid during 2002              $23             $19,391           $7,997
Total amount of directed transactions paid during 2002               $0            $180,466             $0
Total amount of commissions on directed transactions paid                            $385               $0
during 2002                                                          $0
Total amount of brokerage commissions paid during 2002 to                            $597               $0
AlphaTrade Inc. (% of total commission paid)                         $0              (3%)

        An increase in brokerage commissions can be due to a number of factors. For example, a Fund with a large portfolio turnover rate due to a new portfolio manager and new strategies or a Fund that had significant increases in assets causing more securities to be purchased and, therefore, incurring more brokerage commissions.

        (a) As of May, 2002, AlphaTrade Inc. is no longer used for transactions.
        (b)     Rounds to less than 1%.

        The Trust is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during their most recent fiscal year. At December 31, 2004, the following Funds held securities of their regular brokers or dealers as set forth below:

Name                      Broker/Dealer                            Value
-------                   ---------------                      -------------

International Fund:       AXA                                 $      450,634
                          Nomura Securities Co. LTD                  318,887

Growth & Income Fund:     Citigroup, Inc.                     $   10,709,595
                          JP Morgan Chase & Co.                    7,336,182
                          Wachovia Corp.                           3,450,928
                          Goldman Sachs Group, Inc.                2,290,649
                          State Street Corp.                       1,765,275
                          Janus Capital Group, Inc.                1,266,023

Strategic Income Fund:    LaBranche & Co., Inc.               $      471,900
                          E*Trade Financial Corp.                    193,050

Small Cap Fund:           MFC Bancorp LTD                     $    2,192,000
                          LaBranche & Co., Inc.                      514,304

Select Value Fund:        Janus Capital Group, Inc.           $      433,698
                          Bear Stearns Companies, Inc.               429,702
                          Lehman Brothers Holding, Inc.              306,180

500 Index Fund:           Citigroup, Inc.                     $    1,198,044
                          Bank of America Corp.                      910,290
                          JP Morgan Chase & Co.                      665,316
                          Wachovia Corp.                             402,232
                          Morgan Stanley                             293,035
                          Merrill Lynch & Co., Inc.                  266,335
                          Goldman Sachs Group, Inc.                  244,702
                          Lehman Brothers, Inc.                      112,937
                          Franklin Resources, Inc.                    85,878
                          PNC Financial Services Group                80,761
                          Marsh and McLennan Co., Inc.                83,336
                          State Street Corp.                          79,378
                          Charles Schwab Corp.                        78,099
                          Mellon Financial Corp.                      64,895
                          Principal Financial Group, Inc.             63,375
                          Bear Stearns Companies, Inc.                54,940
                          T Rowe Price Group                          39,248
                          E*Trade Group, Inc.                         25,415
                          Janus Capital Group, Inc.                   18,625
                          Federated Investors, Inc. Class B           16,051

        Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, a portfolio manager for one of the Funds may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

        The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

        . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

        . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

        . The trading of other accounts could be used to benefit higher-fee accounts ("front- running").

        . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

        Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

        A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, the Advisor's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

        "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Funds' Trustees have adopted compliance procedures that provide that any transactions between the Funds and another Columbia-advised account are to be made at an independent current market price, as required by law.

        Another potential conflict of interest may arise based on the different investment objectives and strategies of the Funds and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Funds. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Funds. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

        The Funds' portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

        The Funds' portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for a Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

        The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

        The Funds' portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Funds' portfolio managers may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

        Applies to 500 Index Fund only. When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. SSgA FM has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Information About the Standard & Poor's 500 Composite

        The 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the 500 Index Fund. S&P has no obligation to take the needs of the Licensee or the owners of the 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the 500 Index Fund or the timing of the issuance or sale of the 500 Index Fund or in the determination or calculation of the equation by which the 500 Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the 500 Index Fund.

Stock Price Index

        S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE 500 INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Taxes

        Each Fund has elected to be treated and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 ("Code"). As a result of such election, for any tax year in which a Fund meets the investment limitations and the distribution, diversification and other requirements referred to below, that Fund will not be subject to federal income tax, and the income of the Fund will be treated as the income of its shareholders. Under current law, since the shareholders are life insurance company "segregated asset accounts," they will not be subject to income tax currently on this income to the extent such income is applied to increase the values of VA contracts and VLI policies.

        Among the conditions for qualification and avoidance of taxation at the Trust level, Subchapter M imposes investment limitations, distribution requirements, and requirements relating to the diversification of investments. The requirements of Subchapter M may affect the investments made by each Fund. Any of the applicable diversification requirements could require a sale of assets of a Fund that would affect the net asset value of the Fund.

        Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Trust and its Funds will be Participating Insurance Companies and their separate accounts that fund VA contracts, VLI policies and other variable insurance contracts. The prospectus that describes a particular VA contract or VLI policy discusses the taxation of both separate accounts and the owner of such contract or policy.

        Each Fund intends to comply with the requirements of Section 817(h) and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements affecting the securities in which the Funds may invest and other limitations. The diversification requirements of Section 817(h) of the Code are in addition to the diversification requirements under Subchapter M and the Investment Company Act of 1940. Failure to meet the requirements of Section 817(h) could result in taxation of the Participating Insurance Companies offering the VA contracts and VLI policies and immediate taxation of all owners of the contracts and policies to the extent of appreciation on investment under the contracts. The Trust believes it is in compliance with these requirements.

        The Secretary of the Treasury may issue additional rulings or regulations that will prescribe the circumstances in which an owner of a variable insurance contract's control of the investments of a segregated asset account may cause such owner, rather than the insurance company, to be treated as the owner of the assets of a segregated asset account. It is expected that such regulations would have prospective application. However, if a ruling or regulation were not considered to set forth a new position, the ruling or regulation could have retroactive effect.

        The Trust therefore may find it necessary, and reserves the right to take action to assure, that a VA contract or VLI policy continues to qualify as an annuity or insurance contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of any Fund or substitute the shares of one Fund for those of another. No such change of investment goal or substitution of securities will take place without notice to the contract and policy owners with interests invested in the affected Fund and without prior approval of the SEC, or the approval of a majority of such owners, to the extent legally required.

        To the extent a Fund invests in foreign securities, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of tax or exemption from tax on most investment income, typically capital gains and interest. Gains and losses from foreign currency dispositions, foreign-currency denominated debt securities and payables or receivables, and foreign currency forward contracts are subject to special tax rules that may affect the timing and amount of the Fund's recognition of income, gain or loss.

        It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets, if any, to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Funds intend to operate so as to qualify for treaty-reduced tax rates where applicable.

        The preceding is a brief summary of some relevant tax considerations. This discussion is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

                       DESCRIPTION OF CERTAIN INVESTMENTS

        The following is a description of certain types of investments which may be made by one or more of the Funds.

Money Market Instruments

        As stated in the Prospectuses, each Fund may invest in a variety of high-quality money market instruments. The money market instruments that may be used by each Fund may include:

        United States Government Obligations. These consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of more than ten years. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities historically have involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

        United States Government Agency Securities. These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association, and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury bills); (ii) guaranteed by the U.S. Treasury (e.g., Government National Mortgage Association mortgage-backed securities);
(iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., securities issued by the Farmer's Home Administration).

        Bank and Savings and Loan Obligations. These include certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. With the exception of the Select Value Fund, the Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars, and is a member of the Federal Deposit Insurance Corporation ("FDIC"), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on purchases of illiquid securities described under "Investment Restrictions" above.

        Short-Term Corporate Debt Instruments. These include commercial paper (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. Each Fund may purchase corporate debt securities having greater maturities.

        Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) of the 1933 Act ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described above, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with the guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. The Funds may also purchase Rule 144A securities. See "Investment Restrictions" above for a discussion of possible consequences to the Funds as a result of investing in Rule 144A securities. In addition, the Funds may, consistent with their investment policies, invest in Canadian commercial paper and Europaper (U.S. dollar-denominated commercial paper of foreign issuers).

        Repurchase Agreements. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as a Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of securities issued by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark-to-market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the value of that Fund's total assets would be invested in such agreements or other securities which are illiquid. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

        The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with any extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed by the Advisors to be creditworthy under creditworthiness standards approved by the Board of Trustees and only when the economic benefit to the Funds is believed to justify the attendant risks. The Board of Trustees believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with commercial banks or registered broker-dealers.

        Reverse Repurchase Agreements. The Funds may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

        Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

        Adjustable Rate and Floating Rate Securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

        Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

        Floating rate instruments (generally corporate notes, bank notes or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g. daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

        If a variable or floating rate instrument is not rated, Columbia Management must determine that such instrument is comparable to rated instruments eligible for purchase by a Fund and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of a Fund, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment.

Investment Company Securities

        Each of the Growth & Income Fund and High Yield Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act and the rules and regulations thereunder.

        Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund or any other investment companies advised by Columbia Management.

Exchange-traded funds ("ETFs")

        The Small Cap Value Fund and Select Value Fund may invest, to the extent permitted under the 1940 Act in ETFs, which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

        ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

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        The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

REITs

        The Small Cap Value Fund and Select Value Fund may invest without limit in real estate investment trusts ("REITs"). The Growth & Income Fund may invest up to 10% of its net assets in REITs. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

        REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act.

        REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

Asset-Backed and Mortgage-Backed Securities

        To the extent consistent with its investment policies, the High Yield Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables, home equity loans, manufactured housing loans, and other securitized assets. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved.

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        Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

        A Fund may invest in mortgage-backed securities that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

        Mortgage-backed securities include fixed and adjustable Mortgage Pass-Through Certificates, which provide the holder with a pro-rata share of interest and principal payments on a pool of mortgages, ordinarily on residential properties. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Pass-Through Certificates guaranteed by GNMA (also known as "Ginnie Maes") are guaranteed as to the timely payment of principal and interest by GNMA, whose guarantee is backed by the full faith and credit of the United States. Mortgage-backed securities issued by FNMA include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are guaranteed as to timely payment of principal and interest by FNMA. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of FNMA to borrow from the Treasury. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC is required to remit the amount due on account of its guarantee of ultimate payment of principal no later than one year after it becomes payable.

        Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

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        Mortgage-backed securities also include collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the CMO classes in order of respective stated maturities. CMOs can expose a Fund to more volatility and interest rate risk than other types of mortgage-backed securities.

        The yield characteristics of asset-backed and mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate will have the effect of shortening the maturity of the security. If a Fund has purchased an asset-backed or mortgage-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.

        In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-backed securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

        These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

Mortgage Dollar Rolls

        To the extent consistent with their investment policies, the Strategic Income Fund and High Yield Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

        For financial reporting and tax purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

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        Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Stripped Obligations

        To the extent consistent with its investment goals, the High Yield Fund may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

        SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Funds may fail to fully recoup their initial investments in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid. The Advisor may determine that SMBS acquired by the Fund are liquid under guidelines established by the Board of Trustees. Obligations issued by the U.S. Government may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

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Investments in Less Developed Countries

        International Fund's investments in foreign securities may include investments in countries whose economies or securities markets are considered by Columbia Management not to be highly developed (referred to as "emerging market countries"). Normally no more than 40% of the International Fund's assets will be invested in such emerging market countries. As of May 1, 2005, the following countries were considered by Columbia Management to be emerging market countries:

                                         Europe and the
Asia               Latin America         Middle East           Africa
----               -------------         ---------------       -------
China              Argentina             Czech Republic        South Africa
India              Brazil                Estonia
Indonesia          Chile                 Hungary
South Korea        Colombia              Israel
Malaysia           Mexico                Jordan
Pakistan           Peru                  Poland
Philippines        Venezuela             Russia
Sri Lanka                                Turkey
Taiwan
Thailand

Foreign Currency Transactions

        Each of International Fund and Strategic Income Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. These Funds may purchase foreign currencies on a spot or forward basis in conjunction with their investments in foreign securities and to hedge against fluctuations in foreign currencies. International Fund and Strategic Income Fund also may buy and sell currency futures contracts and options thereon for such hedging purposes. Strategic Income Fund also may buy options on currencies for hedging purposes.

        A Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with purchases or sales of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payments is declared, and the date on which such payments are made or received.

        A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and (if the Fund is so authorized) purchase and sell foreign currency futures contracts.

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        For transaction hedging purposes a Fund which is so authorized may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on a currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

        When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, a Fund which is so authorized may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may enter into short sales of a foreign currency to hedge a position in a security denominated in that currency. In such circumstances, the Fund will maintain in a segregated account with its Custodian an amount of cash or liquid securities equal to the excess of (i) the amount of foreign currency required to cover such short sale position over (ii) the amount of such foreign currency which could then be realized through the sale of the foreign securities denominated in the currency subject to the hedge.

        The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

        It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

        Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which the Fund can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

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Currency Forward and Futures Contracts

        Each of International Fund and Strategic Income Fund will enter into such contracts only when cash or equivalents equal in value to either (i) the commodity value (less any applicable margin deposits) or (ii) the difference between the commodity value (less any applicable margin deposits) and the aggregate market value of all equity securities denominated in the particular currency held by the Fund have been deposited in a segregated account of the Fund's custodian. A forward currency contract involves an obligation to purchase or sell specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the Commodities Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange.

        Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

        At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

        Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Funds intend to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments or variation margin.

Currency Options

        In general, options on currencies operate similarly to options on securities and are subject to many risks similar to those applicable to currency futures and forward contracts. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the Euro. The Euro is the official currency of the European Economic Community's European Monetary System.

        Strategic Income Fund will only purchase or write currency options when Columbia Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

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        The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the value of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

        The value of a currency option reflects the value of an exchange rate which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd-lot market for the underlying currencies in connection with options at prices that are less favorable than for round-lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

Valuations

        There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Settlement Procedures

        Settlement procedures relating to the Funds' investments in foreign securities and to their foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in such Funds' domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign Currency Conversion

        Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

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American, European and Continental Depositary Receipts

        The Growth & Income Fund may invest up to 10% of its total assets and the Small Cap Value Fund and the Select Value Fund may invest up to 20% of their total assets in ADRs, EDRs and CDRs. American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchanges and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Convertible Securities

        The Growth & Income Fund and High Yield Fund may from time to time, in accordance with their investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

        Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment goals. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

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        Convertible bonds acquired by the High Yield Fund will generally be rated BB or lower by S&P or Ba or lower by Moody's. The High Yield Fund may acquire common stock in the following circumstances: (i) in connection with the purchase of a unit of securities that includes both fixed income securities and common stock; (ii) when fixed income securities held by the Fund are converted by the issuer into common stock; (iii) upon the exercise of warrants attached to fixed income securities held by the Fund; and (iv) when purchased as a part of a corporate transaction in which the holders of common stock will receive newly issued fixed income securities. Common stock acquired by the High Yield Fund in these circumstances may be held to permit orderly disposition or to establish long-term holding periods for federal income tax purposes.

When-Issued, Forward Commitment and Delayed Settlement Transactions

        The Strategic Income Fund, Growth & Income Fund and High Yield Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell eligible securities on a "forward commitment" basis. Each Fund may also purchase and sell eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future.

        When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments, when-issued purchases or delayed settlements exceeds 25% (5% in the case of the Strategic Income Fund) of the value of its total assets.

        When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

        When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of a Fund's total assets (5% in the case of the Strategic Income Fund) absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% (5% in the case of the Strategic Income
Fund) of the value of its total assets, the Fund's liquidity and the ability of the Advisor to manage the Fund might be adversely affected. The Funds will not engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their respective investment goals.

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Derivative Securities

        The High Yield Fund may from time to time, in accordance with its investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, options, futures, indexed securities, swap agreements and foreign currency exchange contracts.

        Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants to because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, ambiguous documentation, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

        Columbia Management will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with the day-to-day management of the Fund, how such securities will be used in furtherance of the Fund's investment goals. It is possible, however, that the Advisor's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur losses as a result of its investment in derivative securities.

Options on Securities

        Each of International Fund and High Yield Fund may purchase and sell options on individual securities.

        Writing covered options.

        A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of Columbia Management or the relevant portfolio manager, such transactions are consistent with the Fund's investment goals and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

        A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

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        A Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

        A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

        If a Fund writes a call option but does not own the underlying security, and then it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

        Purchasing put options.

        A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

        Purchasing call options.

        A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

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        Over-the-Counter ("OTC") options.

        The Staff of the Division of Investment Management of the SEC has taken the position that OTC options purchased by a Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, a Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in the money" as an illiquid investment. It is the present policy of the Funds not to enter into any OTC option transaction if, as a result, more than 15% of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable and
(iv) repurchase agreements maturing in more than seven days.

        Risk factors in options transactions.

        The successful use of a Fund's options strategies depends on the ability of Columbia Management or the relevant portfolio manager to forecast interest rate and/or market movements correctly.

        When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

        The effective use of options also depends on a Fund's ability to terminate option positions at times when Columbia Management deems it desirable to do so. Although the Fund will take an option position only if Columbia Management believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

        If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

        A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Fund's ability to realize its profits or limit its losses.

        Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation ("OCC") or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

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        Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Futures Contracts and Related Options

        Each of International Fund, Strategic Income Fund and High Yield Fund may buy and sell certain futures contracts (and in certain cases related options), to the extent and for the purposes specified in the Prospectuses.

        A futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on a commodity exchange or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

        Although futures contracts by their terms call for actual delivery or acceptance of the underlying financial instruments, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

        Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

        Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

        A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

        A Fund upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

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Options on futures contracts

        A Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

        As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

        A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

        Although permitted by its investment policies, the High Yield Fund does not currently intend to write futures options during the current fiscal year.

Risks of transactions in futures contracts and related options

        Successful use of futures contracts by a Fund is subject to Columbia Management's or the relevant portfolio manager's ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

        Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

        There is no assurance that higher than anticipated trading activity or other unforeseen events might not at times render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

        To reduce or eliminate a hedge position held by a Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contacts or options), would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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Index futures contracts and related options; associated risks

        An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A Fund may enter into stock index future contracts, debt index futures contracts, or other index futures contracts (e.g., an interest rate futures contract), as specified in the Prospectuses. A Fund may also purchase and sell options on index futures contracts, to the extent specified in the Prospectuses.

        There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Columbia Management or the relevant portfolio manager will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

        Successful use of index futures by a Fund for hedging purposes is also subject to Columbia Management's or the relevant portfolio manager's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities subject to the hedge held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, over time the value of the Fund's portfolio should tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

        In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than the securities markets. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Columbia Management or a Fund's portfolio manager may still not result in a successful hedging transaction.

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        Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Securities Loans

        Each of Growth & Income Fund and High Yield Fund may make loans of its portfolio securities amounting to not more than 30% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. This collateral is deposited with the Trust's custodian which segregates and identifies these assets on its books as security for the loan. The borrower pays to the Fund an amount equal to any dividends, interest or other distributions received on securities lent. The borrower is obligated to return identical securities on termination of the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Trust has adopted these policies, in part, so that interest, dividends and other distributions received on the loaned securities, the interest or fees paid by the borrower to the Fund for the loan, and the investment income from the collateral will qualify under certain investment limitations under Subchapter M of the Internal Revenue Code.

Swap Agreements ("Swaps," "Caps," "Collars" and "Floors")

        The High Yield Fund and Strategic Income Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

        In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

        Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

        Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

      INDEPENDENT REGISTERED PULIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

        PricewaterhouseCoopers LLP, an independent registered public accounting firm, with offices at 125 High Street, Boston, Massachusetts 02110-1707, serves as independent auditors for all of the Funds. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights have been included in the Prospectus, in reliance upon the reports of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

        The financial statements of the Funds and Report of Independent Registered Public Accounting Firm appearing in the December 31, 2004 Annual Report of the Trust are incorporated in this SAI by reference.

                                       80


                                   APPENDIX I

                   Columbia Management Advisors, Inc. ("CMA")
                      Proxy Voting Policies and Procedures
        Adopted July 1, 2003, as revised July 15, 2003, February 11, 2004,
                        October 4, 2004 and March 4, 2005

POLICY:

All proxies/1/ regarding client securities for which Columbia Management Advisors, Inc. ("CMA") has assumed authority to vote shall, unless CMA determines in accordance with policies stated below to abstain from voting, be voted in a manner considered by CMA to be in the best interest of CMA's clients, including the CMG Family Funds/2/ and their shareholders, without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA shall vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when CMA expects to routinely abstain from voting:

        1. Proxies will usually not be voted in cases where the security has been loaned from the Client's account.

        2. Proxies will usually not be voted in cases where CMA deems the costs to the Client and/or the administrative inconvenience of voting the security (e.g., some foreign securities) outweigh the benefit of doing so.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines, as stated below. For those proxy proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guidelines, the CMG Proxy Committee will determine the best interest of CMA's clients and vote accordingly, without consideration of any resulting benefit or detriment to CMA or its affiliates.

OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interest. Citing this obligation, the SEC has adopted rules pursuant to the Investment Advisers Act of 1940 and Investment Company Act of 1940 with respect to proxy voting.

PROCEDURE:

I. ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

Separately Managed Accounts

CMA shall vote proxies on securities held in its separately managed accounts.

----------
/1/ The term "proxy" as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.

/2/ A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

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


Columbia Trust Company ("CTC") Trust Pools

CMA shall vote proxies on securities held in the trust pools.

CMG Family Funds/CMA Fund Trust

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

Columbia Private Portfolio

CMA shall vote proxies on securities held in its separately managed accounts.

Alternative Investment Group

CMA's clients may invest in securities ("Alternative Investments") issued by alternative investment vehicles (i.e. hedge funds, private equity funds, and other alternative investment pools) that are structured as private limited partnerships ("LPs"), limited liability companies ("LLCs") or offshore corporations. Generally, CMA's Alternative Investment Group ("AIG") is the platform through which CMA provides advisory services relating to Alternative Investments.

The voting rights of Alternative Investments generally are rights of contract set forth in the limited liability company or limited partnership agreement, in the case of LLCs and LPs, or Memorandum and Articles of Association or By-laws, in the case of offshore corporations. Also, as privately placed securities, Alternative Investments generally are not subject to the regulatory scheme applicable to public companies. Consequently, in most cases, proxies are not solicited regarding Alternative Investment vehicles. Instead, consents may be solicited from members, limited partners or shareholders.

Because of the unique characteristics of Alternative Investments, CMA has a tailored process for voting Alternative Investment proxies and consents.

Process

AIG will vote all Alternative Investment proxies and consents in accordance with this Policy. The committee voting AIG proxies consists of AIG senior management, investment and operations professionals. Conflicts of interest are to be monitored and resolved as set forth in this Policy.

II. PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the head of core equity, head of value, head of growth, head of income strategies, head of equity research and head of fixed income research. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf.

The Proxy Committee's functions shall include, in part,

        (a) direction of the vote on proposals where there has been a recommendation to the Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;

        (b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

        (c) review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

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


        (d) development and modification of Voting Procedures, as stated in
        Section V, as it deems appropriate or necessary.

The Proxy Committee shall establish a charter, which shall set forth the Committee's purpose, membership and operation. The Committee's charter shall be consistent, in all material respects, with this policy and procedure.

III. CONFLICTS OF INTEREST

With Other Bank of America Businesses
-------------------------------------
Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.

Within CMA
----------
Conflicts of interest may also arise from the business activities of CMA. For example, CMA might manage (or be seeking to manage) the assets of a benefit plan for an issuer. CMA may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or a CMG Family Fund, for which CMA serves as investment adviser, are to be voted for a client's account.

Management of Conflicts
-----------------------
CMA's policy is to always vote proxies in the best interest of its clients, as a whole, without regard to its own self-interest or that of its affiliates. BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

        1. BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of BACAP associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

        2. In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

        3. Within CMA, CMA's Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's Clients.

        4. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

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


                . To disclose to the chairperson of the Proxy Committee and the chairperson to the head of CMG Compliance any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA shall vote proxies. In the event the chairperson of the Proxy Committee has a conflict of interest regarding a given matter, he or she shall abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

                . To refrain from taking into consideration, in the decision as to whether or how CMA shall vote proxies:

                        . The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

                        . Any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC.

Where a material conflict of interest is determined to have arisen in the proxy voting process that may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, CMA's policy is to invoke one or more of the following conflict management procedures:

        1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner that is free of the conflict.

        2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include CMA's proxy voting agent.

        3. In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.

IV. VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance
   ---------------------------------------------------------------

CMA generally will vote FOR:

        . Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

        However, CMA generally will WITHHOLD votes from pertinent director nominees if:

                        (i) the board as proposed to be constituted would have more than one-third of its members from management;

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


                        (ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);

                        (iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);

                        (iv) a director serves on more than six public company boards;

                        (v) the CEO serves on more than two public company boards other than the company's board.

                On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

        . Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.

        . Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

        . Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

                .       Established governance standards and guidelines.

                . Full board composed of not less than two-thirds "independent" directors, as defined by applicable regulatory and listing standards.

                . Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

                . A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

                . Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

                . The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

        . Proposals that grant or restore shareholder ability to remove directors with or without cause.

        . Proposals to permit shareholders to elect directors to fill board vacancies.

        . Proposals that encourage directors to own a minimum amount of company stock.

        .       Proposals to provide or to restore shareholder appraisal rights.

        .       Proposals to adopt cumulative voting.

        .       Proposals for the company to adopt confidential voting.

CMA generally will vote AGAINST:

        . Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

        . Proposals that give management the ability to alter the size of the board without shareholder approval.

        . Proposals that provide directors may be removed only by supermajority vote.

        .       Proposals to eliminate cumulative voting.

        . Proposals which allow more than one vote per share in the election of directors.

        . Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

        . Proposals that mandate a minimum amount of company stock that directors must own.

        .       Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

        . Director and officer indemnification and liability protection. CMA is opposed to entirely eliminating directors' and officers' liability for monetary damages for violating the duty of care. CMA is also opposed to expanding coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. CMA supports proposals which provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company, AND (ii) if the director's legal expenses would be covered.

        . Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

        . Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

2. Compensation
   ------------

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 10% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

        . Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

        .       Proposals asking a company to expense stock options.

        .       Proposals to put option repricings to a shareholder vote.

        .       Employee stock purchase plans that have the following features:
                (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

CMA generally will vote AGAINST:

        . Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.

        . Proposals to authorize the replacement or repricing of out-of-the money options.

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization
   --------------

CMA generally will vote FOR:

        . Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

                For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

        . Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

        . Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

        . Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

4. Mergers, Restructurings and Other Transactions
   ----------------------------------------------

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5. Anti-Takeover Measures
   ----------------------
CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

        . CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

        . CMA generally votes FOR shareholder proposals to eliminate a poison pill.

        . CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

        . CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

Supermajority vote

        . CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

        . CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters
   ----------------------

CMA generally will vote FOR:

        . Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

        . Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

                .       Credible reason exists to question:

                        . The auditor's independence, as determined by applicable regulatory requirements.

                        . The accuracy or reliability of the auditor's opinion as to the company's financial position.

                        . Feespaid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.

        . Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

        . Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

        . Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

        . Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

        . Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.

CMA will vote AGAINST:

        . Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

        . Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

        . Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

        . FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

        . FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7.  Other Matters Relating to Foreign Issues
    ----------------------------------------

CMA generally will vote FOR:

        . Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

        . Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

        . Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

        . Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.

        . Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company's financial position.

        . Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

8. Investment Company Matters
   --------------------------

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

        .       Board structure

        .       Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

        . Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

        . Ignore a shareholder proposal that is approved by a majority of shares outstanding;

        . Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

        . Are interested directors and sit on the audit or nominating committee; or

        . Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

        .       Past performance relative to its peers

        .       Market in which fund invests

        . Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

        . Past shareholder activism, board activity and votes on related proposals

        .       Strategy of the incumbents versus the dissidents

        .       Independence of incumbent directors; director nominees

        .       Experience and skills of director nominees

        .       Governance profile of the company

        .       Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

        .       Past performance as a closed-end fund

        .       Market in which the fund invests

        .       Measures taken by the board to address the discount

        . Past shareholder activism, board activity, and votes on related proposals.

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


Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

        .       Proposed and current fee schedules

        .       Fund category/investment objective

        .       Performance benchmarks

        .       Share price performance as compared with peers

        .       Resulting fees relative to peers

        .       Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

        .       Stated specific financing purpose

        .       Possible dilution for common shares

        .       Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

        .       Potential competitiveness

        .       Regulatory developments

        .       Current and potential returns

        .       Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a nonfundamental restriction, considering the following factors:

        .       Fund's target investments

        .       Reasons given by the fund for the change

        .       Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:
        .       Political/economic changes in the target market
        .       Consolidation in the target market
        .       Current asset composition

Change in Fund's Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:
        .       Potential competitiveness
        .       Current and potential returns
        .       Risk of concentration
        .       Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:
        .       Strategies employed to salvage the company
        .       Past performance of the fund
        .       Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:
        .       The degree of change implied by the proposal
        .       The efficiencies that could result
        .       The state of incorporation; net effect on shareholder rights
        .       Regulatory standards and implications

CMA will vote FOR:
        . Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)
        . Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:
        .       Proposals enabling the Board to:
                . Change, without shareholder approval the domicile of the fund
                . Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:
        .       Regulations of both states
        .       Required fundamental policies of both states
        .       The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder
Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:
        .       Fees charged to comparably sized funds with similar objectives
        .       The proposed distributor's reputation and past performance
        .       The competitiveness of the fund in the industry
        .       Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
        .       Resulting fee structure
        .       Performance of both funds
        .       Continuity of management personnel
        .       Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses. Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:
        .       Performance of the fund's NAV
        .       The fund's history of shareholder relations
        .       The performance of other funds under the adviser's management

9. Alternative Investment Group ("AIG") Matters

The AIG Proxy Sub-Committee generally will vote in accordance with the guidelines set forth in this policy. With respect to matters that are not addressed by the guidelines, the AIG Proxy Sub-Committee will vote each such matter on a CASE-BY-CASE basis.

B. Ability to Vote Proxies Other than as Provided in A Above.

A Portfolio Manager, sub-adviser or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption.

C. Proposals Requiring Special Consideration

The following proposals require special, individual consideration. The Proxy Committee will determine how proxies related to all such proposals will be voted.

                1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

                2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

                3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

                4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

                5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A.

                6. Executive/Director Compensation. Except as provided in
                Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

                7. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines set forth in Section IV above. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.

        . CMA shall use an independent, third-party vendor (currently Institutional Shareholder Services ("ISS")), to implement its proxy voting process as CMAs proxy voting agent. This retention is subject to CMA continuously assessing the vendor's independence from CMA and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and CMA's clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.

        . ISS shall provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.

        . On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolio shall be sent weekly.

        . ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be promptly noted and resolved by ISS, with notice to CMA.

        . Whenever a vote is solicited, ISS shall execute the vote according to CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.

                . If ISS is not sure how to vote a particular proxy, then ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel shall check this website regularly. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's understanding of the Voting Guidelines previously delivered to ISS. CMA shall promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

        . Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

        . ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

VI. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in CMA's Form ADV. Upon receipt of a Client's request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period.

                  LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2005

        1. The following language is added to the chart following the heading "Other Accounts Managed By Portfolio Managers" in the section "More Facts About the Trust: Portfolio Managers":

                         Other SEC-registered
                         open-end and closed-      Other pooled investment
 Portfolio Manager            end funds                  vehicles                Other accounts
--------------------   -----------------------   --------------------------   ----------------------
                        Number of     Assets        Number of     Assets       Number of     Assets
                         accounts                    accounts                   accounts
--------------------   -----------  ----------   -------------  -----------   -----------  ---------
Growth & Income Fund       11         $6.359          1            $97.1         2,053        $2.1
Lori J. Ensinger                      billion                     million                    billion
Growth & Income Fund       11         $6.359          1            $97.1         2,052        $2.1
David I. Hoffman                      billion                     million                    billion
Growth & Income Fund       11         $6.359          1            $97.1         2,050        $2.1
Noah J. Petrucci                      billion                     million                    billion
Growth & Income Fund       11         $6.359          1            $97.1         2,052        $2.1
Diane L. Sobin                        billion                     million                    billion

        2. The following language is added to the chart following the heading "Ownership of Securities" in the section "More Facts About the Trust: Portfolio Managers":

                       Dollar Range of Equity Securities in the Fund
  Portfolio Manager                  Beneficially Owned
--------------------   ----------------------------------------------
Growth & Income Fund                         $0
Lori J. Ensinger
Growth & Income Fund                         $0
David I. Hoffman
Growth & Income Fund                         $0
Noah J. Petrucci
Growth & Income Fund                         $0
Diane L. Sobin

        3. The following language is added to the chart following the heading "Compensation" in the section "More Facts About the
                Trust: Portfolio Managers":

  Portfolio Manager           Performance Benchmark
--------------------   ----------------------------
Growth & Income Fund       Russell 1000 Value Index
Lori J. Ensinger
Growth & Income Fund       Russell 1000 Value Index
David I. Hoffman
Growth & Income Fund       Russell 1000 Value Index
Noah J. Petrucci
Growth & Income Fund       Russell 1000 Value Index
Diane L. Sobin

                                                                   June 23, 2005

                  LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2005

        1. The following language is added to the chart following the heading "Other Accounts Managed By Portfolio Managers" in the section "More Facts About the Trust: Portfolio Managers":

                         Other SEC-registered
                         open-end and closed-      Other pooled investment
 Portfolio Manager            end funds                  vehicles                Other accounts
--------------------   -----------------------   --------------------------   ----------------------
                        Number of     Assets        Number of     Assets       Number of     Assets
                         accounts                    accounts                   accounts
--------------------   -----------  ----------   -------------  -----------   -----------  ---------
Growth & Income Fund       11         $6.359          1            $97.1         2,053        $2.1
Lori J. Ensinger                      billion                     million                    billion
Growth & Income Fund       11         $6.359          1            $97.1         2,052        $2.1
David I. Hoffman                      billion                     million                    billion
Growth & Income Fund       11         $6.359          1            $97.1         2,050        $2.1
Noah J. Petrucci                      billion                     million                    billion
Growth & Income Fund       11         $6.359          1            $97.1         2,052        $2.1
Diane L. Sobin                        billion                     million                    billion

        2. The following language is added to the chart following the heading "Ownership of Securities" in the section "More Facts About the Trust: Portfolio Managers":

                       Dollar Range of Equity Securities in the Fund
  Portfolio Manager                  Beneficially Owned
--------------------   ----------------------------------------------
Growth & Income Fund                         $0
Lori J. Ensinger
Growth & Income Fund                         $0
David I. Hoffman
Growth & Income Fund                         $0
Noah J. Petrucci
Growth & Income Fund                         $0
Diane L. Sobin

        3. The following language is added to the chart following the heading "Compensation" in the section "More Facts About the
                Trust: Portfolio Managers":

  Portfolio Manager           Performance Benchmark
--------------------   ----------------------------
Growth & Income Fund       Russell 1000 Value Index
Lori J. Ensinger
Growth & Income Fund       Russell 1000 Value Index
David I. Hoffman
Growth & Income Fund       Russell 1000 Value Index
Noah J. Petrucci
Growth & Income Fund       Russell 1000 Value Index
Diane L. Sobin

                                                                   June 24, 2005

                       STEINROE VARIABLE INVESTMENT TRUST

                 Columbia Large Cap Growth Fund, Variable Series
                 Liberty Asset Allocation Fund, Variable Series
                Liberty Federal Securities Fund, Variable Series
                   Liberty Money Market Fund, Variable Series
               Liberty Small Company Growth Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST

                 Colonial Small Cap Value Fund, Variable Series
                 Colonial Strategic Income Fund, Variable Series
                    Columbia High Yield Fund, Variable Series
                  Columbia International Fund, Variable Series
                  Liberty Growth & Income Fund, Variable Series
                   Liberty Select Value Fund, Variable Series
                   Liberty S&P 500 Index Fund, Variable Series
                                (each, a "Fund")

   (Supplement to the Statements of Additional Information dated May 1, 2005)

     On November 30, 2005, each Fund's shareholders approved the replacement of the Fund's then-current fundamental investment restrictions with the following standardized fundamental investment restrictions:

     1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

     2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

     3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

     4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the [Investment Company Act of 1940, as amended (the "1940 Act")], the rules and regulations thereunder and any applicable exemptive relief. [For Liberty Money Market Fund, Variable Series only, the following sentence is added: "This restriction shall not apply to securities of issuers in the financial services industry."]

     5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

     6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

     7. [Except for Columbia International Fund, Variable Series, which is classified as "non-diversified" under Section 5 of the 1940 Act.] Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that:
(a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

                                                                 January 6, 2006

Appendix B - Pro Forma Financial Statements


                                    - B-1 -

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
June 30, 2005 (unaudited)

                                                                                         Liberty Growth and     Liberty Growth and
                                                                     Nations Value           Income Fund,           Income Fund,
                                                         % of Net      Portfolio           Variable Series       Variable Series
                                                          Assets      Acquired Fund         Acquiring Fund      Pro-Forma Combined
-----------------------------------------------------------------------------------------------------------------------------------
Common Stocks                                            99.1%      Shares   Value ($)  Shares    Value ($)     Shares    Value ($)
                                                                   -------- ---------- --------  ----------    --------  ----------
CONSUMER
DISCRETIONARY                                            9.2%
Auto
Components                                               0.1%
               Johnson Controls, Inc.                                 7,200    405,576        -            -      7,200     405,576
                                                                            ----------            ----------             ----------
                                       Auto Components
                                       Total                                   405,576                     -                405,576
                                                                            ----------            ----------             ----------
Hotels,
Restaurants &
Leisure                                                  1.8%
               Carnival Corp.                                         8,100    441,855        -            -      8,100     441,855
               Harrah's Entertainment,
               Inc.                                                   9,900    713,493   12,778      920,910     22,678   1,634,403
               McDonald's Corp.                                      13,984    388,056   82,621    2,292,733     96,605   2,680,789
               Starwood Hotels &
               Resorts Worldwide, Inc.                               12,400    726,268        -            -     12,400     726,268
                                                                            ----------            ----------             ----------
                                       Hotels,
                                       Restaurants &
                                       Leisure Total                         2,269,672             3,213,643              5,483,315
                                                                            ----------            ----------             ----------
Media                                                    3.2%
               Clear Channel
               Communications, Inc.                                       -          -   18,172      562,060     18,172     562,060
               Comcast Corp., Class A
               (a)                                                   22,400    687,680   35,767    1,098,047     58,167   1,785,727
               McGraw-Hill Companies,
               Inc.                                                       -          -   63,796    2,822,973     63,796   2,822,973
               News Corp., Class A                                   49,800    805,764        -            -     49,800     805,764
               Time Warner, Inc. (a)                                      -          -  152,211    2,543,446    152,211   2,543,446
               Viacom, Inc., Class A                                      -          -   28,751      926,357     28,751     926,357
               Viacom, Inc., Class B                                 12,500    400,250        -            -     12,500     400,250
                                                                            ----------            ----------
                                       Media Total                           1,893,694             7,952,883              9,846,577
                                                                            ----------            ----------             ----------
Multiline
Retail                                                   2.3%                                                            ----------
               Federated Department
               Stores, Inc.                                          11,700    857,376   43,204    3,165,989     54,904   4,023,365
               J.C. Penney Co., Inc.                                 15,900    836,022   32,613    1,714,792     48,513   2,550,814
               May Department Stores
               Co.                                                   10,500    421,680        -            -     10,500     421,680
                                                                            ----------            ----------             ----------
                                       Multiline Retail
                                       Total                                 2,115,078             4,880,781              6,995,859
                                                                            ----------            ----------             ----------
Specialty
Retail                                                   1.8%
               Home Depot, Inc.                                           -          -   71,708    2,789,441     71,708   2,789,441
               Limited Brands, Inc.                                       -          -   56,485    1,209,909     56,485   1,209,909
               Sherwin-Williams Co.                                       -          -   19,700      927,673     19,700     927,673
               Staples, Inc.                                         30,300    645,996        -            -     30,300     645,996
                                                                            ----------            ----------             ----------
                                       Specialty Retail
                                       Total                                   645,996             4,927,023              5,573,019
                                                                            ----------            ----------             ----------
                                       CONSUMER
                                       DISCRETIONARY
                                       TOTAL                                 7,330,016            20,974,330             28,304,346
                                                                           ------------        - ------------          -------------
CONSUMER
STAPLES                                                  9.5%
Beverages                                                2.5%

               Diageo PLC, ADR                                       19,700  1,168,210   25,857    1,533,320     45,557   2,701,530
               PepsiCo, Inc.                                         16,918    912,388   74,602    4,023,286     91,520   4,935,674
                                                                            ----------            ----------             ----------
                                       Beverages Total                       2,080,598             5,556,606          -   7,637,204
                                                                            ----------            ----------             ----------

Food Products                                            1.4%

               Cadbury Schweppes PLC                                  9,900    379,467        -            -      9,900     379,467
               Hershey Co.                                                -          -   32,980    2,048,058     32,980   2,048,058
               Kraft Foods, Inc.,
               Class A                                                    -          -   63,925    2,033,454     63,925   2,033,454
                                                                            ----------            ----------             ----------
                                       Food Products
                                       Total                                   379,467             4,081,512              4,460,979
                                                                            ----------            ----------             ----------
Household
Products                                                 2.1%
               Clorox Co.                                                 -          -   41,167    2,293,825     41,167   2,293,825
               Kimberly-Clark Corp.                                  15,400    963,886   35,658    2,231,834     51,058   3,195,720
               Procter & Gamble Co.                                       -          -   21,394    1,128,534     21,394   1,128,534
                                                                            ----------            ----------             ----------
                                       Household
                                       Products Total                          963,886             5,654,193              6,618,079
                                                                            ----------            ----------             ----------
Personal
Products                                                 0.9%
               Gillette Co.                                               -          -   54,482    2,758,424     54,482   2,758,424
                                                                            ----------            ----------             ----------
                                       Personal Products
                                       Total                                         -             2,758,424              2,758,424
                                                                            ----------            ----------             ----------
Tobacco                                                  2.6%
               Altria Group, Inc.                                    35,000  2,263,100   65,416    4,229,798              6,492,898
               UST, Inc.                                              9,500    433,770   22,530    1,028,720     32,030   1,462,490
                                                                            ----------            ----------             ----------
                                       Tobacco Total                         2,696,870             5,258,518              7,955,388
                                                                            ----------            ----------             ----------
                                       CONSUMER STAPLES
                                       TOTAL                                 6,120,821            23,309,253             29,430,074
                                                                            ----------            ----------             ----------
ENERGY                                                   13.0%
Energy
Equipment &
Services                                                 1.4%
               Halliburton Co.                                       18,400    879,888   25,724    1,230,122     44,124   2,110,010
               Nabors Industries Ltd.
               (a)                                                    7,300    442,526        -            -      7,300     442,526
               Schlumberger Ltd.                                      6,800    516,392   16,930    1,285,664     23,730   1,802,056
                                                                            ----------            ----------             ----------
                                       Energy Equipment
                                       & Services Total                      1,838,806             2,515,786              4,354,592
                                                                            ----------            ----------             ----------
Oil, Gas &
Consumable
Fuels                                                    11.6%
               BP PLC, ADR                                           12,600    785,988   74,682    4,658,663     87,282   5,444,651
               ChevronTexaco Corp.                                   26,000  1,453,920   36,120    2,019,831     62,120   3,473,751
               ConocoPhillips                                         9,400    540,406  126,886    7,294,676    136,286   7,835,082
               EOG Resources, Inc.                                    8,700    494,160        -            -      8,700     494,160
               Exxon Mobil Corp.                                     61,000  3,505,670  176,894   10,166,098    237,894  13,671,768
               Marathon Oil Corp.                                         -          -   31,333    1,672,242     31,333   1,672,242
               Murphy Oil Corp.                                       7,200    376,056        -            -      7,200     376,056
               Occidental Petroleum
               Corp.                                                 13,900  1,069,327        -            -     13,900   1,069,327
               Royal Dutch Petroleum
               Co., N.Y. Registered
               Shares                                                     -          -   19,271    1,250,688     19,271   1,250,688
               Williams Companies, Inc.                              42,400    805,600        -            -     42,400     805,600
                                                                            ----------            ----------             ----------
                                       Oil, Gas &
                                       Consumable Fuels
                                       Total                                 9,031,127            27,062,198             36,093,325
                                                                            ----------            ----------             ----------
                                       ENERGY TOTAL
                                                                            10,869,933            29,577,984             40,447,917
                                                                            ----------            ----------             ----------

FINANCIALS                                               29.3%
Capital
Markets                                                  5.0%
               A.G. Edwards, Inc.                                         -          -   13,642      615,936     13,642     615,936
               Bank of New York Co.,
               Inc.                                                  30,100    866,278  100,491    2,892,131    130,591   3,758,409
               Franklin Resources, Inc.                                   -          -   16,830    1,295,573     16,830   1,295,573
               Goldman Sachs Group,
               Inc.                                                   8,600    877,372   27,451    2,800,551     36,051   3,677,923
               Janus Capital Group,
               Inc.                                                       -          -   74,250    1,116,720     74,250   1,116,720
               Merrill Lynch & Co.,
               Inc.                                                  32,025  1,761,695   30,064    1,653,821     62,089   3,415,516
               Morgan Stanley                                        11,600    608,652   21,950    1,151,717     33,550   1,760,369
                                                                            ----------            ----------             ----------
                                       Capital Markets
                                       Total                                 4,113,997            11,526,449             15,640,446
                                                                            ----------            ----------             ----------
Commercial
Banks                                                    8.5%
               Marshall & Ilsey Corp.                                21,200    942,340   14,681      652,570     35,881   1,594,910
               National City Corp.                                        -          -   34,401    1,173,762     34,401   1,173,762
               North Fork
               Bancorporation, Inc.                                  21,600    606,744   20,761      583,177     42,361   1,189,921
               PNC Financial Services
               Group, Inc.                                           10,500    571,830   21,090    1,148,561     31,590   1,720,391
               SunTrust Banks, Inc.                                   5,200    375,648        -            -      5,200     375,648
               U.S. Bancorp                                          60,737  1,773,520  161,209    4,707,303    221,946   6,480,823
               UnionBanCal Corp.                                      9,500    635,740        -            -      9,500     635,740
               Wachovia Corp.                                        39,176  1,943,130   89,105    4,419,608    128,281   6,362,738
               Wells Fargo & Co.                                     34,600  2,130,668   79,305    4,883,601    113,905   7,014,269
                                                                            ----------            ----------             ----------
                                       Commercial Banks
                                       Total                                 8,979,620            17,568,582             26,548,202
                                                                            ----------            ----------             ----------
Consumer
Finance                                                  0.6%
               MBNA Corp.                                                 -          -   72,263    1,890,400     72,263   1,890,400
                                                                            ----------            ----------             ----------
                                       Consumer Finance
                                       Total                                         -             1,890,400              1,890,400
                                                                            ----------            ----------             ----------
Diversified
Financial
Services                                                 5.8%
               CIT Group, Inc.                                        9,900    425,403        -            -      9,900     425,403
               Citigroup, Inc.                                       65,500  3,028,065  213,755    9,881,894    279,255  12,909,959
               JPMorgan Chase & Co.                                       -          -  133,792    4,725,533    133,792   4,725,533
                                                                            ----------            ----------             ----------
                                       Diversified
                                       Financial
                                       Services Total                        3,453,468            14,607,427             18,060,895
                                                                            ----------            ----------             ----------
Insurance                                                6.2%
               ACE Ltd.                                              13,100    587,535        -            -     13,100     587,535
               Allstate Corp.                                         9,900    591,525   23,517    1,405,141     33,417   1,996,666
               Ambac Financial Group,
               Inc.                                                   9,100    634,816   24,176    1,686,518     33,276   2,321,334
               American International
               Group, Inc.                                                -          -   30,996    1,800,867     30,996   1,800,867
               Chubb Corp.                                                -          -   17,000    1,455,370     17,000   1,455,370
               Genworth Financial,
               Inc., Class A (a)                                     27,600    834,348        -            -     27,600     834,348
               Hartford Financial
               Services Group, Inc.                                  13,100    979,618   30,065    2,248,261     43,165   3,227,879
               Lincoln National Corp.                                     -          -   63,436    2,976,417     63,436   2,976,417
               St. Paul Travelers
               Companies, Inc.                                        9,662    381,939        -            -      9,662     381,939
               Willis Group Holdings
               Ltd.                                                       -          -   32,795    1,073,052     32,795   1,073,052
               XL Capital Ltd., Class A                                   -          -   35,233    2,622,040     35,233   2,622,040
                                                                            ----------            ----------             ----------
                                       Insurance Total                       4,009,781            15,267,666             19,277,447
                                                                            ----------            ----------             ----------
Real Estate                                              2.4%
               Archstone-Smith Trust,
               REIT                                                  17,900    691,298   42,408    1,637,797     60,308   2,329,095
               AvalonBay Communities,
               Inc., REIT                                                 -          -   19,585    1,582,468     19,585   1,582,468
               Equity Office
               Properties Trust, REIT                                23,500    777,850        -            -     23,500     777,850
               Host Marriott Corp.,
               REIT                                                  39,700    694,750        -            -     39,700     694,750
               Kimco Realty Corp., REIT                                   -          -   28,873    1,700,908     28,873   1,700,908
               ProLogis Trust, REIT                                   4,544    182,851        -            -      4,544     182,851
                                                                            ----------            ----------             ----------
                                       Real Estate Total                     2,346,749             4,921,173              7,267,922
                                                                            ----------            ----------             ----------

Thrifts &
Mortgage
Finance                                                  0.8%
               Countrywide Financial
               Corp.                                                      -          -   33,342    1,287,335     33,342   1,287,335
               Fannie Mae                                            10,100    589,840        -            -     10,100     589,840
               Golden West Financial
               Corp.                                                  9,300    598,734        -            -      9,300     598,734
                                                                            ----------            ----------             ----------
                                       Thrifts &
                                       Mortgage Finance
                                       Total                                 1,188,574             1,287,335              2,475,909
                                                                            ----------            ----------             ----------
                                       FINANCIALS TOTAL
                                                                            24,092,189            67,069,032             91,161,221
                                                                            ----------            ----------             ----------
HEALTH CARE                                              6.2%
Health Care
Equipment &
Supplies                                                 0.5%
               Bausch & Lomb, Inc.                                        -          -    8,312      689,896      8,312     689,896
               Baxter International,
               Inc.                                                  12,600    467,460        -            -     12,600     467,460
               Hospira, Inc. (a)                                     10,380    404,820        -            -     10,380     404,820
                                                                            ----------            ----------             ----------
                                       Health Care
                                       Equipment &
                                       Supplies Total                          872,280               689,896              1,562,176
                                                                            ----------            ----------             ----------
Health Care
Providers &
Services                                                 1.7%
               Aetna, Inc.                                            7,300    604,586   32,588    2,698,938     39,888   3,303,524
               CIGNA Corp.                                            5,800    620,774   13,911    1,488,894     19,711   2,109,668
                                                                            ----------            ----------             ----------
                                       Health Care
                                       Providers &
                                       Services Total                        1,225,360             4,187,832              5,413,192
                                                                            ----------            ----------             ----------

Pharmaceuticals                                          4.0%

               Abbott Laboratories                                   15,300    749,853        -            -     15,300     749,853
               AstraZeneca PLC                                        9,900    408,474        -            -      9,900     408,474
               GlaxoSmithKline PLC, ADR                                   -          -   24,323    1,179,909     24,323   1,179,909
               Johnson & Johnson                                          -          -   28,668    1,863,420     28,668   1,863,420
               Merck & Co., Inc.                                          -          -   62,340    1,920,072     62,340   1,920,072
               Novartis AG, ADR                                       8,500    403,240   29,243    1,387,288     37,743   1,790,528
               Pfizer, Inc.                                          48,940  1,349,765  110,005    3,033,938    158,945   4,383,703
                                                                            ----------            ----------             ----------
                                       Pharmaceuticals
                                       Total                                 2,911,332             9,384,627             12,295,959
                                                                            ----------            ----------             ----------
                                       HEALTH CARE TOTAL                     5,008,972            14,262,355             19,271,327
                                                                            ----------            ----------             ----------
INDUSTRIALS                                              12.4%
Aerospace &
Defense                                                  3.6%
               General Dynamics Corp.                                     -          -   29,522    3,233,840     29,522   3,233,840
               Goodrich Corp.                                        18,900    774,144        -            -     18,900     774,144
               Honeywell
               International, Inc.                                   20,900    765,567        -            -     20,900     765,567
               Northrop Grumman Corp.                                13,000    718,250        -            -     13,000     718,250
               United Technologies
               Corp.                                                 22,550  1,157,942   88,380    4,538,313    110,930   5,696,255
                                                                            ----------            ----------             ----------
                                       Aerospace &
                                       Defense Total                         3,415,903             7,772,153             11,188,056
                                                                            ----------            ----------             ----------
Building
Products                                                 0.1%
               American Standard
               Companies, Inc.                                       10,800    452,736        -            -     10,800     452,736
                                                                            ----------            ----------             ----------
                                       Building Products
                                       Total                                   452,736                     -                452,736
                                                                            ----------            ----------             ----------

Commercial
Services &
Supplies                                                 1.7%
               Cendant Corp.                                              -          -   53,697    1,201,202     53,697   1,201,202
               Republic Services, Inc.                                    -          -   20,959      754,734     20,959     754,734
               Waste Management, Inc.                                27,800    787,852   87,837    2,489,300    115,637   3,277,152
                                                                            ----------            ----------             ----------
                                       Commercial
                                       Services &
                                       Supplies Total                          787,852             4,445,236              5,233,088
                                                                            ----------            ----------             ----------
Construction
& Engineering                                            0.1%
               Fluor Corp.                                            3,500    201,565        -            -      3,500     201,565
                                                                            ----------            ----------             ----------
                                       Construction &
                                       Engineering Total                       201,565                     -                201,565
                                                                            ----------            ----------             ----------
Industrial
Conglomerates                                            4.8%
               General Electric Co.                                  21,700    751,905  275,788    9,556,054    297,488  10,307,959
               Textron, Inc.                                              -          -   58,913    4,468,551     58,913   4,468,551
                                                                            ----------            ----------             ----------
                                       Industrial
                                       Conglomerates
                                       Total                                   751,905            14,024,605             14,776,510
                                                                            ----------            ----------             ----------
Machinery                                                1.7%
               Caterpillar, Inc.                                      6,900    657,639        -            -      6,900     657,639
               Deere & Co.                                            9,000    589,410   25,050    1,640,524     34,050   2,229,934
               Eaton Corp.                                            5,600    335,440   27,314    1,636,109     32,914   1,971,549
               Ingersoll-Rand Co.,
               Class A                                                8,900    635,015        -            -      8,900     635,015
                                                                             ----------            ----------             ----------
                                       Machinery Total                       2,217,504             3,276,633              5,494,137
                                                                            ----------            ----------             ----------
Road & Rail                                              0.4%
               Burlington Northern
               Santa Fe Corp.                                        11,300    532,004        -            -     11,300     532,004
               Union Pacific Corp.                                    9,100    589,680        -            -      9,100     589,680
                                                                            ----------            ----------             ----------
                                       Road & Rail Total                     1,121,684                     -              1,121,684
                                                                            ----------            ----------             ----------
                                       INDUSTRIALS TOTAL                     8,949,149            29,518,627             38,467,776
                                                                            ----------            ----------             ----------
INFORMATION
TECHNOLOGY                                               5.3%
Communications
Equipment                                                0.6%
               Cisco Systems, Inc. (a)                                    -          -   33,501      640,204     33,501     640,204
               Nokia Oyj, ADR                                             -          -   77,644    1,291,996     77,644   1,291,996
                                                                            ----------            ----------             ----------
                                       Communications
                                       Equipment Total                               -             1,932,200          -   1,932,200
                                                                            ----------            ----------             ----------
Computers &
Peripherals                                              1.9%
               Dell, Inc. (a)                                         4,900    193,599        -            -      4,900     193,599
               Hewlett-Packard Co.                                   36,000    846,360        -            -     36,000     846,360
               International Business
               Machines Corp.                                        14,200  1,053,640   26,851    1,992,344     41,051   3,045,984
               Lexmark International,
               Inc., Class A (a)                                          -          -   28,863    1,871,189     28,863   1,871,189
                                                                            ----------            ----------             ----------
                                       Computers &
                                       Peripherals Total                     2,093,599             3,863,533              5,957,132
                                                                            ----------            ----------             ----------
Electronic
Equipment &
Instruments                                              0.1%
               Agilent Technologies,
               Inc. (a)                                              18,400    423,568        -            -     18,400     423,568
                                                                            ----------            ----------             ----------
                                       Electronic
                                       Equipment &
                                       Instruments Total                       423,568                     -                423,568
                                                                            ----------            ----------             ----------

IT Services                                              1.2%
               Accenture Ltd., Class A
               (a)                                                        -          -  115,183    2,611,198    115,183   2,611,198
               Automatic Data
               Processing, Inc.                                           -          -   27,377    1,149,013     27,377   1,149,013
                                                                            ----------            ----------             ----------
                                       IT Services Total                             -             3,760,211              3,760,211
                                                                            ----------            ----------             ----------
Office
Electronics                                              0.5%
               Xerox Corp. (a)                                            -          -  110,678    1,526,250    110,678   1,526,250
                                                                            ----------            ----------             ----------
                                       Office
                                       Electronics Total                             -             1,526,250              1,526,250
                                                                            ----------            ----------             ----------

Semiconductors
&
Semiconductor
Equipment                                                0.4%
               Fairchild Semiconductor
               International, Inc.,
               Class A (a)                                           22,600    333,350        -            -     22,600     333,350
               Intel Corp.                                            7,600    198,056   25,675      669,091     33,275     867,147
                                                                            ----------            ----------             ----------
                                       Semiconductors &
                                       Semiconductor
                                       Equipment Total                         531,406               669,091              1,200,497
                                                                            ----------            ----------             ----------
Software                                                 0.6%
               Microsoft Corp.                                            -          -   72,372    1,797,720     72,372   1,797,720
                                                                            ----------            ----------             ----------
                                       Software Total                                -             1,797,720              1,797,720
                                                                            ----------            ----------             ----------
                                       INFORMATION
                                       TECHNOLOGY TOTAL                      3,048,573            13,549,005             16,597,578
                                                                            ----------            ----------             ----------
MATERIALS                                                4.5%
Chemicals                                                2.2%
               Air Products &
               Chemicals, Inc.                                            -          -   69,327    4,180,418     69,327   4,180,418
               Ashland, Inc.                                          5,800    416,846        -            -      5,800     416,846
               Dow Chemical Co.                                      12,600    561,078        -            -     12,600     561,078
               PPG Industries, Inc.                                   5,600    351,456   13,597      853,348     19,197   1,204,804
               Rohm and Haas Co.                                     12,400    574,616        -            -     12,400     574,616
                                                                            ----------            ----------             ----------
                                       Chemicals Total                       1,903,996             5,033,766              6,937,762
                                                                            ----------            ----------             ----------
Containers &
Packaging                                                0.2%
               Bemis Co., Inc.                                       25,300    671,462        -            -     25,300     671,462
                                                                            ----------            ----------             ----------
                                       Containers &
                                       Packaging Total                         671,462                     -                671,462
                                                                            ----------            ----------             ----------
Metals &
Mining                                                   0.4%
               Alcoa, Inc.                                            7,000    182,910        -            -      7,000     182,910
               Freeport-McMoRan Copper
               & Gold, Inc., Class B                                 20,200    756,288        -            -     20,200     756,288
               Nucor Corp.                                            7,200    328,464        -            -      7,200     328,464
                                                                            ----------            ----------             ----------
                                       Metals & Mining
                                       Total                                 1,267,662                     -              1,267,662
                                                                            ----------            ----------             ----------
Paper &
Forest
Products                                                 1.7%
               MeadWestvaco Corp.                                         -          -   94,931    2,661,865     94,931   2,661,865
               Weyerhaeuser Co.                                       9,400    598,310   31,155    1,983,016     40,555   2,581,326
                                                                            ----------            ----------             ----------
                                       Paper & Forest
                                       Products Total                          598,310             4,644,881              5,243,191
                                                                            ----------            ----------             ----------
                                       MATERIALS TOTAL
                                                                             4,441,430             9,678,647             14,120,077
                                                                            ----------            ----------             ----------

TELECOMMUNICATION
SERVICES                                                 4.3%
Diversified
Telecommunication
Services                                                 4.3%
               BellSouth Corp.                                       24,400    648,308   69,709    1,852,168     94,109   2,500,476
               SBC Communications, Inc.                              41,099    976,101  202,285    4,804,269    243,384   5,780,370
               Verizon Communications,
               Inc.                                                  35,500  1,226,525  108,845    3,760,595    144,345   4,987,120
                                                                            ----------            ----------             ----------
                                       Diversified
                                       Telecommunication
                                       Services Total                        2,850,934            10,417,032             13,267,966
                                                                            ----------            ----------             ----------
                                       TELECOMMUNICATION
                                       SERVICES TOTAL                        2,850,934            10,417,032             13,267,966
                                                                            ----------            ----------             ----------
UTILITIES                                                5.4%
Electric
Utilities                                                3.9%
               American Electric Power
               Co., Inc.                                                  -          -   34,677    1,278,541     34,677   1,278,541
               Entergy Corp.                                         13,800  1,042,590   34,619    2,615,466     48,419   3,658,056
               Exelon Corp.                                          25,200  1,293,516   42,758    2,194,768     67,958   3,488,284
               FPL Group, Inc.                                            -          -   31,570    1,327,834     31,570   1,327,834
               PG&E Corp.                                            22,800    855,912   38,830    1,457,678     61,630   2,313,590
                                                                            ----------            ----------             ----------
                                       Electric
                                       Utilities Total                       3,192,018             8,874,287             12,066,305
                                                                            ----------            ----------             ----------
Independent
Power
Producers &
Energy Traders                                           0.9%
               Duke Energy Corp.                                     37,600  1,117,848        -            -     37,600   1,117,848
               TXU Corp.                                                  -          -   20,853    1,732,676     20,853   1,732,676
                                                                            ----------            ----------             ----------
                                       Independent Power
                                       Producers &
                                       Energy Traders                        1,117,848             1,732,676              2,850,524
                                                                            ----------            ----------             ----------
Multi-Utilities                                          0.6%
               Dominion Resources, Inc.                              11,000    807,290   16,301    1,196,330     27,301   2,003,620
                                                                            ----------            ----------             ----------
                                       Multi-Utilities                         807,290             1,196,330              2,003,620
                                                                            ----------            ----------             ----------
                                       UTILITIES TOTAL
                                                                             5,117,156            11,803,293             16,920,449
                                                                            ----------            ----------             ----------
               Total Common Stocks                                          77,829,173           230,159,558            307,988,731
                                                                            ----------            ----------             ----------
Investment
Company                                                  0.2%
               iShares Russell 1000
               Value Index Fund                                           -          -   10,917      727,509     10,917     727,509
                                                                            ----------            ----------             ----------
               Total Investment Company                                              -               727,509                727,509
                                                                            ----------            ----------             ----------
CONVERTIBLE
PREFERRED
STOCKS                                                   0.1%      Par ($)              Par ($)                  Par ($)
                                                                  --------             --------                 --------
FINANCIALS                                               0.1%
Insurance                                                0.1%
               Genworth Financial, Inc.                               8,200    281,670        -            -      8,200     281,670
                                                                            ----------            ----------             ----------
               Total Preferred Stock                                           281,670                     -                281,670
                                                                            ----------            ----------             ----------

SHORT-TERM
OBLIGATIONS                                              0.5%             -          -
               Repurchase agreement
               with State Street Bank
               & Trust Co., dated
               06/30/05, due 07/01/05
               at 2.700%,
               collateralized by a
               U.S. Treasury Bond
               maturing 05/05/17,
               market value of
               $173,100 (repurchase
               proceeds $169,013)                                         -          -  169,000      169,000     169,000    169,000
                                                                                                                         ----------
               Repurchase agreement
               with State Street Bank
               & Trust Co., dated
               06/30/05, due 07/01/05
               at 3.100%,
               collateralized by a
               U.S. Government Agency
               Bond maturing 07/15/17,
               market value of
               $1,226,925 (repurchase
               proceeds $1,201,103)                               1,201,000  1,201,000                         1,201,000   1,201,000
                                                                                                  ----------             -----------
                                       Short-Term
                                       Obligations Total                  -  1,201,000               169,000               1,370,000
                                                                 ---------- ----------            ----------             -----------

                                                                                                                    Pro-Forma
                                                                                                                   Adjustment

               Total Investments                         99.9%              79,311,843           231,056,067             310,367,910
               Other Assets &
               Liabilities, Net                          0.1%                  364,391                11,885      (8,206)    368,070
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets                                100.0%
                                                                            79,676,234           231,067,952             310,735,980
                                                                           ===========          ============             ===========
               Total Investments at
               Cost                                                         68,380,463(b)        197,178,080(c)          265,558,543
                                                                           ===========          ============             ===========

               Notes to Investment
               Portfolio:
               ---------------------------------------------------------------------------------------------------------------------
               (a) Non-income producing security.
               (b) Cost for federal income tax purposes is $68,380,463.
               (c) Cost for federal income tax purposes is $197,178,080.

               Acronym                 Name
               ----------------------------------------------------
               ADR                     American Depositary Receipt
               REIT                    Real Estate Investment Trust

PRO-FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2005 (unaudited)

                                                                Liberty Growth and                     Liberty Growth and
                                                 Nations           Income Fund,                            Income Fund,
                                             Value Portfolio      Variable Series                        Variable Series
                                                                                         Pro-Forma          Pro-Forma
Assets:                                       Acquired Fund         Acquiring           Adjustments          Combined
                                              ---------------     ---------------      -------------     ---------------
Investments, at cost                          $    68,380,463     $   197,178,080      $           -     $   265,558,543
Affiliated Investments, at cost                             -                   -                  -                   -
                                              ---------------     ---------------      -------------     ---------------
Investments, at value                         $    79,311,843     $   231,056,067      $           -     $   310,367,910
Affiliated Investments, at value                            -                   -                  -                   -
Cash                                                      304                  49                  -                 353
Receivable for:                                             -
   Investments sold                                   492,135                   -                  -             492,135
   Fund shares sold                                    88,786              23,423                  -             112,209
   Interest                                               338                  13                  -                 351
   Dividends                                          141,252             396,882                  -             538,134
Expense reimbursement due from Investment
Advisor/Distributor                                         -               9,381                                  9,381
Deferred Trustees' compensation plan                        -              19,719                  -              19,719
Other assets                                              123                   -                  -                 123
                                              ---------------     ---------------      -------------     ---------------
        Total Assets                               80,034,781         231,505,534                  -         311,540,315
                                              ---------------     ---------------      -------------     ---------------
Liabilities:
Payable for:

   Investments purchased                              182,505                   -                  -             182,505
   Fund shares repurchased                             18,539             212,160                  -             230,699
   Investment advisory fee                             34,510             149,353                  -             183,863
   Transfer agent fee                                       -                 595                  -                 595
   Pricing and bookkeeping fees                             -               5,409                  -               5,409
   Distribution fee - Class B                               -               9,945                  -               9,945
Deferred Trustees' fees                                     -              19,719                  -              19,719
Other liabilities                                     122,993              40,401              8,206(b)          171,600
                                              ---------------     ---------------      -------------     ---------------
        Total Liabilities                             358,547             437,582              8,206             804,335
                                              ---------------     ---------------      -------------     ---------------
Net Assets                                    $    79,676,234     $   231,067,952      $      (8,206)(b) $   310,735,980
                                              ===============     ===============      =============     ===============



Composition of Net Assets:
Paid-in capital                               $    64,958,237     $   238,582,700      $           -     $   303,540,937
Undistributed net investment income                   553,800           1,934,808             (8,206)(b)       2,480,402
Accumulated net realized gain (loss)                3,232,817         (43,327,543)                 -         (40,094,726)
Net unrealized appreciation  on investments        10,931,380          33,877,987                  -          44,809,367
                                              ---------------     ---------------      -------------     ---------------
Net Assets                                    $    79,676,234     $   231,067,952      $      (8,206)(b) $   310,735,980
                                              ===============     ===============      =============     ===============

Class A: (a)

Net assets                                    $    79,676,234     $   187,141,158      $      (8,206)(b) $   266,809,186
Shares outstanding                                  6,624,887          11,755,869         (1,620,286)         16,760,470
                                              ===============     ===============      =============     ===============
Net asset value per share                     $         12.03     $         15.92                  -     $         15.92
                                              ===============     ===============      =============     ===============


Class B:
Net assets                                    $             -     $    43,926,794      $           -     $    43,926,794
Shares outstanding                                          -           2,765,523                  -           2,765,523
                                              ===============     ===============      =============     ===============
Net asset value per share                     $             -     $         15.88                  -     $         15.88
                                              ===============     ===============      =============     ===============

(a) Shares of Nations Value Portfolio are exchanged for Class A shares of Liberty Growth and Income Fund, Variable Series, based on the net asset value per share of Liberty Growth and Income Fund's Class A shares at the time of the merger.

(b) Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $20,250 and $0 to be borne by Nations Value Portfolio and Liberty Growth and Income Fund, Variable Series, respectively. At June 30, 2005, before pro-forma adjustments, $12,044 of merger related costs had been accrued by Nations Value Portfolio.

PRO-FORMA COMBINING STATEMENTS OF OPERATIONS
For the Twelve Months Ended June 30, 2005 (unaudited)

                                                             Nations      Liberty Growth                   Liberty Growth
                                                              Value      and Income Fund,                 and Income Fund,
                                                            Portfolio     Variable Series                  Variable Series
                                                                                            Pro-Forma         Pro-Forma
                                                          Acquired Fund     Acquiring      Adjustments        Combined
                                                          --------------   ------------   --------------   ---------------
Investment Income:
Dividends                                                  $  1,714,883    $  6,226,618   $           -     $  7,941,501
                                                           ------------    ------------    ------------     ------------
Dividends from affiliates                                        25,314               -               -           25,314
Interest                                                            372           9,687               -           10,059
Securities lending                                                1,175               -               -            1,175
Foreign taxes withheld                                           (4,911)        (44,215)              -          (49,126)
                                                           ------------    ------------    ------------     ------------
   Total Investment Income                                    1,736,833       6,192,090               -        7,928,923
                                                           ------------    ------------    ------------     ------------

Expenses:

Investment advisory fee                                         427,330       1,904,842         108,044        2,440,216(a)
Administration fee                                              166,054               -        (166,054)               -(a)
Distribution fee                                                180,523         112,193        (180,523)         112,193(a)
Transfer agent fee                                               16,089           7,491         (23,249)             331(f)
Pricing and bookkeeping fees                                          -          69,291          17,098           86,389(c)
Trustees' fees                                                   26,560          11,065          (8,853)          28,772(b)
Custody fee                                                      10,286          20,532               -           30,818
Non-recurring costs (See Note 5)                                      -           4,639               -            4,639
Other expenses                                                   90,163          71,620         (28,695)         133,088(b)
                                                           ------------    ------------    ------------     ------------
   Total Operating Expenses                                     917,005       2,201,673        (282,232)       2,836,446
Fees and expenses waived or reimbursed by
 Investment Advisor                                             (27,917)       (184,576)         28,296         (184,197)(d)
Fees waived by Distributor                                     (180,523)         (8,975)        180,523           (8,975)(e)
Custody earnings credit                                             (27)           (102)              -             (129)
Non-recurring cost assumed by Investment
 Advisor (See Note 5)                                                 -          (4,639)              -           (4,639)
                                                           ------------    ------------    ------------     ------------
   Net Expenses                                                 708,538       2,003,381         (73,413)       2,638,506
                                                           ------------    ------------    ------------     ------------
Net Investment Income                                         1,028,295       4,188,709          73,413        5,290,417
                                                           ------------    ------------    ------------     ------------

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain  on investments                             3,989,162      22,847,167               -       26,836,329
Net change in unrealized appreciation (depreciation) on
 investments                                                  3,957,973      (4,154,847)              -         (196,874)
                                                           ------------    ------------    ------------     ------------
Net Gain                                                      7,947,135      18,692,320               -       26,639,455
                                                           ------------    ------------    ------------     ------------
Net Increase in Net Assets from Operations                 $  8,975,430    $ 22,881,029    $     73,413     $ 31,929,872
                                                           ------------    ------------    ------------     ------------


(a) Based on the contract in effect for the Liberty Growth and Income Fund, Variable Series, the surviving fund.
(b) Reflects elimination of duplicate expenses achieved as a result of merging funds.
(c) Adjustment to realign Nations Value Portfolio's fees to Liberty Growth and Income Fund, Variable Series.
(d) Based on voluntary fee waiver currently in effect for Liberty Growth and Income Fund, Variable Series, the surviving fund.
(e) Based on voluntary fee waiver currently in effect for Liberty Growth and Income Fund, Variable Series, the surviving fund.
(f) Reflects the impact of changes to the transfer agent fee structure that have been implemented prior to consummation of the merger.

Capitalization

The following table shows on an unaudited basis the capitalization of the Nations Value Portfolio and the Liberty Growth and Income Fund, Variable Series as of October 31, 2005, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Nations Value Portfolio by the Liberty Growth and Income Fund, Variable Series at net asset value as of that date:

                                                                                                       Liberty Growth and
                                                     Liberty Growth and                                   Income Fund,
                                                        Income Fund,                                    Variable Series
                                   Nations           Variable Series           Pro Forma                   Pro Forma
                               Value Portfolio        (Acquiring Fund)        Adjustments                 Combined(1)
                              -------------------    -------------------     -----------------         -------------------
Class A
Net asset value               $        80,411,486(2) $       171,300,507     $               0(3)      $       251,711,993
Shares outstanding                      6,582,944             10,614,462            (1,602,074)(3)              15,596,586
Net asset value per share     $             12.22    $             16.14                               $             16.14

Class B
Net asset value               $                 -    $        41,597,296     $               -         $        41,597,296
Shares outstanding                              -              2,585,258                     -                   2,585,258
Net asset value per share     $                 -    $             16.09                               $             16.09

(1) Assumes the Acquisition was consummated on October 31, 2005 and is for information purposes only. No assurance can be given as to how many shares of the Liberty Growth and Income Fund, Variable Series will be received by the shareholders of the Nations Value Portfolio on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Liberty Growth and Income Fund, Variable Series that actually will be received on or after such date.

(2) One time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $20,250 has been borne by Nations Value Portfolio.

(3) Shares of Nations Value Portfolio are exchanged for Class A shares of Liberty Growth and Income Fund, Variable Series, based on the net asset value per share of Liberty Growth and Income Fund, Variable Series' Class A shares at the time of the merger.

                 LIBERTY GROWTH AND INCOME FUND, VARIABLE SERIES
                                       AND
                             NATIONS VALUE PORTFOLIO

                    PRO FORMA COMBINING FINANCIAL STATEMENTS
                          Notes to Financial Statements
                                  June 30, 2005
                                   (unaudited)

Note 1. Organization

        Liberty Growth and Income Fund, Variable Series (the "Acquiring Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Nations Value Portfolio ("Acquired Fund"), a series of Nations Separate Account Trust, is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Acquiring Fund seeks long-term growth and income. The Acquired Fund seeks growth of capital by investing in companies that are believed to be undervalued.

Fund Shares

The Acquiring Fund and the Acquired Fund each may issue an unlimited number of shares. The Acquiring Fund offers two classes of shares: Class A Shares and Class B Shares. The Acquired Fund offers one series of shares. Shares of each Fund are available exclusively for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Note 2. Basis of Combination

The accompanying pro-forma financial statements are presented to show the effect of the proposed merger of the Acquired Fund by the Acquiring Fund as if such merger had occurred on July 1, 2005. The following notes refer to the accompanying pro-forma financial statements of such proposed merger.

Under the terms of the merger, the combination of the Acquired Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Acquired Fund into the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.


The Pro Forma Investment Portfolio and Pro Forma Statement of Assets and Liabilities of the Acquired Fund and Acquiring Fund have been combined to reflect balances as of June 30, 2005. The Pro Forma Statement of Operations of the Acquired Fund and Acquiring Fund has been combined to reflect the twelve months ended June 30, 2005. Columbia Management Advisors, Inc. expects that all of the securities held by the Acquired Fund as of June 30, 2005, would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.


Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be re-stated.

The accompanying pro-forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Fund included within their respective annual shareholder reports dated December 31, 2004, as well as the semi-annual shareholder reports dated June 30, 2005.

Note 3.  Significant Accounting Policies

Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies which are detailed in the semi-annual reports referenced above in Note 2.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Trust's organizational documents, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 4. Fees and Compensations Paid to Affiliates

Investment advisory fees, administration fees and related party transactions are detailed in the semi-annual report referenced above in Note 2.

Note 5. Capital Shares

The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of June 30, 2005. The pro-forma number of shares outstanding, by class, for the combined entity consists of the following at June 30, 2005.

                        Shares of       Additional Shares     Total Shares
                     Acquiring Fund     Assumed Issued        Outstanding
Class of Shares      Pre-Combination      with Merger       Post Combination
---------------      ---------------    -----------------  -----------------
Class A Shares            11,755,869            5,004,601         16,760,470
Class B Shares             2,765,523                    -          2,765,523

Note 6. Legal Proceedings

         On March 15, 2004, Columbia Management and CMD the distributor of the Fund's shares (collectively, "Columbia"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

     On February 9, 2005, Columbia entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

     Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

     Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Fund's independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

     As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

     A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing filed on February 10, 2005.

     In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees off the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

     The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

     On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally order its transfer to the MDL.

     The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

     In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005.

PART C. OTHER INFORMATION

Item 15. Indemnification

See Article Tenth of the Amended and Restated Agreement and Declaration of Trust filed as Exhibit 1 hereto.

The Registrant's investment adviser, Columbia Management Advisors, Inc., maintains investment advisory professional liability insurance to insure it, for the benefit of the Trust and its non-interested trustees, against loss arising out of any effort, omission, or breach of any duty owed to the Trust or any Fund by Columbia Management Advisers, Inc.

Item 16. Exhibits

        (1) Amended and Restated Agreement and Declaration of Trust dated May 23, 2000. (1)

        (2)     Amended and Restated By-Laws dated August 11,2004. (2)

        (3)     Not applicable.

        (4) Form of Agreement and Plan of Reorganization- Filed as Exhibit A to Part A of this Registration Statement.

        (5) Article IV, Paragraph D; Article V; Article VI, Section II, Paragraph 2.06; Article VIII, Paragraph A; Article X, Paragraph D; and Article XII of the Amended and Restated Agreement and Declaration of Trust, and Article VI and Article IX of the By-laws, as amended, each define the rights of the shareholders.
                (1) (2)

        (6) Management Agreement dated November 1, 2003 between the Registrant and Columbia Management Advisors, Inc. ("Columbia"), with respect to Liberty Growth and Income Fund, Variable Series.
                (3)

        (7) Underwriting Agreement dated August 15, 1997, as amended June 18, 1999 between the Registrant and Columbia Funds Distributor, Inc. (4)

        (8)     Not applicable.

        (9)(a) Form of Custodian Contract between Registrant and State Street Bank and Trust Company dated October 10, 2001 - filed as Exhibit
                (g) in Part C, Item 23(b) of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Columbia Funds Trust II (filed under former name Liberty Funds Trust II) (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement.

        (9)(b) Appendix A to Custodian Contract between Registrant and State Street

                Corporation (formerly named State Street Bank and Trust Company)- filed as Exhibit (j)(2) in part C, Item 24(2) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-2 of Columbia Floating Rate Fund (File Nos. 333-51466 & 811-8953), filed with the Commission on or about December 17, 2003, and is hereby incorporated by reference and made a part of this Registration Statement.

        (9)(c) 12b-1 Plan Implementing Agreement between the Registrant and Columbia Funds Distributor, Inc. dated June 1, 1999, as amended May 30, 2000. (5)

        (9)(d) Appendix 1 of 12b-1 Plan Implementing Agreement Dated April 14, 2003. (6)

        (10) Rule 12b-1 Distribution Plan dated June 1, 1999, as amended May 30, 2000 and April 14, 2003. (6)


        (11)(a) Opinion of Ropes & Gray LLP dated December 21, 2005. (7)

        (11)(b) Consent of Ropes & Gray LLP dated December 21, 2005. (7)


        (12)    Opinion of Ropes & Gray LLP - to be filed by amendment

        (13)(a) Amended and Restated Pricing and Bookkeeping Agreement between the Registrant and Columbia Management Advisors, Inc. (6)

        (13)(b) Joinder and Release Agreement with respect to transfer Agency Agreement dated as of January 3, 1995 among the Liberty variable Investment Trust, Liberty Investment Services, Inc. and Columbia Funds Services, Inc. (formerly named Liberty Funds Services, Inc.) (including form of Transfer Agency Agreement and Amendment No. 1 thereto). (4)

        (13)(c) Amendment No. 2 to Transfer Agency Agreement dated May 1, 1995.
                (4)

        (13)(b) Amendment No. 3 to Transfer Agency Agreement dated November 15, 1997. (4)

        (13)(d) Amendment No. 4 to Transfer Agency Agreement dated April 14, 2003. (6)

        (13)(e) Form of Participation Agreement. (5)


        (14) Consent of Independent Registered Public Accounting Firm dated December 20, 2005. (7)


        (15)    Not applicable.

        (16)    Power of Attorney - Filed herewith.


        17(a) Annual Report of Nations Separate Accounts Trust dated December 31, 2004- filed herewith.

        17(b) Semi-Annual Report of Nations Separate Accounts Trust dated June 30, 2005- filed herewith.

        17(c) Prospectus of Nations Value Portfolio dated May 1, 2005 - filed herewith.

        17(d) Statement of Additional Information of Nations Value Portfolio dated May 1, 2005 - filed herewith.

        **************************

1. Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant's registration statement on Form N-1A filed June 1, 2000.

2. Incorporated by reference to Post-Effective Amendment No. 33 to the Registrant's registration statement on Form N-1A filed May 1, 2005.

3. Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant's registration statement on Form N-1A filed April 20, 2004.

4. Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant's registration statement on Form N-1A filed April 16, 1999.

5. Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's registration statement on Form N-1A filed May 30, 2000.

6. Incorporated by reference to Post-Effective Amendment No. 29 to the Registrant's registration statement on Form N-1A filed April 11, 2003.


7. Incorporated by reference to the Registrant's registration statement on Form N-14 filed December 21, 2005.


Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

   As required by the Securities Act of 1933, as amended, this Post-Effective Amendment has been signed on behalf of the Registrant, Liberty Variable Investment Trust, in the City of Boston and The Commonwealth of Massachusetts, on the 3rd day of February, 2006.

                                           LIBERTY VARIABLE INVESTMENT TRUST

                                           By:    /s/  Christopher L. Wilson
                                                  -----------------------------
                                           Name:  Christopher L. Wilson
                                           Title: President

   As required by the Securities Act of 1933, as amended, this Post-Effective Amendment has been signed by the following persons in their capacities and on the dates indicated.

          Signature                          Title                      Date
          ---------                          -----                      ----
/s/ Christopher L. Wilson        President (Chief Executive       February 3, 2006
-----------------------------      Officer)
Christopher L. Wilson

/s/ J. Kevin Connaughton         Treasurer (Principal             February 3, 2006
-----------------------------      Financial Officer)
J. Kevin Connaughton

/s/ Michael G. Clarke            Chief Accounting Officer         February 3, 2006
-----------------------------      (Principal
Michael G. Clarke                Accounting Officer)

/s/ Douglas A. Hacker*                                            February 3, 2006
-----------------------------    Trustee
Douglas A. Hacker

/s/ Janet Langford Kelly*                                         February 3, 2006
-----------------------------    Trustee
Janet Langford Kelly

/s/ Richard W. Lowry*                                             February 3, 2006
-----------------------------    Trustee
Richard W. Lowry

/s/ William E. Mayer*                                             February 3, 2006
-----------------------------    Trustee
William E. Mayer

/s/ Charles R. Nelson*                                            February 3, 2006
-----------------------------    Trustee
Charles R. Nelson

/s/ John J. Neuhauser*                                            February 3, 2006
-----------------------------    Trustee
John J. Neuhauser

/s/ Patrick J. Simpson*                                           February 3, 2006
-----------------------------    Trustee
Patrick J. Simpson

/s/ Thomas E. Stitzel*                                            February 3, 2006
-----------------------------    Trustee
Thomas E. Stitzel

/s/ Thomas C. Theobald*                                           February 3, 2006
-----------------------------    Trustee
Thomas C. Theobald

/s/ Anne-Lee Verville*                                            February 3, 2006
-----------------------------    Trustee
Anne-Lee Verville

/s/ Richard L. Woolworth*                                         February 3, 2006
-----------------------------    Trustee
Richard L. Woolworth

                                         *By:
                                              /s/ Peter T. Fariel
                                              -----------------------------  ,
                                              Attorney-in-Fact
                                              February 3, 2006

INDEX TO EXHIBITS

Exhibit   Exhibit Name
-------   -------------
16.       Power of Attorney

17(a).    Annual Report of Nations Separate Accounts Trust dated December 31,
          2004

17(b).    Semi-Annual Report of Nations Separate Accounts Trust dated June 30,
          2005

17(c).    Prospectus of Nations Value Portfolio dated May 1, 2005

17(d). Statement of Additional Information of Nations Value Portfolio dated May 1, 2005